UNITED STATES
	Securities and Exchange Commission
	    Washington, D.C.  20549

		FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
          INVESTMENT COMPANIES

Investment Company Act file number 811-6477

SM&R Investments, Inc.
P.O. Box 58969
Houston, TX  77258-8969

Securities Management and Research, Inc.
P.O. Box 58969
Houston, TX 77258-8969
(800) 231-4639

Fiscal year end:  August 31

Reporting period:  August 31, 2008


Item 1  Report to Shareholders

ANNUAL REPORT

SM&R INVESTMENTS, INC.

-    SM&R GROWTH FUND

-    SM&R EQUITY INCOME FUND

-    SM&R BALANCED FUND

-    SM&R GOVERNMENT BOND FUND

-    SM&R TAX FREE FUND

-    SM&R PRIMARY FUND

-    SM&R MONEY MARKET FUND

ANNUAL REPORT

AUGUST 31, 2008

SM&R INVESTMENTS, INC.         2450 South Shore Boulevard, League City, TX 77573
--------------------------------------------------------------------------------

The report contained herein is included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current prospectus. ALL INVESTORS ARE ADVISED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANIES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANIES. YOU SHOULD READ IT CAREFULLY BEFORE INVESTING.

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the investment adviser uses in fulfilling this responsibility is included in the Funds' Statement of Additional Information and is available without charge, upon request, by calling 1-800-231-4639. The policies and procedures are also available on the Securities and Exchange Commission's website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-800-231-4639 and is also available on the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website, beginning with the November 30, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC's Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 1-800-231-4639.

AN EXAMPLE OF ONGOING EXPENSES (UNAUDITED)

Each shareholder of the Company may incur two types of expenses: (1) transactional (e.g., sales charges, contingent deferred sales charges on redemptions and redemption fees) and (2) ongoing (e.g., asset-based charges such as investment advisory fees and distribution and/or 12b-1 fees). The example, included below, is intended to help a shareholder better understand the ongoing expenses of investing in this Company and to compare these expenses with other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2008, and held for six months ending August 31, 2008.

ACTUAL EXPENSES

The example below provides information about actual account values and actual expenses. A shareholder may use the information in this example, together with the amount they have invested, to estimate the expenses that they have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the actual column under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on their account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The example also provides information about hypothetical account values and hypothetical expenses based on the Company's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Company's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a shareholder paid for the period. This information may be used to compare the ongoing expenses of investing in the Company and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in this table are meant to help a shareholder understand the ongoing expenses only and do not reflect any transactional expenses, such as sales charges, contingent deferred sales charges on redemptions or redemption fees. Therefore, the table is useful in comparing ongoing expenses only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional expenses were included, the expenses would have been higher.

                                                           ACTUAL                     HYPOTHETICAL
                                                 --------------------------   ---------------------------
                        BEGINNING                    ENDING       EXPENSES       ENDING         EXPENSES
                         ACCOUNT    ANNUALIZED       ACCOUNT        PAID         ACCOUNT          PAID
                          VALUE       EXPENSE         VALUE        DURING         VALUE          DURING
FUNDS                  (03/01/08)     RATIOS     (08/31/08) (1)  PERIOD (2)   (08/31/08) (1)   PERIOD (2)
--------------------   ----------   ----------   --------------  ----------   --------------   ----------
Growth Fund
   Class A              $1,000.00      1.36%        $  980.74       $6.77        $1,018.18       $6.88
   Class B               1,000.00      1.86%           977.83        9.22         1,015.69        9.39
   Class T               1,000.00      1.15%           979.34        5.67         1,019.28        5.78
Equity Income Fund
   Class A               1,000.00      1.26%           993.06        6.30         1,018.68        6.38
   Class B               1,000.00      1.76%           990.17        8.77         1,016.18        8.90
   Class T               1,000.00      1.14%           992.90        5.72         1,019.26        5.81
Balanced Fund
   Class A               1,000.00      1.30%           984.71        6.47         1,018.49        6.58
   Class B               1,000.00      1.80%           980.82        8.93         1,015.99        9.10
   Class T               1,000.00      1.24%           983.88        6.15         1,018.79        6.27
Government Bond Fund
   Class A               1,000.00      0.73%           990.77        3.63         1,021.30        3.68
   Class B               1,000.00      1.23%           987.87        6.15         1,018.76        6.24
   Class T               1,000.00      0.73%           991.40        3.62         1,021.30        3.68
Tax Free Fund
   Class A               1,000.00      0.75%         1,027.05        3.79         1,021.19        3.78
   Class B               1,000.00      1.25%         1,023.47        6.35         1,018.68        6.33
   Class T               1,000.00      0.75%         1,026.14        3.79         1,021.21        3.78
Primary Fund             1,000.00      0.80%         1,011.38        4.01         1,020.96        4.03
Money Market Fund        1,000.00      0.50%         1,008.38        2.47         1,022.47        2.49

(1) The actual ending account value is based on actual total return of each class of each of the funds for the period March 1, 2008 to August 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on each class of each of the funds' actual expense ratios and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the annualized expense ratios, shown in the table above, multiplied by the average account value over the period, then multiplied by 184/366 (to reflect the six month period).

SM&R GROWTH FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

Comments from Anne M. LeMire, CPA, CFA, Portfolio Manager, SM&R Growth Fund

The SM&R Growth Fund seeks to achieve long-term capital appreciation in the equity market. The Fund is guided by a strategy of investing primarily in stocks of well established companies with records of consistent earnings and cash flow growth. For the twelve months ended August 31, 2008 the Fund's total return to Class T investors was -13.11% at net asset value compared with the Lipper Large Cap Core Index, which returned -9.99% over the same time period. Year-to-date through August 31, 2008, the Fund's return was -12.00%, compared to -12.60% for the S&P 500, -13.00% for the Dow Jones Industrial Average, -10.70% for the Nasdaq and -10.94% for the Lipper Large Cap Core Index.

The Fund's performance during the year benefited from sector allocation choices, primarily an overweight in Energy, Industrials and Healthcare. Individual holdings producing the strongest performance of the year include Anheuser Busch (+43%), AirGas (+22%), Coviden (+22%), and Celgene (+19%). Underperforming selections that weighed negatively on Fund performance include holdings in the Financial sector such as Freddie Mac (-87%), Washington Mutual (-70%), and Wachovia (-57%).

Capital markets resemble a battleground with multiple casualties and severely wounded strewn across the landscape. Years of loose underwriting standards for mortgages coupled with creative Wall Street leveraging and packaging of this debt finally hit financial institutions and investors around the world when home prices began to fall. Suddenly debt levels far surpassed collateral levels and liquidity for the debt dried up. The result has been billions of dollars in write-downs of value of these assets. We are in the midst of the most severe financial crisis since the Great Depression, witness to institutional failures of unfathomable and unprecedented size.

Investment bank Bear Stearns became the first large casualty of this crisis, as it was forced by regulators to sell itself at a fraction of its former value. Government chartered Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) were essentially taken over by the government, with shareholders losing large stakes in the publicly traded corporations. Century old Lehman Brothers recently filed for bankruptcy, while the largest independent mortgage lender in the world, Countrywide, sold itself to avoid a bankruptcy filing. Meanwhile, the world's largest insurance holding company, American International Group, received an $85 billion loan from the US Government for an 80% stake in the company. Washington Mutual joined the list of casualties as the FDIC stepped in and seized the bank, sparking the largest bank failure of all time.

With all of the disarray in the financial markets and near frozen state of the credit market, Congress has passed the Troubled Asset Relief Program (TARP) in an effort to help the ailing economy. The goal of the plan is for the government to purchase up to $700 billion of troubled assets from stressed financial institutions, thus unclogging lenders' balance sheets. If successful, banks could once again start lending and replace troubled loans with healthier ones, improving quality and restoring liquidity to the markets.

Until confidence increases amongst market participants, continued market volatility is expected. However, if efforts such as TARP are successful in helping to stabilize and calm markets, and confidence and liquidity improve, corporate profits will begin to improve, and investors who have adopted a long term, consistent investment strategy will once again be poised to participate in the recovery.

THE OPINIONS OF PORTFOLIO MANAGERS ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND SM&R DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH OPINIONS. BECAUSE INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, THE OPINIONS EXPRESSED SHOULD NOT BE RELIED UPON AS AN INDICATION OF ANY FUND'S TRADING INTENT.

SM&R GROWTH FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION, CONTINUED

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R GROWTH FUND,
  CLASS T, AT OFFERING PRICE, AND LIPPER LARGE-CAP CORE INDEX AND THE S&P 500

                                    [CHART]

                             LIPPER LARGE-CAP
          GROWTH   S&P 500     CORE INDEX
          ------   -------   ----------------
 9/1/98    9424     10000         10000
8/31/99   13096     13983         13487
8/31/00   16526     16264         16315
8/31/01   10635     12298         12054
8/31/02    8057     10085         10050
8/31/03    8887     11302         11037
8/31/04    9835     12596         11919
8/31/05   10721     14178         13285
8/31/06   11395     15437         14427
8/31/07   13301     17774         16540
8/31/08   11557     15794         14888

SM&R Growth Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/08. Inception date of these classes is 01/01/99.

            ONE     FIVE      SINCE
            YEAR    YEAR    INCEPTION
-------------------------------------
Class A   -17.02%   4.22%     -1.49%
Class B   -17.71%   4.78%     -1.44%

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 5.75% through 8/31/08 for Class T shares.

10 YEAR     1.46%
5 YEAR      4.18%
1 YEAR    -18.08%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                  [PIE CHART]

Consumer Discretionary       7.32%
Consumer Staples             9.13%
Energy                      14.19%
Financials                  14.63%
Health Care                 14.81%
Industrials                 13.80%
Information Technology      16.59%
Materials                    2.87%
Miscellaneous                0.19%
Telecommunication Services   3.25%
Utilities                    3.22%

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R GROWTH FUND

COMMON STOCKS

                                                           SHARES       VALUE

CONSUMER DISCRETIONARY--
HOUSEHOLD DURABLES--1.80%
Newell Rubbermaid Inc.                                      23,200   $   419,920
Stanley Works (The)                                         23,000     1,102,850
                                                                     -----------
                                                                       1,522,770
HOTELS, RESTAURANTS & LEISURE--0.41%
Starwood Hotels & Resorts Worldwide, Inc.                    9,650       349,813
MEDIA--1.00%
Walt Disney Co. (The)                                       26,150       845,952
MULTILINE RETAIL--1.00%
J.C. Penney Co., Inc.                                       10,700       416,979
Target Corp.                                                 8,000       424,160
                                                                     -----------
                                                                         841,139
SPECIALTY RETAIL--3.10%
Bed Bath & Beyond Inc. *                                    13,900       426,174
Best Buy Co., Inc.                                          25,000     1,119,250
Home Depot, Inc. (The)                                      13,000       352,560
Limited Brands, Inc.                                        12,000       249,600
Lowe's Companies, Inc.                                      19,400       478,016
                                                                     -----------
                                                                       2,625,600
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--7.31%                                 6,185,274
                                                                     -----------
CONSUMER STAPLES--
BEVERAGES--4.17%
Anheuser-Busch Companies, Inc.                               9,375       636,187
Coca-Cola Co. (The)                                         24,000     1,249,680
PepsiCo, Inc.                                               24,000     1,643,520
                                                                     -----------
                                                                       3,529,387
FOOD & STAPLES RETAILING--1.82%
CVS Caremark Corp.                                          20,000       732,000
SUPERVALU, INC.                                              9,350       216,827
Wal-Mart Stores, Inc.                                       10,000       590,700
                                                                     -----------
                                                                       1,539,527
HOUSEHOLD PRODUCTS--2.56%
Procter & Gamble Co. (The)                                  31,000     2,162,870
TOBACCO--0.56%
Philip Morris International Inc.                             8,875       476,587
                                                                     -----------
   TOTAL CONSUMER STAPLES--9.11%                                       7,708,371
                                                                     -----------
ENERGY--
ENERGY EQUIPMENT & SERVICES--5.07%
Baker Hughes Inc.                                           14,000     1,120,140
Oceaneering International, Inc. *                            7,400       461,834
Schlumberger Ltd.                                           17,000     1,601,740
Transocean Inc. *                                            3,000       381,600
Weatherford International Ltd. *                            18,800       725,304
                                                                     -----------
                                                                       4,290,618
OIL, GAS & CONSUMABLE FUELS--9.09%
Anadarko Petroleum Corp.                                    10,600       654,338
BP PLC ADR                                                  11,700       674,271
Chevron Corp.                                               16,422     1,417,547
Exxon Mobil Corp.                                           45,000     3,600,450
Noble Corp.                                                 13,000       653,770
Royal Dutch Shell PLC, ADR                                  10,000       695,200
                                                                     -----------
                                                                       7,695,576
                                                                     -----------
   TOTAL ENERGY--14.16%                                               11,986,194
                                                                     -----------
FINANCIALS--
COMMERCIAL BANKS--5.92%
Bank of America Corp.                                       15,000       467,100
PNC Financial Services Group, Inc.                          29,000     2,086,550
U.S. Bancorp                                                40,000     1,274,400
Wachovia Corp.                                              42,600       676,914
Washington Mutual, Inc.                                     13,400        54,270
Wells Fargo & Co.                                           15,000       454,050
                                                                     -----------
                                                                       5,013,284
DIVERSIFIED FINANCIAL SERVICES--5.67%
American Express Co.                                         5,000       198,400
Charles Schwab Corp. (The)                                  29,400       705,306
Citigroup Inc.                                              38,550       732,064
Discover Financial Services                                  7,500       123,375
FHLMC Gtd. Mtg. Certificate                                 10,250        46,228
Goldman Sachs Group, Inc. (The)                              4,000       655,880
JPMorgan Chase & Co.                                        14,768       568,420
Merrill Lynch & Co., Inc.                                    5,000       141,750
Morgan Stanley                                              15,000       612,450
National Financial Partners Corp.                            6,250       126,063
Principal Financial Group, Inc.                              9,000       412,110
State Street Corp.                                           7,000       473,690
                                                                     -----------
                                                                       4,795,736
INSURANCE--3.01%
Allstate Corp. (The)                                         6,300       284,319
American International Group, Inc.                          14,000       300,860
Aspen Insurance Holdings Ltd.                               10,350       280,485
Brown & Brown, Inc.                                         12,400       251,472
Hartford Financial Services Group, Inc. (The)                8,400       529,872
Prudential Financial, Inc.                                   8,500       626,535
RenaissanceRe Holdings Ltd.                                  5,400       273,834
                                                                     -----------
                                                                       2,547,377
                                                                     -----------
   TOTAL FINANCIALS--14.60%                                           12,356,397
                                                                     -----------
HEALTH CARE--
BIOTECHNOLOGY--6.61%
Amgen Inc. *                                                 7,600       477,660
Celgene Corp. *                                             18,400     1,275,120
Genetech, Inc. *                                             8,900       878,875
Genzyme Corp. *                                             12,000       939,600
Gilead Sciences, Inc. *                                     24,000     1,264,320
Given Imaging Ltd. *                                        36,900       580,437
PDL BioPharma Inc.                                          14,600       176,222
                                                                     -----------
                                                                       5,592,234
HEALTH EQUIPMENT & SUPPLIES--1.45%
Advanced Medical Optics, Inc. *                              5,500       118,965
Covidien Ltd.                                                4,650       251,426
Hologic, Inc. *                                             18,000       381,960
Varian Medical Systems, Inc. *                               7,600       480,016
                                                                     -----------
                                                                       1,232,367
HEALTH CARE PROVIDERS & SERVICES--0.70%
DaVita, Inc. *                                               5,025       288,385
UnitedHealth Group Inc.                                     10,000       304,500
                                                                     -----------
                                                                         592,885

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R GROWTH FUND, CONTINUED

COMMON STOCKS

                                                           SHARES       VALUE

PHARMACEUTICALS--6.02%
Abbott Laboratories                                         13,900   $   798,277
Allergan, Inc.                                               5,000       279,350
Endo Pharmaceuticals Holdings Inc. *                        11,450       260,144
Eli Lilly & Co.                                             41,200     1,921,980
Merck & Co. Inc.                                            38,000     1,355,460
Wyeth                                                       11,000       476,080
                                                                     -----------
                                                                       5,091,291
                                                                     -----------
   TOTAL HEALTH CARE--14.78%                                          12,508,777
                                                                     -----------
INDUSTRIALS--
AEROSPACE & DEFENSE--5.05%
Boeing Co. (The)                                            13,000       852,280
Goodrich Corp.                                              20,000     1,025,000
Honeywell International Inc.                                14,500       727,465
Rockwell Collins, Inc.                                      13,000       683,670
United Technologies Corp.                                   15,000       983,850
                                                                     -----------
                                                                       4,272,265
AIR FREIGHT & LOGISTICS--1.32%
FedEx Corp.                                                  4,700       389,254
United Parcel Service, Inc. (Class B)                       11,400       730,968
                                                                     -----------
                                                                       1,120,222
CONSTRUCTION & ENGINEERING--0.47%
Cemex SAB de C.V. ADR *                                     20,000       401,000
ELECTRICAL EQUIPMENT--0.18%
Tyco Electronics Ltd.                                        4,650       153,032
INDUSTRIAL CONGLOMERATES--3.88%
3M Co.                                                      10,000       716,000
General Electric Co.                                        84,225     2,366,722
Tyco International Ltd.                                      4,650       199,392
                                                                     -----------
                                                                       3,282,114
MACHINERY--2.87%
Barnes Group Inc.                                            9,600       231,552
Caterpillar Inc.                                             7,500       530,475
Danaher Corp.                                               20,400     1,664,028
                                                                     -----------
                                                                       2,426,055
                                                                     -----------
   TOTAL INDUSTRIALS--13.77%                                          11,654,688
                                                                     -----------
INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--5.76%
Arris Group Inc. *                                          23,000       217,580
Cisco Systems, Inc. *                                       84,500     2,032,225
Harris Corp.                                                13,100       685,916
Motorola, Inc.                                              30,900       291,078
Nokia Corp. ADR                                             34,100       858,297
QUALCOMM Inc.                                               15,000       789,750
                                                                     -----------
                                                                       4,874,846
COMPUTERS & PERIPHERALS--2.63%
EMC Corp. *                                                 30,800       470,624
Hewlett-Packard Co.                                         20,500       961,860
International Business Machines Corp.                        6,500       791,245
                                                                     -----------
                                                                       2,223,729
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.38%
Agilent Technologies, Inc. *                                 9,300       323,268
INTERNET SOFTWARE & SERVICES--0.25%
Akamai Technologies, Inc. *                                  9,100       208,390
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.53%
Analog Devices, Inc.                                        15,600       436,176
Intel Corp.                                                 50,000     1,143,500
KLA-Tencor Corp.                                            11,600       429,896
Linear Technology Corp.                                     15,200       496,128
Marvell Technology Group Ltd. *                             14,500       204,595
Maxim Integrated Products, Inc.                             13,600       279,480
                                                                     -----------
                                                                       2,989,775
SOFTWARE--4.02%
Intuit Inc. *                                               24,800       745,736
Microsoft Corp.                                             44,400     1,211,676
Oracle Corp. *                                              65,700     1,440,801
                                                                     -----------
                                                                       3,398,213
                                                                     -----------
   TOTAL INFORMATION TECHNOLOGY--16.57%                               14,018,221
                                                                     -----------
MATERIALS--
CHEMICALS--2.15%
Airgas, Inc.                                                 4,750       281,390
Dow Chemical Co. (The)                                      12,000       409,560
PPG Industries, Inc.                                        18,000     1,131,480
                                                                     -----------
                                                                       1,822,430
CONTAINERS & PACKAGING--0.72%
Sealed Air Corp.                                            25,000       605,750
                                                                     -----------
   TOTAL MATERIALS--2.87%                                              2,428,180
                                                                     -----------
TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--2.74%
AT&T Inc.                                                   27,000       863,730
FairPoint Communications, Inc.                                 618         5,469
Sprint Nextel Corp.                                         34,007       296,541
Verizon Communications Inc.                                 32,800     1,151,936
                                                                     -----------
                                                                       2,317,676
WIRELESS TELECOMMUNICATION SERVICES--0.50%
American Tower Corp. *                                       5,350       221,116
Rogers Communications, Inc.                                  5,600       202,608
                                                                     -----------
                                                                         423,724
                                                                     -----------
   TOTAL TELECOMMUNICATION SERVICES--3.24%                             2,741,400
                                                                     -----------
UTILITIES--
ELECTRIC UTILITIES--1.97%
Ameren Corp.                                                 9,000       376,740
Dominion Resources, Inc. / VA                               10,000       435,300
Exelon Corp.                                                 5,000       379,800
FPL Group, Inc.                                              4,000       240,240
Wisconsin Energy Corp.                                       5,000       233,850
                                                                     -----------
                                                                       1,665,930
GAS UTILITIES--1.25%
El Paso Corp.                                               45,800       767,608
Sempra Energy                                                5,000       289,600
                                                                     -----------
                                                                       1,057,208
                                                                     -----------
   TOTAL UTILITIES--3.22%                                              2,723,138
                                                                     -----------
   TOTAL COMMON STOCK--99.63%
      (Cost $78,813,038)                                              84,310,640
                                                                     -----------
MONEY MARKET FUND
SM&R Money Market Fund, 1.61% (a)                            3,029         3,029
                                                                     -----------
   TOTAL MONEY MARKET FUND--0.00%
      (Cost $3,029)                                                        3,029
                                                                     -----------

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R GROWTH FUND, CONTINUED

COMMERCIAL PAPER

                                                            FACE
                                                           AMOUNT       VALUE
FINANCIALS--
DIVERSIFIED FINANCIALS SERVICES--0.19%
Textron Financial Corp., 2.83%, 9/2/2008                  $160,000   $   159,962
                                                                     -----------
   TOTAL FINANCIALS--0.19%                                               159,962
                                                                     -----------
   TOTAL COMMERCIAL PAPER--0.19%
      (Cost $159,962)                                                    159,962
                                                                     -----------
   TOTAL INVESTMENTS--99.82%
      (Cost $78,976,029)                                              84,473,631
   CASH AND OTHER ASSETS, LESS LIABILITIES--0.18%                        151,738
                                                                     -----------
   NET ASSETS--100.00%                                               $84,625,369
                                                                     ===========

* --Non-income producing securities

ABBREVIATIONS
ADR--American  Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2008. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2008
--------------------------------------------------------------------------------
SM&R GROWTH FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $78,973,000)   $84,470,602
Investment in affiliated money market fund (Cost $3,029)                    3,029
                                                                      -----------
   Total investments (Cost $78,976,029)                                84,473,631
Prepaid expenses                                                           43,119
Receivable for:
   Capital stock sold                                                       8,523
   Dividends                                                              182,156
   Expense reimbursement                                                    1,253
Other assets                                                               93,341
                                                                      -----------
      TOTAL ASSETS                                                     84,802,023
                                                                      -----------
LIABILITIES
Capital stock reacquired                                                    8,363
Payable to investment adviser for fund expenses                            48,125
Accrued:
   Investment advisory fees                                                50,442
   Administrative service fees                                             16,814
   Distribution fees                                                        5,245
Other liabilities                                                          47,665
                                                                      -----------
      TOTAL LIABILITIES                                                   176,654
                                                                      -----------
      NET ASSETS                                                      $84,625,369
                                                                      ===========
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                             74,798,472
Undistributed net investment income                                       147,866
Accumulated net realized gain on investments                            4,181,429
Net unrealized appreciation of investments                              5,497,602
                                                                      -----------
      NET ASSETS                                                      $84,625,369
                                                                      ===========
NET ASSETS:
Class A                                                                 3,785,586
---------------------------------------------------------------------------------
Class B                                                                 1,423,183
---------------------------------------------------------------------------------
Class T                                                                79,416,600
---------------------------------------------------------------------------------
      TOTAL NET ASSETS                                                $84,625,369
                                                                      ===========
CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
   Authorized                                                          50,000,000
   Outstanding                                                            932,778
---------------------------------------------------------------------------------
Class B:
   Authorized                                                          25,000,000
   Outstanding                                                            358,417
---------------------------------------------------------------------------------
Class T:
   Authorized                                                          95,000,000
   Outstanding                                                         19,168,098
---------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share                     $      4.06
   Offering price per share:
      (Net assets value of $4.06 / 95%)                               $      4.27
---------------------------------------------------------------------------------
Class B:
   Net asset value and offering price per share                       $      3.97
---------------------------------------------------------------------------------
Class T:
   Net asset value and redemption price per share                     $      4.14
   Offering price per share:
      (Net assets value of $4.14 / 94.25%)                            $      4.40
---------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2008
--------------------------------------------------------------------------------
SM&R GROWTH FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $12,613)                 $   2,259,213
Interest                                                                  22,923
Interest from affiliated money market fund                                   782
                                                                   -------------
      TOTAL INVESTMENT INCOME                                          2,282,918
                                                                   -------------
EXPENSES
Investment advisory fees                                                 698,216
Administrative service fees                                              232,567
Professional fees                                                         27,401
Custody and transaction fees                                              19,139
Directors' fees and expenses                                               8,522
Compliance expenses                                                        8,394
Qualification fees
   Class A                                                                 5,248
   Class B                                                                 4,797
   Class T                                                                17,945
Shareholder reporting expenses
   Class A                                                                 6,428
   Class B                                                                 3,696
   Class T                                                                31,311
Distribution fees
   Class A                                                                10,244
   Class B                                                                15,284
Insurance expenses                                                        39,424
                                                                   -------------
      TOTAL EXPENSES                                                   1,128,616
      LESS EXPENSES REIMBURSED                                           (19,140)
                                                                   -------------
      NET EXPENSES                                                     1,109,476
                                                                   -------------
INVESTMENT INCOME--NET                                                 1,173,442
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                    4,179,674
   Change in unrealized appreciation of investments                  (18,447,678)
                                                                   -------------
NET LOSS ON INVESTMENTS                                              (14,268,004)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (13,094,562)
                                                                   =============

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R GROWTH FUND

                                                                          YEAR ENDED AUGUST 31,
                                                                     ----------------------------
                                                                          2008            2007
                                                                     ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                            $  1,173,442    $    587,133
   Net realized gain on investments                                     4,179,674       7,856,000
   Change in unrealized appreciation of investments                   (18,447,678)      7,954,927
                                                                     ------------    ------------
   Net increase (decrease) in net assets resulting from operations    (13,094,562)     16,398,060
                                                                     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net
      Class A                                                             (45,299)        (24,253)
      Class B                                                             (11,209)         (2,530)
      Class T                                                          (1,087,464)       (579,962)
   Capital gains
      Class A                                                            (109,438)       (189,752)
      Class B                                                             (63,999)       (107,537)
      Class T                                                          (2,390,940)     (3,084,431)
                                                                     ------------    ------------
   Total distributions to shareholders                                 (3,708,349)     (3,988,465)
                                                                     ------------    ------------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                                             (1,254,542)       (589,528)
   Class B                                                             (1,064,443)       (728,123)
   Class T                                                             (3,573,275)     (6,546,075)
                                                                     ------------    ------------
   Total capital share transactions--net                               (5,892,260)     (7,863,726)
                                                                     ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (22,695,171)      4,545,869
NET ASSETS
   Beginning of year                                                  107,320,540     102,774,671
                                                                     ------------    ------------
   End of year                                                       $ 84,625,369    $107,320,540
                                                                     ============    ============
Undistributed Net Investment Income                                  $    147,866    $    118,396
                                                                     ============    ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R GROWTH FUND

                                                                                  CLASS A SHARES
                                                                 ------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                                 ------------------------------------------------
                                                                   2008       2007      2006      2005      2004
                                                                 -------     ------    ------    ------    ------

Net asset value, beginning of year                               $  4.83     $ 4.31    $ 4.09    $ 3.79    $ 3.45
Income (loss) from investment operations
   Investment income--net                                           0.04       0.02      0.01      0.04      0.02
   Net realized and unrealized gain (loss) on investments          (0.64)      0.67      0.23      0.30      0.34
                                                                 -------     ------    ------    ------    ------
      Total from investment operations                             (0.60)      0.69      0.24      0.34      0.36
Less distributions
   Investment income--net                                          (0.05)     (0.02)    (0.02)    (0.04)    (0.02)
   Capital gains                                                   (0.12)     (0.15)       --        --        --
                                                                 -------     ------    ------    ------    ------
      Total distributions                                          (0.17)     (0.17)    (0.02)    (0.04)    (0.02)
                                                                 -------     ------    ------    ------    ------
Net asset value, end of year                                     $  4.06     $ 4.83    $ 4.31    $ 4.09    $ 3.79
                                                                 =======     ======    ======    ======    ======
Total return (1)                                                  (12.73)%    16.16%     6.00%     9.05%    10.41%
                                                                 =======     ======    ======    ======    ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $ 3,786     $5,698    $5,620    $6,154    $6,017
Ratio of expenses with reimbursement to average net assets(2)       1.36%      1.36%     1.36%     1.36%     1.36%
Ratio of expenses without reimbursement to average net assets       1.63%      1.47%     1.66%     1.69%     1.54%
Ratio of net investment income (loss) to average net assets         1.03%      0.34%     0.52%     1.03%     0.44%
Portfolio turnover rate                                            11.15%     23.79%    56.05%    24.18%     4.93%

                                                                                  CLASS B SHARES
                                                                 ------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                                 ------------------------------------------------
                                                                   2008       2007      2006      2005      2004
                                                                 -------     ------    ------    ------    ------
Net asset value, beginning of year                                $ 4.73     $ 4.22    $ 4.00    $ 3.72    $ 3.39
Income (loss) from investment operations
   Investment income (loss)--net                                   (0.05)     (0.04)       --      0.02      0.01
   Net realized and unrealized gain (loss) on investments          (0.57)      0.70      0.23      0.29      0.33
                                                                 -------     ------    ------    ------    ------
      Total from investment operations                             (0.62)      0.66      0.23      0.31      0.34
Less distributions
   Investment income--net                                          (0.02)        --     (0.01)    (0.03)    (0.01)
   Capital gains                                                   (0.12)     (0.15)       --        --        --
                                                                 -------     ------    ------    ------    ------
      Total distributions                                          (0.14)     (0.15)    (0.01)    (0.03)    (0.01)
                                                                 -------     ------    ------    ------    ------
Net asset value, end of year                                      $ 3.97     $ 4.73    $ 4.22    $ 4.00    $ 3.72
                                                                 =======     ======    ======    ======    ======
Total return (1)                                                  (13.37)%    15.89%     5.71%     8.27%     9.93%
                                                                 =======     ======    ======    ======    ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $ 1,423     $2,863    $3,218    $3,456    $3,365
Ratio of expenses with reimbursement to average net assets(2)       1.86%      1.86%     1.86%     1.86%     1.86%
Ratio of expenses without reimbursement to average net assets       2.24%      2.03%     2.24%     2.20%     2.09%
Ratio of net investment income (loss) to average net assets         0.56%     (0.17)%    0.02%     0.52%    (0.06)%
Portfolio turnover rate                                            11.15%     23.79%    56.05%    24.18%     4.93%

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.36% for Class A and 1.86% for Class B until December 31, 2008.

See notes to financial statements.

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R GROWTH FUND

                                                                                  CLASS B SHARES
                                                                 --------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                                 --------------------------------------------------
                                                                   2008       2007      2006      2005       2004
                                                                 -------    -------   -------   --------   --------
Net asset value, beginning of year                               $  4.95    $  4.40   $  4.17   $   3.87   $   3.52
Income (loss) from investment operations
   Investment income--net                                           0.06       0.03      0.03       0.05       0.03
   Net realized and unrealized gain (loss) on investments          (0.69)      0.70      0.23       0.30       0.35
                                                                 -------    -------   -------   --------   --------
      Total from investment operations                             (0.63)      0.73      0.26       0.35       0.38
Less distributions
   Investment income--net                                          (0.06)     (0.03)    (0.03)     (0.05)     (0.03)
   Capital gains                                                   (0.12)     (0.15)       --         --         --
                                                                 -------    -------   -------   --------   --------
      Total distributions                                          (0.18)     (0.18)    (0.03)     (0.05)     (0.03)
                                                                 -------    -------   -------   --------   --------
Net asset value, end of year                                     $  4.14    $  4.95   $  4.40   $   4.17   $   3.87
                                                                 =======    =======   =======   ========   ========
Total return (1)                                                  (13.11)%    16.73%     6.28%      9.01%     10.67%
                                                                 =======    =======   =======   ========   ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $79,417    $98,760   $93,937   $101,643   $104,756
Ratio of expenses to average net assets                             1.15%      1.12%     1.18%      1.19%      1.12%
Ratio of net investment income (loss) to average net assets         1.27%      0.58%     0.70%      1.20%      0.68%
Portfolio turnover rate                                            11.15%     23.79%    56.05%     24.18%      4.93%

(1)  Does not include the effect of sales charge

See notes to financial statements.

SM&R EQUITY INCOME FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

Comments from John S. Maidlow, CFA, Portfolio Manager, SM&R Equity Income Fund

The SM&R Equity Income Fund's primary investment objective remains providing current income for shareholders with a secondary objective of long-term capital appreciation. The Fund's strategy is to invest principally in the stocks of well-established companies with records of consistent and increasing dividend payments. For the fiscal year ended August 31, 2008, the Fund's total return was -10.35%, before sales charges (but after other expenses), to Class T investors at net asset value. Over that same time period, the total return of the Fund's benchmark, the Lipper Equity Income Fund Index, was -13.21%. The Fund continues to meet its goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 Index. The dividend yield at August 31 for the Fund was 3.8% (before expenses), approximately 73% greater than the 2.2% of the S&P 500. The Fund remained true to its Investment Strategy of investing at least 80% of its assets in common stocks as it was almost fully invested, with stocks representing 98.8% of the portfolio and cash holdings 1.2% as of August 31st.

The Fund's performance during the year benefited significantly from an overweight position in Consumer Staples as investors favored stocks of companies perceived to offer stable earnings in these uncertain times. Underweighting Information Technology stocks provided a modest boost to performance. The Fund's overweighting in Financials and Telecommunication Services restrained performance. However, stock selection in Financials mitigated the damage. Stock selection in the Consumer Discretionary sector also helped performance while selection in the Industrials sector hindered performance. Standout performers for the year include Gilead Sciences (+45%), Anheuser-Busch (+40%), Wal-Mart Stores (+37.5%), and Covidien (+37.4%). Not surprisingly, given the turmoil in the capital markets over the past year, the worst performing holdings were in the Financials sector. Freddie Mac (-91%), Washington Mutual (-87%), National City Corp. (-79%) and Regions Financial Corp. (-66%) were the poorest performers. The Financials sector remains the largest percentage of holdings in the Fund as dividend yields paid by many companies in the sector continue to be above the average for the S&P 500.

The capital markets have experienced unprecedented events and tumult over the past twelve months as the credit crisis spread throughout our financial system, impacting people from Wall Street to Main Street. Millions of investors have seen the value of their investments decline significantly as financial institutions in the U.S. and around the world have written down hundreds of billions of dollars of assets, much of it related to mortgage loans and mortgage-backed securities. Commercial bank failures so far this year are at a multi-year high and we're not yet three-quarters of the way through the year.

Washington Mutual was declared "unsafe and unsound" and placed into receivership by its regulator, becoming the largest bank failure in U.S. history. One large investment bank, Bear Stearns, was forced by regulators to sell itself for a fraction of its former value. Another old-line investment bank, Lehman Brothers, whose roots extend to before the Civil War, recently filed for Bankruptcy protection. The two remaining large investment banks, Goldman Sachs and Morgan Stanley, have become Bank Holding Companies in order to gain greater access to more stable, deposit-based sources of funding and will now be subject to regulation by the Federal Reserve. Merrill Lynch, the world's largest securities broker, sold itself to a commercial bank. Likewise, Countrywide Financial, the largest independent mortgage lender, sold itself to a commercial bank in order to avoid filing for bankruptcy. The world's largest insurance holding company, American International Group, was granted an $85 billion loan by the Federal Government in return for an approximate 80% equity stake, diluting existing shareholders' ownership by that amount. The Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie
Mac), both government-chartered, shareholder-owned corporations, were effectively taken over by the Federal Government with shareholders losing almost all of their investment.

Against this backdrop, the Secretary of the Treasury and the Chairman of the Federal Reserve asked Congress to approve the largest government intervention in the financial markets since the 1930's in order to restore stability and increase liquidity to the financial system. They proposed a $700 billion government financed fund, the Troubled Asset Relief Program, to purchase or guarantee illiquid, troubled assets from financial institutions, thus freeing the institutions to utilize their capital bases to make loans to borrowers. In response, Congress passed and the President signed the Emergency Economic Stabilization Act of 2008 in order to stem systemic risk to the overall economy.

Equity market volatility, which we discussed in last year's Manager Discussion, has in fact increased over the past year. A widely watched measure of volatility, the Volatility Index (VIX), recently traded at a six year high. On September 17, the S&P 500 Index experienced its worst one day loss since September, 2001 (after 9/11) and the following day its biggest one day gain since October, 2002 in response to the proposal from the Treasury and the Fed.

Currently, the trailing twelve-month P/E ratio for the S&P 500 is 12.9x. Based on forecasted earnings, the year-end 2008 P/E is 11x. This compares to an historical long-term average P/E of about 15.5x. With expectations for low/no growth in industrial companies' earnings and continuing losses in financial institutions, it does not seem probable that price/earnings multiples will expand meaningfully until market participants believe economic conditions and financial markets have stabilized and corporate profits are poised to improve. This environment

SM&R EQUITY INCOME FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION, CONTINUED

should favor stocks with above-average expected total returns including dividends. We plan to adhere to our conservative stock selection discipline of purchasing attractively valued equities for long-term appreciation potential while maintaining an above-market dividend yield.

While it pains us greatly that the Fund lost value over the year, we continue to work diligently to position the Fund to provide an attractive total return over the long-term for conservative investors. Its well-diversified portfolio of companies expected to generate consistent earnings growth while continuing to provide an above-average dividend yield should make the Fund an attractive core holding for many investors.

THE OPINIONS OF PORTFOLIO MANAGERS ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND SM&R DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH OPINIONS. BECAUSE INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, THE OPINIONS EXPRESSED SHOULD NOT BE RELIED UPON AS AN INDICATION OF ANY FUND'S TRADING INTENT.

SM&R EQUITY INCOME FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION, CONTINUED

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R EQUITY INCOME
 FUND, CLASS T, AT OFFERING PRICE, AND LIPPER EQUITY INCOME FUND INDEX AND THE
                                    S&P 500

                                    [CHART]

                                LIPPER
          EQUITY             EQUITY INCOME
          INCOME   S&P 500    FUND INDEX
          ------   -------   --------------
 9/1/98     9426     10000           10000
8/31/99    11427     13983           12357
8/31/00    11961     16264           12913
8/31/01    10775     12298           12617
8/31/02     9155     10085           10917
8/31/03     9781     11302           11864
8/31/04    10968     12596           13603
8/31/05    11994     14178           15542
8/31/06    13198     15437           17193
8/31/07    14597     17774           19652
8/31/08    13086     15794           17056

SM&R Equity Income Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/08. Inception date of these classes is 01/01/99.

            ONE     FIVE       SINCE
            YEAR    YEAR    INCEPTION
          -------   -----   ---------
Class A   -14.82%   4.75%       0.89%
Class B   -15.18%   5.42%       0.78%

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 5.75% through 8/31/08 for Class T shares.

10 YEAR     2.73%
5 YEAR      4.75%
1 YEAR    -15.51%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Consumer Discretionary       7.75%
Consumer Staples            14.20%
Energy                      12.92%
Financials                  24.75%
Health Care                 10.64%
Industrials                  7.57%
Information Technology       6.24%
Materials                    3.25%
Miscellaneous                0.00%
Telecommunication Services   5.88%
Utilities                    6.80%

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

COMMON STOCKS

                                                            SHARES      VALUE

CONSUMER DISCRETIONARY--
HOTELS, RESTAURANTS & LEISURE--1.75%
McDonald's Corp.                                            15,100    $  936,955
Starwood Hotels & Resorts Worldwide, Inc.                   12,900       467,625
                                                                     -----------
                                                                       1,404,580

HOUSEHOLD DURABLES--1.94%
Newell Rubbermaid Inc.                                      20,000       362,000
Stanley Works (The)                                         16,000       767,200
Tupperware Brands Corp.                                     12,000       428,640
                                                                     -----------
                                                                       1,557,840

LEISURE EQUIPMENT & PRODUCTS--0.24%
Eastman Kodak Co.                                           12,000       194,280
MEDIA--0.66%
CBS Corp. (Class B)                                         17,900       289,622
Walt Disney Co. (The)                                        7,525       243,434
                                                                     -----------
                                                                         533,056

MULTILINE RETAIL--0.79%
J.C. Penney Co., Inc                                        11,500       448,155
Target Corp.                                                 3,500       185,570
                                                                     -----------
                                                                         633,725

SPECIALTY RETAIL--1.64%
Limited Brands, Inc.                                        40,000       832,000
TJX Companies, Inc. (The)                                   13,300       481,992
                                                                     -----------
                                                                       1,313,992
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--7.02%                                 5,637,473
                                                                     -----------

CONSUMER STAPLES--
BEVERAGES--2.97%
Anheuser-Busch Companies, Inc.                               9,200       624,312
Coca-Cola Co. (The)                                         16,000       833,120
PepsiCo, Inc.                                               13,500       924,480
                                                                     -----------
                                                                       2,381,912

FOOD PRODUCTS--3.94%
Bunge Limited                                                3,000       268,080
ConAgra Foods, Inc.                                         34,000       723,180
H.J. Heinz Co.                                              16,000       805,120
Kraft Foods Inc. (Class A)                                   4,844       152,634
McCormick & Co., Inc. (b)                                   17,000       687,650
Sensient Technologies Corp.                                 18,000       525,780
                                                                     -----------
                                                                       3,162,444

FOOD & STAPLES RETAILING--1.70%
SUPERVALU, INC.                                             13,000       301,470
Wal-Mart Stores, Inc.                                       18,000     1,063,260
                                                                     -----------
                                                                       1,364,730

HOUSEHOLD PRODUCTS--3.10%
Kimberly-Clark Corp.                                        13,600       838,848
Procter & Gamble Co. (The)                                  23,625     1,648,316
                                                                     -----------
                                                                       2,487,164

PERSONAL PRODUCTS--1.85%
Alberto-Culver Co.                                          10,575       276,642
Avon Products, Inc.                                         13,000       556,790
Colgate-Palmolive Co.                                        8,675       659,560
                                                                     -----------
                                                                       1,492,992
TOBACCO--0.56%
Philip Morris International Inc.                            8,375        449,738
                                                                     -----------
   TOTAL CONSUMER STAPLES--14.12%                                     11,338,980
                                                                     -----------

ENERGY--
ENERGY EQUIPMENT & SERVICES--2.55%
Boardwalk Pipeline Partners, LP                            16,500        405,405
Schlumberger Ltd.                                           9,500        895,090
Weatherford International Ltd. *                           19,500        752,310
                                                                     -----------
                                                                       2,052,805

OIL, GAS & CONSUMABLE FUELS--10.29%
Anadarko Petroleum Corp.                                   12,000        740,760
BP PLC ADR                                                 15,000        864,450
Chevron Corp.                                              13,101      1,130,878
Enterprise Products Partners L.P.                          10,700        315,115
Exxon Mobil Corp.                                          37,000      2,960,370
Natural Resource Partners L.P.                             10,500        364,245
Plains All American Pipeline, L.P.                          8,500        405,025
Royal Dutch Shell PLC, ADR                                 14,000        973,280
Spectra Energy Corp.                                       19,300        510,678
                                                                     -----------
                                                                       8,264,801
                                                                     -----------
   TOTAL ENERGY--12.84%                                               10,317,606
                                                                     -----------

FINANCIALS--
COMMERCIAL BANKS--7.96%
Bank of America Corp.                                      47,000      1,463,580
Comerica Inc.                                              18,000        505,620
Fifth Third Bancorp                                        24,000        378,720
KeyCorp                                                    17,100        205,371
National City Corp.                                        31,100        156,744
PNC Financial Services Group, Inc.                         14,000      1,007,300
Regions Financial Corp.                                    17,782        164,839
TrustCo Bank Corp NY                                       23,000        224,940
U.S. Bancorp                                               32,000      1,019,520
Washington Mutual, Inc.                                    13,700         55,485
Wells Fargo & Co.                                          40,000      1,210,800
                                                                     -----------
                                                                       6,392,919

DIVERSIFIED FINANCIAL SERVICES--7.02%
Allied Capital Corp.                                       18,000        265,500
Charles Schwab Corp. (The)                                 29,500        707,705
Citigroup Inc.                                             68,400      1,298,916
FHLMC Gtd. Mtg. Certificate                                 9,700         43,747
JPMorgan Chase & Co.                                       30,000      1,154,700
New York Community Bancorp, Inc.                           20,000        329,800
Principal Financial Group, Inc.                            17,050        780,719
State Street Corp.                                          6,400        433,088
Weingarten Realty Investors                                19,000        627,950
                                                                     -----------
                                                                       5,642,125

INSURANCE--4.41%
Allstate Corp. (The)                                        8,000        361,040
Aspen Insurance Holdings Ltd.                              20,825        564,357
Hartford Financial Services Group, Inc. (The)               5,950        375,326
Prudential Financial, Inc.                                 12,225        901,105
RenaissanceRe Holdings Ltd.                                 9,000        456,390
Travelers Companies, Inc. (The)                            20,000        883,200
                                                                     -----------
                                                                       3,541,418

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND, CONTINUED

COMMON STOCKS

                                                           SHARES          VALUE

REAL ESTATE INVESTMENT TRUSTS--5.22%
AvalonBay Communities, Inc.                                 3,200    $   320,000
Boston Properties Inc.                                      3,700        379,139
BRE Properties, Inc.                                        8,600        414,778
Duke Realty Corp.                                          12,000        300,360
General Growth Properties, Inc.                             9,800        254,114
HCP, Inc.                                                   7,000        253,540
Health Care REIT, Inc.                                      5,000        259,350
Hospitality Properties Trust                               11,400        258,552
Liberty Property Trust                                     11,300        426,688
Mack-Cali Realty Corp.                                     12,000        485,040
National Retail Properties Inc.                             9,000        204,210
ProLogis                                                    6,000        258,360
Simon Property Group, Inc,                                  4,000        379,520
                                                                     -----------
                                                                       4,193,651
                                                                     -----------
   TOTAL FINANCIALS--24.61%                                           19,770,113
                                                                     -----------

HEALTH CARE--
BIOTECHNOLOGY--0.75%
Genzyme Corp. *                                             4,000        313,200
Gilead Sciences, Inc. *                                     5,500        289,740
                                                                     -----------
                                                                         602,940

HEALTH CARE PROVIDERS & SERVICES--0.35%
DaVita, Inc. *                                              4,000        229,560
LTC Properties, Inc.                                        2,000         53,740
                                                                     -----------
                                                                         283,300

HEALTH EQUIPMENT & SUPPLIES--0.40%
Advanced Medical Optics, Inc. *                             5,475        118,424
Covidien Ltd.                                               3,750        202,763
                                                                     -----------
                                                                         321,187

PHARMACEUTICALS--9.08%
Abbott Laboratories                                        16,000        918,880
Eli Lilly & Co.                                            20,350        949,327
Johnson & Johnson                                          29,000      2,042,470
Merck & Co. Inc.                                           23,000        820,410
Pfizer Inc.                                                85,580      1,635,434
Wyeth                                                      21,325        922,946
                                                                     -----------
                                                                       7,289,467
                                                                     -----------
   TOTAL HEALTH CARE--10.58%                                           8,496,894
                                                                     -----------

INDUSTRIALS--
AEROSPACE & DEFENSE--1.59%
Boeing Co. (The)                                            6,500        426,140
United Technologies Corp.                                  13,000        852,670
                                                                     -----------
                                                                       1,278,810

COMMERCIAL SERVICES & SUPPLIES--0.50%
Deluxe Corp.                                                8,000        132,080
Sovran Self Storage, Inc.                                   7,000        269,500
                                                                     -----------
                                                                         401,580

ELECTRICAL EQUIPMENT--0.15%
Tyco Electronics Ltd.                                       3,750        123,413

INDUSTRIAL CONGLOMERATES--4.13%
3M Co.                                                     10,200        730,320
General Electric Co.                                       86,500      2,430,650
Tyco International Ltd.                                     3,750        160,800
                                                                     -----------
                                                                       3,321,770

MACHINERY--0.32%
Barnes Group Inc.                                           10,500       253,260

ROAD & RAIL--0.47%
Burlington Northern Santa Fe Corp.                           3,500       375,900

TRANSPORTATION--0.37%
Seaspan Corp.                                               11,900       296,072
                                                                     -----------
   TOTAL INDUSTRIALS--7.53%                                            6,050,805
                                                                     -----------

INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--1.71%
Harris Corp.                                                12,750       667,590
Motorola, Inc.                                              25,000       235,500
Nokia Corp. ADR                                              8,000       201,360
QUALCOMM Inc.                                                5,075       267,199
                                                                     -----------
                                                                       1,371,649

COMPUTERS & PERIPHERALS--1.05%
Diebold, Inc.                                                8,250       327,113
International Business Machines Corp.                        4,250       517,353
                                                                     -----------
                                                                         844,466

INTERNET SOFTWARE & SERVICES--0.07%
StarTek, Inc. *                                              6,000        54,240
OFFICE ELECTRONICS--0.34%
Pitney Bowes Inc.                                            7,925       270,639

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.58%
Intel Corp.                                                 43,100       985,697
Linear Technology Corp.                                      8,800       287,232
                                                                     -----------
                                                                       1,272,929

SOFTWARE--1.46%
Microsoft Corp.                                             43,000     1,173,470
                                                                     -----------
   TOTAL INFORMATION TECHNOLOGY--6.21%                                 4,987,393
                                                                     -----------

MATERIALS--
CHEMICALS--1.84%
Dow Chemical Co. (The)                                      17,000       580,210
E. I. du Pont de Nemours and Co.                            10,000       444,400
PPG Industries, Inc.                                         7,200       452,592
                                                                     -----------
                                                                       1,477,202

METALS & MINING--0.60%
Alcoa Inc.                                                  15,000       481,950

PAPER & FOREST PRODUCTS--0.79%
International Paper Co.                                      9,700       262,385
Potlatch Corp.                                               8,000       373,520
                                                                     -----------
                                                                         635,905
                                                                     -----------
   TOTAL MATERIALS--3.23%                                              2,595,057
                                                                     -----------

TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--5.60%
AT&T Inc.                                                   49,950     1,597,900
FairPoint Communications, Inc.                              55,197       488,493
Frontier Communications Corp.                               50,000       628,500
Verizon Communications Inc.                                 37,000     1,299,440
Windstream Corp.                                            39,000       484,380
                                                                     -----------
                                                                       4,498,713

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND, CONTINUED

COMMON STOCKS

                                                            SHARES      VALUE

WIRELESS TELECOMMUNICATION SERVICES--0.24%
Rogers Communications, Inc.                                  5,425     $ 196,277
                                                                     -----------
   TOTAL TELECOMMUNICATION SERVICES--5.84%                             4,694,990
                                                                     -----------

UTILITIES--
ELECTRIC UTILITIES--5.76%
Ameren Corp.                                                10,900       456,274
Consolidated Edison, Inc.                                   14,000       572,600
DTE Energy Co.                                              16,000       674,560
Duke Energy Corp.                                           34,000       592,960
FPL Group Inc.                                               4,550       273,273
Integrys Energy Group, Inc.                                  8,000       418,160
Pinnacle West Capital Corp.                                 13,000       457,470
Progress Energy, Inc.                                        9,000       393,120
Southern Co.                                                10,000       375,100
Xcel Energy, Inc.                                           20,000       410,200
                                                                     -----------
                                                                       4,623,717

GAS UTILITIES--1.01%
Nicor Inc.                                                   8,000       367,120
NiSource Inc.                                               27,000       444,960
                                                                     -----------
                                                                         812,080
                                                                     -----------
   TOTAL UTILITIES--6.77%                                              5,435,797
                                                                     -----------
   TOTAL COMMON STOCK--98.75%
      (Cost $74,093,317)                                              79,325,108
                                                                     -----------

MONEY MARKET FUND
SM&R Money Market Fund,1.61% (a)                               839           839
                                                                     -----------
   TOTAL MONEY MARKET FUND--0.00%
      (Cost $839)                                                            839
                                                                     -----------

COMMERCIAL PAPER                                            FACE
                                                           AMOUNT

CONSUMER DISCRETIONARY--
MULTILINE RETAIL--0.69%
Staples, Inc., 3.05%, 09/4/08                             $554,000       553,765
                                                                     -----------
   TOTAL MATERIALS--0.69%                                                553,765
                                                                     -----------
   TOTAL COMMERCIAL PAPER--0.69%
      (Cost $553,765)                                                    553,765
                                                                     -----------
   TOTAL INVESTMENTS--99.44%
      (Cost $74,647,921)                                              79,879,712
   CASH AND OTHER ASSETS, LESS LIABILITIES--0.56%                        450,430
                                                                     -----------
   NET ASSETS--100.00%                                               $80,330,142
                                                                     ===========

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

NOTE TO SCHEDULE OF INVESTMENTS

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2008. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Equity Income Fund are affiliated by having the same investment adviser.

(b)  Non-voting shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2008
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $74,647,082)   $79,878,873
Investment in affiliated money market fund (Cost $839)                        839
                                                                      -----------
   Total investments (Cost $74,647,921)                                79,879,712
Prepaid expenses                                                           39,019
Receivable for:
   Investment securities sold                                             349,856
   Capital stock sold                                                       7,502
   Dividends                                                              260,472
   Expense reimbursement                                                    2,068
Other assets                                                               62,725
                                                                      -----------
   TOTAL ASSETS                                                        80,601,354
                                                                      -----------

LIABILITIES
Investment securities purchased                                            38,280
Capital stock reacquired                                                   76,163
Payable to investment adviser for fund expenses                            43,683
Accrued:
   Investment advisory fees                                                47,655
   Administrative service fees                                             15,885
   Distribution fees                                                       10,334
Other liabilities                                                          39,212
                                                                      -----------
   TOTAL LIABILITIES                                                      271,212
                                                                      -----------
   NET ASSETS                                                         $80,330,142
                                                                      ===========

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                             70,190,827
Undistributed net investment income                                       413,773
Accumulated net realized gain on investments                            4,493,751
Net unrealized appreciation of investments                              5,231,791
                                                                      -----------
   NET ASSETS                                                         $80,330,142
                                                                      ===========

NET ASSETS:
Class A                                                                 7,150,248
---------------------------------------------------------------------------------
Class B                                                                 2,863,440
---------------------------------------------------------------------------------
Class T                                                                70,316,454
---------------------------------------------------------------------------------
   TOTAL NET ASSETS                                                   $80,330,142
                                                                      ===========

CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
   Authorized                                                          50,000,000
   Outstanding                                                            371,344
---------------------------------------------------------------------------------
Class B:
   Authorized                                                          25,000,000
   Outstanding                                                            154,126
---------------------------------------------------------------------------------
Class T:
   Authorized                                                          75,000,000
   Outstanding                                                          3,498,917
---------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share                     $     19.26
   Offering price per share:
   (Net assets value of $19.26 / 95%)                                 $     20.27
---------------------------------------------------------------------------------
Class B:
   Net asset value and offering price per share                       $     18.58
---------------------------------------------------------------------------------
Class T:
   Net asset value and redemption price per share                     $     20.10
   Offering price per share:
   (Net assets value of $20.10 / 94.25%)                              $     21.32
---------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2008
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

INVESTMENT INCOME

Dividends (Net of foreign tax withheld of $8,858)                  $  3,334,461
Interest                                                                 18,509
Interest from affiliated money market fund                                  398
                                                                   ------------
   TOTAL INVESTMENT INCOME                                            3,353,368
                                                                   ------------

EXPENSES
Investment advisory fees                                                666,066
Administrative service fees                                             221,951
Professional fees                                                        26,867
Custody and transaction fees                                             22,823
Directors' fees and expenses                                              8,522
Compliance expenses                                                       8,100
Qualification fees
   Class A                                                                6,058
   Class B                                                                5,571
   Class T                                                               15,501
Shareholder reporting expenses
   Class A                                                                5,497
   Class B                                                                4,102
   Class T                                                               17,404
Distribution fees
   Class A                                                               20,503
   Class B                                                               28,770
Insurance expenses                                                       38,435
                                                                   ------------
   TOTAL EXPENSES                                                     1,096,170
   LESS EXPENSES REIMBURSED                                             (32,356)
                                                                   ------------
   NET EXPENSES                                                       1,063,814
                                                                   ------------
INVESTMENT INCOME--NET                                                2,289,554
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                   5,110,151
   Change in unrealized appreciation of investments                 (17,227,147)
                                                                   ------------
NET LOSS ON INVESTMENTS                                             (12,116,996)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (9,827,442)
                                                                   ============


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

                                                                        YEAR ENDED AUGUST 31,
                                                                     ---------------------------
                                                                         2008            2007
                                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                            $  2,289,554   $  2,943,762
   Net realized gain on investments                                     5,110,151      6,169,578
   Change in unrealized appreciation of investments                   (17,227,147)     1,985,569
                                                                     ------------   ------------
   Net increase (decrease) in net assets resulting from operations     (9,827,442)    11,098,909
                                                                     ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net
      Class A                                                            (217,885)      (282,083)
      Class B                                                             (87,891)      (159,657)
      Class T                                                          (2,091,434)    (2,534,256)
   Capital gains
      Class A                                                            (544,666)      (571,917)
      Class B                                                            (256,895)      (394,523)
      Class T                                                          (4,643,731)    (5,134,379)
                                                                     ------------   ------------
   Total distributions to shareholders                                 (7,842,502)    (9,076,815)
                                                                     ------------   ------------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                                             (1,735,565)     1,129,114
   Class B                                                             (1,732,818)    (1,484,680)
   Class T                                                             (3,462,948)    (3,460,806)
                                                                     ------------   ------------
  Total capital share transactions--net                                (6,931,331)    (3,816,372)
                                                                     ------------   ------------
TOTAL DECREASE IN NET ASSETS                                          (24,601,275)    (1,794,278)
NET ASSETS
   Beginning of year                                                  104,931,417    106,725,695
                                                                     ------------   ------------
   End of year                                                       $ 80,330,142   $104,931,417
                                                                     ============   ============
Undistributed Net Investment Income                                  $    413,773   $    521,429
                                                                     ============   ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R EQUITY INCOME FUND

                                                                                 CLASS A SHARES
                                                                 ---------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                                 ---------------------------------------------
                                                                   2008       2007     2006     2005     2004
                                                                 -------    -------   ------   ------   ------
Net asset value, beginning of year                               $ 23.40    $ 23.12   $23.22   $22.11   $20.03
Income (loss) from investment operations
   Investment income--net                                           0.48       0.64     0.45     0.35     0.26
   Net realized and unrealized gain (loss) on investments          (2.75)      1.71     1.70     1.68     2.10
                                                                 -------    -------   ------   ------   ------
      Total from investment operations                             (2.27)      2.35     2.15     2.03     2.36
Less distributions
   Investment income--net                                          (0.53)     (0.68)   (0.40)   (0.39)   (0.28)
   Capital gains                                                   (1.34)     (1.39)   (1.85)   (0.53)      --
                                                                 -------    -------   ------   ------   ------
      Total distributions                                          (1.87)     (2.07)   (2.25)   (0.92)   (0.28)
                                                                 -------    -------   ------   ------   ------
Net asset value, end of year                                     $ 19.26    $ 23.40   $23.12   $23.22   $22.11
                                                                 =======    =======   ======   ======   ======
Total return (1)                                                  (10.34)%    10.31%    9.89%    9.25%   11.79%
                                                                 =======    =======   ======   ======   ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $ 7,150    $10,524   $9,269   $9,088   $8,063
Ratio of expenses with reimbursement to average net assets (2)      1.26%      1.26%    1.26%    1.26%    1.26%
Ratio of expenses without reimbursement to average net assets       1.49%      1.43%    1.54%    1.50%    1.43%
Ratio of net investment income (loss) to average net assets         2.47%      2.57%    2.00%    1.53%    1.08%
Portfolio turnover rate                                            11.88%     11.40%   47.59%   18.45%    6.74%

                                                                                 CLASS B SHARES
                                                                 ---------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                                 ---------------------------------------------
                                                                   2008       2007     2006     2005     2004
                                                                  ------    -------   ------   ------   ------
Net asset value, beginning of year                                $22.63    $ 22.33   $22.49   $21.46   $19.44
Income (loss) from investment operations
   Investment income--net                                           0.15       0.40     0.29     0.23     0.13
   Net realized and unrealized gain (loss) on investments          (2.42)      1.84     1.69     1.61     2.07
                                                                  ------    -------   ------   ------  -------
      Total from investment operations                             (2.27)      2.24     1.98     1.84     2.20
Less distributions
   Investment income--net                                          (0.44)     (0.55)   (0.29)   (0.28)   (0.18)
   Capital gains                                                   (1.34)     (1.39)   (1.85)   (0.53)      --
                                                                  ------    -------   ------   ------   ------
      Total distributions                                          (1.78)     (1.94)   (2.14)   (0.81)   (0.18)
                                                                  ------    -------   ------   ------   ------
Net asset value, end of year                                     $ 18.58    $ 22.63   $22.33   $22.49   $21.46
                                                                  ======    =======   ======   ======   ======
Total return (1)                                                  (10.72)%    10.20%    9.40%    8.64%   11.36%
                                                                  ======    =======   ======   ======   ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $ 2,863    $ 5,373   $6,759   $7,744   $7,375
Ratio of expenses with reimbursement to average net assets (2)      1.76%      1.76%    1.76%    1.76%    1.76%
Ratio of expenses without reimbursement to average net assets       2.09%      1.95%    2.06%    2.05%    1.95%
Ratio of net investment income (loss) to average net assets         1.98%      2.09%    1.45%    1.04%    0.58%
Portfolio turnover rate                                            11.88%     11.40%   47.59%   18.45%    6.74%

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.26% for Class A and 1.76% for Class B until December 31, 2008.

See notes to financial statements.

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R EQUITY INCOME FUND

                                                                                  CLASS T SHARES
                                                                 ------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                                 ------------------------------------------------
                                                                   2008       2007      2006      2005      2004
                                                                 -------    -------   -------   -------   -------
Net asset value, beginning of year                               $ 24.40    $ 23.97   $ 23.97   $ 22.77   $ 20.56
Income (loss) from investment operations
  Investment income--net                                            0.50       0.69      0.50      0.40      0.28
  Net realized and unrealized gain (loss) on investments           (2.95)      1.81      1.76      1.72      2.21
                                                                 -------    -------   -------   -------   -------
     Total from investment operations                              (2.45)      2.50      2.26      2.12      2.49
Less distributions
  Investment income--net                                           (0.51)     (0.68)    (0.41)    (0.39)    (0.28)
  Capital gains                                                    (1.34)     (1.39)    (1.85)    (0.53)       --
                                                                 -------    -------   -------   -------   -------
     Total distributions                                           (1.85)     (2.07)    (2.26)    (0.92)    (0.28)
                                                                 -------    -------   -------   -------   -------
Net asset value, end of year                                     $ 20.10    $ 24.40   $ 23.97   $ 23.97   $ 22.77
                                                                 =======    =======   =======   =======   =======
Total return (1)                                                  (10.35)%    10.60%    10.04%     9.35%    12.14%
                                                                 =======    =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $70,316    $89,034   $90,698   $95,744   $97,802
Ratio of expenses to average net assets                             1.14%      1.12%     1.15%     1.14%     1.10%
Ratio of net investment income (loss) to average net assets         2.58%      2.72%     2.09%     1.66%     1.24%
Portfolio turnover rate                                            11.88%     11.40%    47.59%    18.45%     6.74%

(1)  Does not include the effect of sales charge

See notes to financial statements.

SM&R BALANCED FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

Comments from Anne M. LeMire, CPA, CFA, and John S. Maidlow, CFA, Co-Portfolio Managers, SM&R Balanced Fund

The SM&R Balanced Fund's investment objectives are to conserve principal, produce current income and achieve long-term capital appreciation. The Fund seeks to accomplish these objectives with a balance of both growth and income through its well-diversified portfolio of stocks of primarily large-cap companies, U.S. Government agency and corporate fixed income securities, and money market instruments. As of the fiscal year end on August 31, 2008, the Fund's allocation was approximately 75% equities, 20% bonds and 4.5% cash equivalents(1). For the twelve months ended August 31st, the Fund's total return was -8.13%, before sales charges (but after other expenses), to Class T investors at net asset value. Over that same time period, the total return of the Fund's benchmark, the Lipper Balanced Fund Index, was -5.57%. The equity portion of the Fund produced a total return (capital appreciation and dividend income) of -10.39% while the bond portion returned 5.72% for the year. In comparison, the broad equity market, as measured by the S&P 500 Index, returned -11.14% for the twelve months and the Lehman Intermediate Government/Credit Index returned 6.05%.

The Fund's overweighting in Financials and underweighting in Energy negatively impacted performance while performance received a modest boost from a small overweight in Consumer Discretionary stocks. The Fund's performance during the year benefited significantly from holdings in the Materials, Consumer Discretionary, and Health Care sectors. Stock selection in the Information Technology and Utilities sectors restrained performance. Standout performers for the year include Varian Medical Systems (+56%), Gilead Sciences (+45%), United States Steel (+42%) and Anheuser-Busch (+40%). The poorest performing holdings were Freddie Mac (-91%), American International Group (-66%), Wachovia (-64%) and National Financial Partners (-57%).

The capital markets have experienced unprecedented events and tumult over the past twelve months as the credit crisis spread throughout our financial system, impacting people from Wall Street to Main Street. Millions of investors have seen the value of their investments decline significantly as financial institutions in the U.S. and around the world have written down hundreds of billions of dollars of assets, much of it related to mortgage loans and mortgage-backed securities. Commercial bank failures so far this year are at a multi-year high and we're not yet three-quarters of the way through the year.

Washington Mutual was declared "unsafe and unsound" and placed into receivership by its regulator, becoming the largest bank failure in U.S. history. One large investment bank, Bear Stearns, was forced by regulators to sell itself for a fraction of its former value. Another old-line investment bank, Lehman Brothers, whose roots extend to before the Civil War, recently filed for Bankruptcy protection. The two remaining large investment banks, Goldman Sachs and Morgan Stanley, have become Bank Holding Companies in order to gain greater access to more stable, deposit-based sources of funding and will now be subject to regulation by the Federal Reserve. Merrill Lynch, the world's largest securities broker, sold itself to a commercial bank. Likewise, Countrywide Financial, the largest independent mortgage lender, sold itself to a commercial bank in order to avoid filing for bankruptcy. The world's largest insurance holding company, American International Group, was granted an $85 billion loan by the Federal Government in return for an approximate 80% equity stake, diluting existing shareholders' ownership by that amount. The Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie
Mac), both government-chartered, shareholder-owned corporations, were effectively taken over by the Federal Government with shareholders losing almost all of their investment.

Against this backdrop, the Secretary of the Treasury and the Chairman of the Federal Reserve asked Congress to approve the largest government intervention in the financial markets since the 1930's in order to restore stability and increase liquidity to the financial system. They proposed a $700 billion government financed fund, the Troubled Asset Relief Program, to purchase or guarantee illiquid, troubled assets from financial institutions, thus freeing the institutions to utilize their capital bases to make loans to borrowers. In response, Congress passed and the President signed the Emergency Economic Stabilization Act of 2008 in order to stem systemic risk to the overall economy.

Equity market volatility, which we discussed in last year's Manager Discussion, has, in fact increased over the past year. A widely watched measure of volatility, the Volatility Index (VIX), recently traded at a six-year high. On September 17, 2008, the S&P 500 Index experienced its worst one day loss since September, 2001 (after 9/11) and the following day its biggest one day gain since October, 2002 in response to the proposal from the Treasury and the Fed.

Currently, the trailing twelve-month P/E ratio for the S&P 500 is 12.9x. Based on forecasted earnings, the year-end 2008 P/E is 11x. This compares to an historical long-term average P/E of about 15.5x. With expectations for low/no growth in industrial companies' earnings and continuing losses in financial institutions, it does not seem probable that price/earnings multiples will expand meaningfully until market participants believe economic conditions and financial markets have stabilized and corporate profits are poised to improve.

A flight to the quality of the U.S. Treasury market has driven prices of T-bills and Bonds up and yields down. Corporate and mortgage-related credit markets are essentially frozen, with credit spreads near historical wides. Many investors appear to be on the sidelines, skittish of any risk beyond that of the government. Only time will reveal the effectiveness of the Troubled Asset Relief Program recently passed by Congress, the bottom of the housing market, the depth of the mortgage problem, and the survivors of the institutional investors in financially leveraged mortgage products. While we avoided investing in any of the many products designed around these troubled loans, we do have exposure to

SM&R BALANCED FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION, CONTINUED

some of the financial institutions that did. We have and will continue to focus on quality in our fixed income holdings, which carry an average "A" rating with a conservative 2.2 year duration.

We are certainly not satisfied that the Fund lost value over the year. Our investment strategy is to adhere to our conservative stock selection discipline of purchasing attractively valued equities for long-term appreciation potential while maintaining a high-quality, well-diversified fixed income allocation. Thus, we believe the Fund will provide an attractive total return over the long-term for conservative investors seeking both capital appreciation and current income. This strategy should make the Fund an attractive core holding for many investors.

(1)  Bonds and Cash Equivalents are both considered fixed income investments.

THE OPINIONS OF PORTFOLIO MANAGERS ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND SM&R DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH OPINIONS. BECAUSE INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, THE OPINIONS EXPRESSED SHOULD NOT BE RELIED UPON AS AN INDICATION OF ANY FUND'S TRADING INTENT.

SM&R BALANCED FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION, CONTINUED

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R BALANCED FUND, CLASS T, AT OFFERING PRICE, AND LIPPER BALANCED FUND INDEX AND THE S&P 500

                                    [CHART]

                               Lipper Balanced
          Balanced   S&P 500     Fund Index
          --------   -------   ---------------
9/1/98        9426     10000       10000
8/31/99      11259     13983       11992
8/31/00      13521     16264       13435
8/31/01      11914     12298       12389
8/31/02      11191     10085       11310
8/31/03      11969     11302       12446
8/31/04      13041     12596       13578
8/31/05      13794     14178       15105
8/31/06      14455     15437       16149
8/31/07      16086     17774       18032
8/31/08      14778     15794       17027

SM&R Balanced Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/08. Inception date of these classes is 01/01/99.

            ONE     FIVE      SINCE
            YEAR    YEAR    INCEPTION
          -------   -----   ---------
Class A   -12.62%   3.17%       2.28%
Class B   -13.07%   3.76%       2.47%

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 5.75% through 8/31/08 for Class T shares.

10 YEAR      3.98%
5 YEAR       3.08%
1 YEAR     -13.43%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Consumer Discretionary      11.36%
Consumer Staples            11.64%
Energy                       7.43%
Financials                  25.50%
Health Care                 10.54%
Industrials                 14.36%
Information Technology      11.17%
Materials                    1.62%
Miscellaneous                0.13%
Telecommunication Services   3.56%
U S Government               0.10%
Utilities                    2.59%

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R BALANCED FUND


COMMON STOCKS
                                                              SHARES        VALUE

CONSUMER DISCRETIONARY--
HOTELS, RESTAURANTS & LEISURE--1.37%
Host Hotels & Resorts Inc.                                       2,265   $    32,389
McDonald's Corp.                                                 2,850       176,843
Starwood Hotels & Resorts Worldwide, Inc.                        3,000       108,750
Wyndham Worldwide Corp.                                          1,020        19,666
                                                                         -----------
                                                                             337,648

HOUSEHOLD DURABLES--0.94%
Newell Rubbermaid Inc.                                           3,800        68,780
Stanley Works (The)                                              3,400       163,030
                                                                         -----------
                                                                             231,810

LEISURE EQUIPMENT & PRODUCTS--0.16%
Eastman Kodak Co.                                                2,450        39,665

MEDIA--1.16%
CBS Corp. (Class B)                                              2,000        32,360
Viacom Inc. (Class B) *                                          2,000        58,960
Walt Disney Co. (The)                                            6,000       194,100
                                                                         -----------
                                                                             285,420

MULTILINE RETAIL--1.29%
J.C. Penney Co., Inc.                                            2,525        98,399
Target Corp.                                                     4,150       220,033
                                                                         -----------
                                                                             318,432

SPECIALTY RETAIL--2.23%
Best Buy Co., Inc.                                               3,000       134,310
Limited Brands, Inc.                                             7,600       158,080
Lowe's Companies, Inc.                                           5,800       142,912
TJX Companies, Inc. (The)                                        3,200       115,968
                                                                         -----------
                                                                             551,270
                                                                         -----------
   TOTAL CONSUMER DISCRETIONARY--7.15%                                     1,764,245
                                                                         -----------
CONSUMER STAPLES--

BEVERAGES--2.37%
Anheuser-Busch Companies, Inc.                                   2,200       149,292
Coca-Cola Co. (The)                                              4,000       208,280
International Flavors & Fragrances Inc.                            900        36,189
PepsiCo, Inc.                                                    2,800       191,744
                                                                         -----------
                                                                             585,505

FOOD PRODUCTS--1.62%
Bunge Limited                                                      800        71,488
H.J. Heinz Co.                                                   2,600       130,832
McCormick & Co., Inc. (c)                                        2,000        80,900
Sensient Technologies Corp.                                      4,000       116,840
                                                                         -----------
                                                                             400,060

FOOD & STAPLES RETAILING--1.73%
CVS Caremark Corp.                                               3,000       109,800
SUPERVALU, INC.                                                  3,475        80,585
Wal-Mart Stores, Inc.                                            4,000       236,280
                                                                         -----------
                                                                             426,665

HOUSEHOLD PRODUCTS--2.14%
Kimberly-Clark Corp.                                             2,200       135,696
Procter & Gamble Co. (The)                                       5,625       392,456
                                                                         -----------
                                                                             528,152

PERSONAL PRODUCTS--1.17%
Alberto-Culver Co.                                               1,800        47,088
Avon Products, Inc.                                              3,050       130,631
Colgate-Palmolive Co.                                            1,475       112,144
                                                                         -----------
                                                                             289,863

TOBACCO--0.45%
Philip Morris International Inc.                                 2,050       110,085
                                                                         -----------
   TOTAL CONSUMER STAPLES--9.48%                                           2,340,330
                                                                         -----------

ENERGY--
ENERGY EQUIPMENT & SERVICES--1.85%
Oceaneering International, Inc. *                                1,200        74,892
Schlumberger Ltd.                                                2,200       207,284
Weatherford International Ltd. *                                 4,500       173,610
                                                                         -----------
                                                                             455,786

OIL, GAS & CONSUMABLE FUELS--5.54%
Anadarko Petroleum Corp.                                         2,500       154,325
BP PLC ADR                                                       4,000       230,520
Chevron Corp.                                                    3,051       263,362
Exxon Mobil Corp.                                                9,000       720,090
                                                                         -----------
                                                                           1,368,297
                                                                         -----------
   TOTAL ENERGY--7.39%                                                     1,824,083
                                                                         -----------
FINANCIALS--
COMMERCIAL BANKS--3.73%
Bank of America Corp.                                           10,000       311,400
PNC Financial Services Group, Inc.                               3,000       215,850
U.S. Bancorp                                                     6,000       191,160
Wachovia Corp.                                                   3,600        57,204
Wells Fargo & Co.                                                4,800       145,296
                                                                         -----------
                                                                             920,910

DIVERSIFIED FINANCIAL SERVICES--5.30%
Allied Capital Corp.                                             3,400        50,150
Charles Schwab Corp. (The)                                       5,600       134,344
Citigroup Inc.                                                  14,500       275,355
Discover Financial Services                                      3,000        49,350
FHLMC Gtd. Mtg. Certificate                                      2,075         9,358
Goldman Sachs Group, Inc. (The)                                    700       114,779
JPMorgan Chase & Co.                                             4,300       165,507
Morgan Stanley                                                   5,000       204,150
National Financial Partners Corp.                                1,250        25,213
Principal Financial Group, Inc.                                  3,850       176,292
State Street Corp.                                               1,500       101,505
                                                                         -----------
                                                                           1,306,003

INSURANCE--4.06%
Allstate Corp. (The)                                             2,300       103,799
American International Group, Inc.                               4,700       101,003
Aspen Insurance Holdings Ltd.                                    4,125       111,788
Genworth Financial Inc. (Class A)                                6,200        99,510
Hartford Financial Services Group, Inc. (The)                    1,375        86,735
Prudential Financial, Inc.                                       3,000       221,130
RenaissanceRe Holdings Ltd.                                      2,000       101,420
Travelers Companies, Inc. (The)                                  4,000       176,640
                                                                         -----------
                                                                           1,002,025
                                                                         -----------
   TOTAL FINANCIAL--13.09%                                                 3,228,938
                                                                         -----------


                                       24

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SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R BALANCED FUND, CONTINUED


COMMON STOCKS
                                                              SHARES        VALUE

HEALTH CARE--
BIOTECHNOLOGY--1.70%
Amgen Inc. *                                                     1,300   $    81,705
Genentech, Inc. *                                                1,925       190,094
Genzyme Corp. *                                                    875        68,512
Gilead Sciences, Inc. *                                          1,500        79,020
                                                                         -----------
                                                                             419,331

HEALTH CARE PROVIDERS & SERVICES--1.00%
DaVita, Inc. *                                                     925        53,086
Patterson Companies Inc. *                                       1,500        48,810
UnitedHealth Group Inc.                                          2,050        62,423
WellPoint Inc. *                                                 1,550        81,825
                                                                         -----------
                                                                             246,144

HEALTH EQUIPMENT & SUPPLIES--1.48%
Advanced Medical Optics, Inc. *                                  1,025        22,171
Beckman Coulter, Inc.                                            1,400       103,348
Covidien Ltd.                                                      900        48,663
Hologic, Inc. *                                                  1,750        37,135
Varian Medical Systems, Inc. *                                   1,300        82,108
Zimmer Holdings, Inc. *                                          1,000        72,390
                                                                         -----------
                                                                             365,815

PHARMACEUTICALS--6.31%
Abbott Laboratories                                              3,000       172,290
Allergan, Inc.                                                   2,000       111,740
Eli Lilly & Co.                                                  1,750        39,760
Endo Pharmaceuticals Holdings Inc. *                             5,500       387,365
Johnson & Johnson                                                3,850       179,603
Merck & Co. Inc.                                                 5,300       189,051
Pfizer Inc.                                                     15,000       286,650
Wyeth                                                            4,400       190,432
                                                                         -----------
                                                                           1,556,891
                                                                         -----------
   TOTAL HEALTH CARE--10.49%                                               2,588,181
                                                                         -----------

INDUSTRIALS--
AEROSPACE & DEFENSE--2.74%
Boeing Co. (The)                                                 2,075       136,037
General Dynamics Corp.                                           1,300       119,990
Goodrich Corp.                                                   1,700        87,125
L-3 Communications Holdings, Inc.                                  900        93,546
Northrop Grumman Corp.                                           1,200        82,620
Rockwell Collins, Inc.                                           1,225        64,423
United Technologies Corp.                                        1,400        91,826
                                                                         -----------
                                                                             675,567

AIR FREIGHT & LOGISTICS--0.29%
FedEx Corp.                                                        875        72,468
ELECTRICAL EQUIPMENT--0.12%
Tyco Electronics Ltd.                                              900        29,619
INDUSTRIAL CONGLOMERATES--2.96%
3M Co.                                                           1,925       137,830
General Electric Co.                                            19,750       554,975
Tyco International Ltd.                                            900        38,592
                                                                         -----------
                                                                             731,397

MACHINERY--1.82%
Barnes Group Inc.                                                2,000        48,240
Caterpillar Inc.                                                 1,100        77,803
Danaher Corp.                                                    1,000        81,570
Eaton Corp.                                                        500        36,590
Illinois Tool Works Inc.                                         1,800        89,298
Ingersoll-Rand Co. Ltd (Class A)                                 1,900        70,167
Parker Hannifin Corp.                                              700        44,849
                                                                         -----------
                                                                             448,517

ROAD & RAIL--0.41%
Burlington Northern Santa Fe Corp.                                 950       102,030
TRANSPORTATION--0.23%
Seaspan Corp.                                                    2,250        55,980
                                                                         -----------
   TOTAL INDUSTRIALS--8.57%                                                2,115,578
                                                                         -----------

INFORMATION TECHNOLOGY--
COMMUNICATIONS EQUIPMENT--3.27%
Arris Group Inc. *                                               6,500        61,490
Cisco Systems, Inc. *                                           10,225       245,911
Harris Corp.                                                     2,300       120,428
Motorola, Inc.                                                   6,200        58,404
Nokia ADR                                                        6,500       163,605
QUALCOMM Inc.                                                    3,000       157,950
                                                                         -----------
                                                                             807,788

COMPUTERS & PERIPHERALS--2.09%
Dell Inc. *                                                      3,000        65,190
EMC Corp. *                                                      6,000        91,680
Electronics for Imaging, Inc. *                                  1,950        32,350
Hewlett-Packard Co.                                              4,500       211,140
International Business Machines Corp.                              950       115,644
                                                                         -----------
                                                                             516,004

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.28%
Agilent Technologies, Inc. *                                     2,000        69,520
INTERNET SOFTWARE & SERVICES--0.18%
Akamai Technologies, Inc. *                                      1,900        43,510
IT SERVICES--0.21%
Global Payments Inc.                                             1,075        51,826
OFFICE ELECTRONICS--0.24%
Pitney Bowes Inc.                                                1,725        58,909
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.62%
Intel Corp.                                                     11,000       251,570
Linear Technology Corp.                                          2,000        65,280
Texas Instruments Inc.                                           3,400        83,334
                                                                         -----------
                                                                             400,184

SOFTWARE--3.22%
Electronic Arts Inc. *                                           1,500        73,215
Microsoft Corp.                                                 20,000       545,800
Oracle Corp. *                                                   8,000       175,440
                                                                         -----------
                                                                             794,455
                                                                         -----------
   TOTAL INFORMATION TECHNOLOGY--11.11%                                    2,742,196
                                                                         -----------


                                       25

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--------------------------------------------------------------------------------
SM&R BALANCED FUND, CONTINUED


COMMON STOCKS
                                                              SHARES        VALUE

MATERIALS--
CHEMICALS--1.02%
Airgas, Inc.                                                     1,100   $    65,164
Dow Chemical Co. (The)                                           1,600        54,608
PPG Industries, Inc.                                               900        56,574
E. I. du Pont de Nemours and Co.                                 1,700        75,548
                                                                         -----------
                                                                             251,894

METALS & MINING--0.26%
Nucor Corp.                                                        700        36,750
United States Steel Corp.                                          200        26,614
                                                                         -----------
                                                                              63,364

PAPER & FOREST PRODUCTS--0.34%
International Paper Co.                                          2,100        56,805
MeadWestvaco Corp.                                               1,000        26,480
                                                                         -----------
                                                                              83,285
                                                                         -----------
   TOTAL MATERIALS-- 1.62%                                                   398,543
                                                                         -----------

TELECOMMUNICATION SERVICES--
DIVERSIFIED TELECOMMUNICATION SERVICES--2.94%
AT&T Inc.                                                       11,325       362,287
FairPoint Communications, Inc.                                     102           903
Sprint Nextel Corp.                                              9,500        82,840
Verizon Communications Inc.                                      5,450       191,404
Windstream Corp.                                                 7,100        88,182
                                                                         -----------
                                                                             725,616

WIRELESS TELECOMMUNICATION SERVICES--0.61%
American Tower Corp. *                                           1,250        51,662
Rogers Communications, Inc.                                      1,300        47,034
Vodafone Group PLC ADR                                           2,000        51,100
                                                                         -----------
                                                                             149,796
                                                                         -----------
   TOTAL TELECOMMUNICATION SERVICES--3.55%                                   875,412
                                                                         -----------

UTILITIES--
ELECTRIC UTILITIES--2.58%
Ameren Corp.                                                     3,000       125,580
CenterPoint Energy, Inc.                                         2,000        31,760
Constellation Energy Group                                       3,000       200,130
Exelon Corp.                                                     1,400       106,344
FPL Group, Inc.                                                  1,100        66,066
NRG Energy, Inc. *                                               1,250        47,050
Southern Co.                                                     1,600        60,016
                                                                         -----------
                                                                             636,946
                                                                         -----------
   TOTAL UTILITIES--2.58%                                                    636,946
                                                                         -----------
   TOTAL COMMON STOCK--75.03%
      (Cost $17,051,605)                                                  18,514,452
                                                                         -----------

                                                               FACE
CORPORATE BONDS                                               AMOUNT

CONSUMER STAPLES--

PERSONAL PRODUCTS--2.10%
Avon Products, Inc., 7.15%, 11/15/09                        $  500,000       518,336
                                                                         -----------
   TOTAL CONSUMER STAPLES--2.10%                                             518,336
                                                                         -----------

                                                               FACE
CORPORATE BONDS                                               AMOUNT        VALUE

FINANCIALS--

COMMERCIAL BANKS--2.77%
Royal Bank of Scotland GRP PLC,
   yankee bond, 6.40%, 04/01/09 (b)                            500,000       505,419
Washington Mutual, Inc., 4.20%, 01/15/10                       250,000       178,750
                                                                         -----------
                                                                             684,169

DIVERSIFIED FINANCIAL SERVICES--7.40%
Ameriprise Financial, Inc., 5.65%, 11/15/15                    500,000       464,093
General Electric Capital Corp., 3.75%, 12/15/09                350,000       352,263
JPMorgan Chase & Co., Inc., 6.00%, 01/15/09 (b)                500,000       502,120
Weingarten Realty Investors, 7.35%, 07/20/09 (b)               500,000       506,279
                                                                         -----------
                                                                           1,824,755

INSURANCE--2.12%
Mony Group Inc. (The), 8.35%, 03/15/10                         500,000       522,728
                                                                         -----------
   TOTAL FINANCIALS--12.29%                                                3,031,652
                                                                         -----------
INDUSTRIALS--

ELECTRICAL EQUIPMENT--2.02%
Emerson Electric Co., 5.25%, 10/15/18                          500,000       498,806

ROAD & RAIL--1.93%
Vulcan Materials, 6.40%, 11/30/17                              500,000       476,344
TRANSPORTATION--1.76%
Hertz Corp., 7.40%, 03/01/11                                   455,000       434,525
                                                                         -----------
   TOTAL INDUSTRIALS--5.71%                                                1,409,675
                                                                         -----------

   TOTAL CORPORATE BONDS--20.10%
      (Cost $5,026,864)                                                    4,959,663
                                                                         -----------

U S GOVERNMENT AGENCY SECURITIES--

U S GOVERNMENT AGENCY SECURITIES--0.10%
Federal Home Loan Mortgage Corp.,
   Pool #284839, 8.50%, 01/01/17                                 3,434         3,724
Federal National Mortgage Association,
   Pool #048974, 8.00%, 06/01/17                                20,563        22,044
                                                                         -----------
                                                                              25,768
                                                                         -----------

   TOTAL US GOVERNMENT AGENCY SECURITIES--0.10%
      (Cost $23,812)                                                          25,768
                                                                         -----------

MONEY MARKET FUND--0.13%                                        SHARES
SM&R Money Market Fund, 1.61% (a)                               30,970        30,970
                                                                         -----------
   TOTAL MONEY MARKET FUND--0.13%
      (Cost $30,970)                                                          30,970
                                                                         -----------

COMMERCIAL PAPER

                                                               FACE
                                                              AMOUNT

CONSUMER DISCRETIONARY--

MULTILINE RETAIL--4.15%
Staples, Inc., 3.05%, 09/02/08                              $1,025,000     1,024,739
                                                                         -----------
   TOTAL UTILITIES--4.15%                                                  1,024,739
                                                                         -----------
   TOTAL COMMERCIAL PAPER--4.15%
      (Cost $1,024,739)                                                    1,024,739
                                                                         -----------

   TOTAL INVESTMENTS--99.51%
      (Cost $23,157,990)                                                  24,555,592

   CASH AND OTHER ASSETS, LESS LIABILITIES--0.49%                            120,761
                                                                         -----------
   NET ASSETS--100.00%                                                   $24,676,353
                                                                         ===========

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R BALANCED FUND, CONTINUED

*--Non-income producing securities

ABBREVIATIONS

ADR--American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2008. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Balanced Fund are affiliated by having the same investment adviser.

(b)  Long term obligations that will mature in less than one year.

(c)  Non-voting shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2008
--------------------------------------------------------------------------------
SM&R BALANCED FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $23,127,020)   $24,524,622
Investment in affiliated money market fund (Cost $30,970)                  30,970
                                                                      -----------
   Total investments (Cost $23,157,990)                                24,555,592
Prepaid expenses                                                           21,443
Receivable for:
   Investment securities sold                                                  73
   Capital stock sold                                                       1,452
   Dividends                                                               45,834
   Interest                                                               110,429
   Expense reimbursement                                                    1,406
Other assets                                                               15,067
                                                                      -----------
      TOTAL ASSETS                                                     24,751,296
                                                                      -----------
LIABILITIES
Capital stock reacquired                                                   16,347
Payable to investment adviser for fund expenses                            22,483
Accrued:
  Investment advisory fees                                                 14,676
  Administrative service fees                                               4,892
  Distribution fees                                                         4,417
Other liabilities                                                          12,128
                                                                      -----------
      TOTAL LIABILITIES                                                    74,943
                                                                      -----------
      NET ASSETS                                                      $24,676,353
                                                                      ===========
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                             22,162,053
Undistributed net investment income                                        95,912
Accumulated net realized gain on investments                            1,020,786
Net unrealized appreciation of investments                              1,397,602
                                                                      -----------
      NET ASSETS                                                      $24,676,353
                                                                      ===========
NET ASSETS:
Class A                                                                 3,174,300
---------------------------------------------------------------------------------
Class B                                                                 1,234,786
---------------------------------------------------------------------------------
Class T                                                                20,267,267
---------------------------------------------------------------------------------
      TOTAL NET ASSETS                                                $24,676,353
                                                                      ===========
CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
   Authorized                                                          50,000,000
   Outstanding                                                            194,964
---------------------------------------------------------------------------------
Class B:
   Authorized                                                          25,000,000
   Outstanding                                                             74,994
---------------------------------------------------------------------------------
Class T:
   Authorized                                                          25,000,000
   Outstanding                                                          1,196,483
---------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share                     $     16.28
   Offering price per share:
      (Net assets value of $16.28 / 95%)                              $     17.14
---------------------------------------------------------------------------------
Class B:
   Net asset value and offering price per share                       $     16.47
---------------------------------------------------------------------------------
Class T:
   Net asset value and redemption price per share                     $     16.94
   Offering price per share:
      (Net assets value of $16.94 / 94.25%)                           $     17.97
---------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2008
--------------------------------------------------------------------------------
SM&R BALANCED FUND

INVESTMENT INCOME
Dividends (Net of foreign tax withheld of $1,567)                     $   468,859
Interest                                                                  383,195
Interest from affiliated money market fund                                    439
                                                                      -----------
      TOTAL INVESTMENT INCOME                                             852,493
                                                                      -----------
EXPENSES
Investment advisory fees                                                  199,181
Administrative service fees                                                66,393
Professional fees                                                          10,033
Custody and transaction fees                                               17,243
Directors' fees and expenses                                                8,522
Compliance expenses                                                         2,423
Qualification fees
   Class A                                                                  5,486
   Class B                                                                  4,033
   Class T                                                                 14,207
Shareholder reporting expenses
   Class A                                                                  2,974
   Class B                                                                  2,170
   Class T                                                                  1,870
Distribution fees
   Class A                                                                  8,415
   Class B                                                                 11,511
Insurance expenses                                                         10,975
                                                                      -----------
      TOTAL EXPENSES                                                      365,436
      LESS EXPENSES REIMBURSED                                            (20,684)
                                                                      -----------
      NET EXPENSES                                                        344,752
                                                                      -----------
INVESTMENT INCOME--NET                                                    507,741
                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                     1,242,751
   Change in unrealized appreciation of investments                    (3,968,875)
                                                                      -----------
NET LOSS ON INVESTMENTS                                                (2,726,124)
                                                                      -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(2,218,383)
                                                                      ===========

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R BALANCED FUND

                                                                         YEAR ENDED AUGUST 31,
                                                                     -----------------------------
                                                                          2008           2007
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                            $    507,741    $    600,719
   Net realized gain on investments                                     1,242,751         301,453
   Change in unrealized appreciation of investments                    (3,968,875)      2,340,504
                                                                     ------------    ------------
   Net increase (decrease) in net assets resulting from operations     (2,218,383)      3,242,676
                                                                     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net
      Class A                                                             (67,234)        (90,358)
      Class B                                                             (21,861)        (43,762)
      Class T                                                            (426,224)       (496,856)
   Capital gains
      Class A                                                             (62,795)       (270,917)
      Class B                                                             (28,506)       (158,886)
      Class T                                                            (403,880)     (1,312,231)
                                                                     ------------    ------------
   Total distributions to shareholders                                 (1,010,500)     (2,373,010)
                                                                     ------------    ------------
CAPITAL SHARE TRANSACTIONS--NET
      Class A                                                            (815,659)       (179,987)
      Class B                                                            (770,842)       (669,560)
      Class T                                                            (706,435)        602,782
                                                                     ------------    ------------
   Total capital share transactions--net                               (2,292,936)       (246,765)
                                                                     ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (5,521,819)        622,901
NET ASSETS
      Beginning of year                                                30,198,172      29,575,271
                                                                     ------------    ------------
      End of year                                                    $ 24,676,353    $ 30,198,172
                                                                     ============    ============
Undistributed Net Investment Income                                  $     95,912    $    103,490
                                                                     ============    ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R BALANCED FUND

                                                                                CLASS A SHARES
                                                                 -------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                                 -------------------------------------------
                                                                  2008      2007     2006     2005     2004
                                                                 ------    ------   ------   ------   ------
Net asset value, beginning of year                               $18.37    $17.91   $18.19   $17.60   $16.65
Income (loss) from investment operations
   Investment income--net                                          0.29      0.36     0.32     0.35     0.28
   Net realized and unrealized gain (loss) on investments         (1.72)     1.57     0.50     0.65     1.18
                                                                 ------    ------   ------   ------   ------
      Total from investment operations                            (1.43)     1.93     0.82     1.00     1.46
Less distributions
   Investment income--net                                         (0.33)    (0.37)   (0.31)   (0.35)   (0.30)
   Capital gains                                                  (0.33)    (1.10)   (0.79)   (0.06)   (0.21)
                                                                 ------    ------   ------   ------   ------
      Total distributions                                         (0.66)    (1.47)   (1.10)   (0.41)   (0.51)
                                                                 ------    ------   ------   ------   ------
Net asset value, end of year                                     $16.28    $18.37   $17.91   $18.19   $17.60
                                                                 ======    ======   ======   ======   ======
Total return (1)                                                  (8.01)%   11.09%    4.65%    5.73%    8.83%
                                                                 ======    ======   ======   ======   ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $3,174    $4,376   $4,430   $5,030   $4,409
Ratio of expenses with reimbursement to average net assets (2)     1.30%     1.30%    1.30%    1.30%    1.30%
Ratio of expenses without reimbursement to average net assets      1.67%     1.54%    1.71%    1.73%    1.64%
Ratio of net investment income (loss) to average net assets        1.88%     1.93%    1.90%    1.85%    1.51%
Portfolio turnover rate                                           19.79%     8.35%   21.82%   23.18%   11.15%

                                                                                CLASS B SHARES
                                                                 -------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                                 -------------------------------------------
                                                                   2008    2007      2006     2005     2004
                                                                 ------- --------   ------   ------   ------
Net asset value, beginning of year                               $18.56    $18.08   $18.37   $17.78   $16.83
Income (loss) from investment operations
   Investment income--net                                          0.09      0.21     0.24     0.25     0.20
   Net realized and unrealized gain (loss) on investments         (1.63)     1.67     0.51     0.66     1.19
                                                                 ------    ------   ------   ------   ------
      Total from investment operations                            (1.54)     1.88     0.75     0.91     1.39
Less distributions
   Investment income--net                                         (0.22)    (0.30)   (0.25)   (0.26)   (0.23)
   Capital gains                                                  (0.33)    (1.10)   (0.79)   (0.06)   (0.21)
                                                                 ------    ------   ------   ------   ------
      Total distributions                                         (0.55)    (1.40)   (1.04)   (0.32)   (0.44)
                                                                 ------    ------   ------   ------   ------
Net asset value, end of year                                     $16.47    $18.56   $18.08   $18.37   $17.78
                                                                 ======    ======   ======   ======   ======
Total return (1)                                                  (8.48)%   10.70%    4.20%    5.15%    8.33%
                                                                 ======    ======   ======   ======   ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $1,235    $2,171   $2,772   $3,095   $2,952
Ratio of expenses with reimbursement to average net assets (2)     1.80%     1.80%    1.80%    1.80%    1.80%
Ratio of expenses without reimbursement to average net assets      2.31%     2.07%    2.24%    2.23%    2.13%
Ratio of net investment income (loss) to average net assets        1.38%     1.43%    1.40%    1.36%    1.00%
Portfolio turnover rate                                           19.79%     8.35%   21.82%   23.18%   11.15%

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 1.30% for Class A and 1.80% for Class B until December 31, 2008.

See notes to financial statements.

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R BALANCED FUND

                                                                                 CLASS T SHARES
                                                                 -----------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                                 -----------------------------------------------
                                                                  2008       2007      2006     2005      2004
                                                                 ------    -------   -------   -------   -------
Net asset value, beginning of year                               $19.13    $ 18.60   $ 18.85   $ 18.21   $ 17.18
Income (loss) from investment operations
   Investment income--net                                          0.35       0.39      0.36      0.36      0.29
   Net realized and unrealized gain (loss) on investments         (1.86)      1.65      0.51      0.68      1.24
                                                                 ------    -------   -------   -------   -------
      Total from investment operations                            (1.51)      2.04      0.87      1.04      1.53
Less distributions
  Investment income--net                                          (0.35)     (0.41)    (0.33)    (0.34)    (0.29)
  Capital gains                                                   (0.33)     (1.10)    (0.79)    (0.06)    (0.21)
                                                                 ------    -------   -------   -------   -------
      Total distributions                                         (0.68)     (1.51)    (1.12)    (0.40)    (0.50)
                                                                 ------    -------   -------   -------   -------
Net asset value, end of year                                     $16.94    $ 19.13   $ 18.60   $ 18.85   $ 18.21
                                                                 ======    =======   =======   =======   =======
Total return (1)                                                  (8.13)%    11.28%     4.79%     5.77%     8.95%
                                                                 ======    =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $20,267   $23,651   $22,373   $22,798   $22,785
Ratio of expenses with reimbursement to average net assets          1.24%     1.20%     1.25%     1.24%     1.23%
Ratio of expenses without reimbursement to average net assets       1.24%     1.20%     1.29%     1.24%     1.23%
Ratio of net investment income (loss) to average net assets         1.93%     2.02%     1.95%     1.92%     1.58%
Portfolio turnover rate                                            19.79%     8.35%    21.82%    23.18%    11.15%

(1)  Does not include the effect of sales charge

See notes to financial statements.

SM&R GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

Comments from Anne M. LeMire, CPA, CFA, Portfolio Manager, SM&R Government Bond Fund

The SM&R Government Bond Fund is focused on providing competitive levels of current income to the conservative investor through investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as securities of corporate issuers deemed to be of higher credit quality and financial strength.

Over the past fiscal year ending August 31, 2008, the Fund has provided a total return of 5.89% to Class T investors at net asset value. The year-to-date total return for the eight months ended August 31, 2008 was 2.26%. The Fund has a market-weighted average coupon of 4.43% and a modified duration of 2.93 years.

Fund performance benefited from its higher weighting in U.S. Treasuries over Agency and Corporate Debt.

As we discussed in last year's Manager Discussion, low interest rates and loose mortgage underwriting standards are at the root of the financial crisis of today's securities markets. Creative mortgage financing designed to entice homebuyers resulted in sub-prime mortgages with adjustable rates, little or no down payments, and inadequate documentation of income levels and other measures of credit-worthiness. These sub-prime loans were "packaged" or securitized by Wall Street firms into CDO's (collateralized debt obligations) and other mortgage-backed securities and sold to investors. The credit rating companies blessed these securities with some of their highest ratings. The assessment and modeling of the risks involved did not reflect the true level of risk as there was not enough historical performance on these often exotic types of structured financing for mortgages.

In essence, our economy thrived for a period on a mortgage bubble, which has subsequently popped. As home prices began to fall, suddenly there was more debt than collateral. Cracks began to surface in the quality of the loans that had been made, and the valuations of the many financial instruments that had been built on these loans plummeted. Consequently, we find ourselves in what is likely the worst financial crisis in this country since The Great Depression.

With equity markets extraordinarily volatile and credit markets essentially frozen, we have experienced an extreme flight to quality into U.S. Treasury securities, driving prices up and yields down. The passage of the Troubled Asset Relief Program by Congress, as part of the recent financial bailout legislation, is designed with a goal to relieve the market of some of these toxic loans and build a path to liquidity. However, it is too early in the process to know if the effort will be enough to bring any relief to a battered and nervous economy.

At the time of the largest bank failure in history (Washington Mutual), we believe an even larger loss to our economy is the confidence of the investor. While these economic times are unprecedented for most of us, it is important to maintain a rational approach to investing for the long term, just as we do in more prosperous times. The Government Bond Fund provides a conservative approach to investing in the highest quality assets available during the most turbulent times.

THE OPINIONS OF PORTFOLIO MANAGERS ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND SM&R DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH OPINIONS. BECAUSE INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, THE OPINIONS EXPRESSED SHOULD NOT BE RELIED UPON AS AN INDICATION OF ANY FUND'S TRADING INTENT.

SM&R GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION, CONTINUED

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R GOVERNMENT BOND FUND, CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL U.S. GOVERNMENT FUND INDEX

                                     [CHART]

                        LIPPER GENERAL US
          GOVT BOND   GOVERNMENT FUND INDEX
          ---------   ---------------------
 9/1/98      9548             10000
8/31/99      9622              9869
8/31/00     10159             10571
8/31/01     11369             11760
8/31/02     12059             12730
8/31/03     12357             12940
8/31/04     12746             13599
8/31/05     12980             14098
8/31/06     13193             14267
8/31/07     13875             14902
8/31/08     14691             15681

SM&R Government Bond Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year declining to 1% in the third year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/08. Inception date of these classes is 01/01/99.

           ONE   FIVE     SINCE
          YEAR   YEAR   INCEPTION
          -----------------------
Class A   0.89%  2.52%    3.72%
Class B   2.17%  3.02%    3.75%

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 4.5% through 8/31/08 for Class T shares.

10 YEAR   3.92%
5 YEAR    2.57%
1 YEAR    1.16%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Financials        1.69%
Materials         3.43%
Miscellaneous     0.13%
U S Government   94.75%

SCHEDULE OF INVESTMENTS   August 31, 2008
--------------------------------------------------------------------------------
SM&R GOVERNMENT BOND FUND

CORPORATE BONDS
                                                                              INTEREST/
                                                                   MATURITY     STATED       FACE
                                                                     DATE      RATE(%)      AMOUNT        VALUE
FINANCIALS--
DIVERSIFIED FINANCIAL SERVICES--1.67%
MBNA Master Credit Card Trust                                      02/15/12      7.000    $  500,000   $   515,558
                                                                                                       -----------
   TOTAL FINANCIALS--1.67%                                                                                 515,558
                                                                                                       -----------
MATERIALS --
METALS & MINING--3.40%
Carpenter Technology Corp.                                         05/15/13      6.625     1,000,000     1,047,486
                                                                                                       -----------
   TOTAL MATERIALS--3.40%                                                                                1,047,486
                                                                                                       -----------
   TOTAL CORPORATE BONDS--5.07%
   (Cost $1,507,137)                                                                                     1,563,044
                                                                                                       -----------
U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES
U S GOVERNMENT AGENCY SECURITIES--27.66%
Federal Home Loan Bank (b)                                         07/17/09      5.375     1,250,000     1,275,541
Federal Home Loan Mortgage Corp.                                   11/15/13      4.875     1,000,000     1,038,649
Federal National Mortgage Assoc.                                   02/15/10      3.875     1,100,000     1,112,642
Federal National Mortgage Assoc.                                   12/15/10      4.750     1,900,000     1,961,041
Federal National Mortgage Assoc.                                   02/01/11      6.250     1,850,000     1,764,136
Federal National Mortgage Assoc.                                   03/15/11      5.500     1,300,000     1,366,547
Private Export Funding Corp.                                       01/15/10      7.200        15,000        15,836
                                                                                                       -----------
                                                                                                         8,534,392
U S GOVERNMENT SECURITIES--49.25%
U S Treasury Bond                                                  05/15/16      7.250       800,000       993,187
U S Treasury Bond                                                  05/15/17      8.750     2,375,000     3,235,752
U S Treasury Note                                                  08/31/11      4.625     1,500,000     1,586,484
U S Treasury Note                                                  10/31/11      4.625     2,500,000     2,647,655
U S Treasury Note                                                  11/15/12      4.000     2,000,000     2,089,688
U S Treasury Note                                                  05/15/14      4.750     1,319,000     1,430,703
U S Treasury Note                                                  02/15/15      4.000       600,000       626,906
U S Treasury Note                                                  05/15/15      4.125     1,500,000     1,577,109
U S Treasury Note (b)                                              02/15/09      3.000     1,000,000     1,004,531
                                                                                                       -----------
                                                                                                        15,192,015
                                                                                                       -----------
   TOTAL U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES--76.91%
   (Cost $23,061,342)                                                                                   23,726,407
                                                                                                       -----------
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS
U S GOVERNMENT AGENCY SECURITIES--16.93%
Federal Home Loan Bank                                             09/02/08      2.240       500,000       499,907
Federal Home Loan Bank                                             09/04/08      2.160     2,825,000     2,824,152
Federal Home Loan Bank                                             09/10/08      2.160       800,000       799,472
Federal Home Loan Bank                                             09/10/08      2.200       100,000        99,933
Federal Home Loan Bank                                             09/16/08      2.250     1,000,000       998,937
                                                                                                       -----------
                                                                                                         5,222,401
                                                                                                       -----------
   TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--16.93%
   (Cost $5,222,400)                                                                                     5,222,401
                                                                                                       -----------
MONEY MARKET FUND                                                                             SHARES
   SM&R Money Market Fund, 1.61% (a)                                                          39,816        39,816
                                                                                                       -----------
   TOTAL MONEY MARKET FUND--0.13%
   (Cost $39,816)                                                                                           39,816
                                                                                                       -----------
   TOTAL INVESTMENTS--99.04%
   (Cost $29,830,695)                                                                                   30,551,668
   CASH AND OTHER ASSETS, LESS LIABILITIES--0.96%                                                          297,220
                                                                                                       -----------
   NET ASSETS--100.00%                                                                                 $30,848,888
                                                                                                       ===========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2008. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Government Bond Fund are affiliated by having the same investment adviser.

(b)  Long Term obligations that will mature in less than one year.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2008
--------------------------------------------------------------------------------
SM&R GOVERNMENT BOND FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $29,790,879)   $ 30,511,852
Investment in affiliated money market fund (Cost $39,816)                   39,816
                                                                      ------------
   Total investments (Cost $29,830,695)                                 30,551,668
Cash and cash equivalents
Prepaid expenses                                                            25,108
Receivable for:
   Investment securities sold                                                1,495
   Capital stock sold                                                          748
   Interest                                                                318,066
   Expense reimbursement                                                     8,285
Other assets                                                                 2,782
                                                                      ------------
      TOTAL ASSETS                                                      30,908,152
                                                                      ------------
LIABILITIES
Investment securities purchased                                              1,495
Capital stock reacquired                                                     3,927
Distribution payable                                                           402
Payable to investment adviser for fund expenses                             23,921
Accrued:
   Investment advisory fees                                                 12,231
   Administrative service fees                                               6,115
   Distribution fees                                                         1,691
Other liabilities                                                            9,482
                                                                      ------------
      TOTAL LIABILITIES                                                     59,264
                                                                      ------------
      NET ASSETS                                                      $ 30,848,888
                                                                      ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                              30,579,711
Accumulated net investment loss                                             (2,057)
Accumulated net realized loss on investments                              (449,739)
Net unrealized appreciation of investments                                 720,973
                                                                      ------------
      NET ASSETS                                                      $ 30,848,888
                                                                      ============
NET ASSETS:
Class A                                                                  1,136,956
----------------------------------------------------------------------------------
Class B                                                                    529,050
----------------------------------------------------------------------------------
Class T                                                                 29,182,882
----------------------------------------------------------------------------------
      TOTAL NET ASSETS                                                $ 30,848,888
                                                                      ============
CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
   Authorized                                                          100,001,150
   Outstanding                                                             106,738
----------------------------------------------------------------------------------
Class B:
   Authorized                                                          100,000,000
   Outstanding                                                              49,774
----------------------------------------------------------------------------------
Class T:
   Authorized                                                           23,000,000
   Outstanding                                                           2,776,535
----------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share                     $      10.65
   Offering price per share:
   (Net assets value of $10.65 / 95.25%)                              $      11.18
----------------------------------------------------------------------------------
Class B:
   Net asset value and offering price per share                       $      10.63
----------------------------------------------------------------------------------
Class T:
   Net asset value and redemption price per share                     $      10.51
   Offering price per share:
   (Net assets value of $10.51 / 95.5%)                               $      11.01
----------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2008
--------------------------------------------------------------------------------
SM&R GOVERNMENT BOND FUND

INVESTMENT INCOME
Interest                                               $1,249,060
Interest from affiliated money market fund                    666
                                                       ----------
      TOTAL INVESTMENT INCOME                           1,249,726
                                                       ----------
EXPENSES
Investment advisory fees                                  148,853
Administrative service fees                                74,426
Professional fees                                           9,664
Custody and transaction fees                                7,226
Directors' fees and expenses                                8,522
Compliance expenses                                         2,809
Qualification fees
   Class A                                                  5,747
   Class B                                                  4,569
   Class T                                                 16,140
Shareholder reporting expenses
   Class A                                                  1,144
   Class B                                                    941
   Class T                                                  1,023
Distribution fees
   Class A                                                  2,649
   Class B                                                  3,922
Insurance expenses                                          9,997
                                                       ----------
      TOTAL EXPENSES                                      297,632
      LESS EXPENSES REIMBURSED                            (75,219)
                                                       ----------
      NET EXPENSES                                        222,413
                                                       ----------
INVESTMENT INCOME--NET                                  1,027,313
                                                       ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                        10,251
   Change in unrealized appreciation of investments       643,633
                                                       ----------
NET GAIN ON INVESTMENTS                                   653,884
                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $1,681,197
                                                       ==========

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R GOVERNMENT BOND FUND

                                                                          YEAR ENDED AUGUST 31,
                                                                        -------------------------
                                                                            2008          2007
                                                                        -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Investment income--net                                               $ 1,027,313   $ 1,140,936
   Net realized gain (loss) on investments                                   10,251       (25,100)
   Change in unrealized appreciation of investments                         643,633       305,449
                                                                        -----------   -----------
   Net increase in net assets resulting from operations                   1,681,197     1,421,285
                                                                        -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
      Class A                                                               (36,605)      (41,848)
      Class B                                                               (15,524)      (23,067)
      Class T                                                              (977,349)   (1,076,489)
  Capital gains
      Class A                                                                    --            --
      Class B                                                                    --            --
      Class T                                                                    --            --
                                                                        -----------   -----------
  Total distributions to shareholders                                    (1,029,478)   (1,141,404)
                                                                        -----------   -----------
CAPITAL SHARE TRANSACTIONS--NET
   Class A                                                                   51,113        80,057
   Class B                                                                  (70,134)     (114,106)
   Class T                                                                1,474,226       630,368
                                                                        -----------   -----------
   Total capital share transactions--net                                  1,455,205       596,319
                                                                        -----------   -----------
TOTAL INCREASE IN NET ASSETS                                              2,106,924       876,200
NET ASSETS
   Beginning of year                                                     28,741,964    27,865,764
                                                                        -----------   -----------
   End of year                                                          $30,848,888   $28,741,964
                                                                        ===========   ===========
Undistributed Net Investment Income (Accumulated Net Investment Loss)   $    (2,057)  $       108
                                                                        ===========   ===========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R GOVERNMENT BOND FUND

                                                                                   CLASS A SHARES
                                                                 --------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                                 --------------------------------------------------
                                                                  2008       2007      2006      2005         2004
                                                                 ------     ------    ------    ------       ------
Net asset value, beginning of year                               $10.40     $10.30    $10.50    $10.56       $10.75
Income (loss) from investment operations
   Investment income--net                                          0.36       0.42      0.36      0.25         0.23
   Net realized and unrealized gain (loss) on investments          0.25       0.10     (0.20)    (0.06)        0.11
                                                                 ------     ------    ------    ------       ------
      Total from investment operations                             0.61       0.52      0.16      0.19         0.34
Less distributions
   Investment income--net                                         (0.36)     (0.42)    (0.36)    (0.25)       (0.23)
   Capital gains                                                     --         --        --     (0.00)***    (0.30)
                                                                 ------     ------    ------    ------       ------
      Total distributions                                         (0.36)     (0.42)    (0.36)    (0.25)       (0.53)
                                                                 ------     ------    ------    ------       ------
Net asset value, end of year                                     $10.65     $10.40    $10.30    $10.50       $10.56
                                                                 ======     ======    ======    ======       ======
Total return (1)                                                   5.93%      5.15%     1.57%     1.93%        3.14%
                                                                 ======     ======    ======    ======       ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $1,137     $1,067    $  976    $1,036       $  983
Ratio of expenses with reimbursement to average net assets (2)     0.73%      0.73%     0.73%     0.73%        0.73%
Ratio of expenses without reimbursement to average net assets      1.76%      1.76%     2.19%     2.32%        2.04%
Ratio of net investment income (loss) to average net assets        3.41%      4.06%     3.46%     2.43%        2.13%
Portfolio turnover rate                                           26.83%     50.01%    78.38%    51.35%       50.62%

                                                                                   CLASS B SHARES
                                                                 --------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                                 --------------------------------------------------
                                                                  2008       2007      2006      2005         2004
                                                                 ------     ------    ------    ------       ------
Net asset value, beginning of year                               $10.39     $10.29    $10.49    $10.55       $10.74
Income (loss) from investment operations
   Investment income--net                                          0.31       0.37      0.31      0.20         0.17
   Net realized and unrealized gain (loss) on investments          0.24       0.10     (0.20)    (0.06)        0.11
                                                                 ------     ------    ------    ------       ------
      Total from investment operations                             0.55       0.47      0.11      0.14         0.28
Less distributions
   Investment income--net                                         (0.31)     (0.37)    (0.31)    (0.20)       (0.17)
   Capital gains                                                     --         --        --     (0.00)***    (0.30)
                                                                 ------     ------    ------    ------       ------
      Total distributions                                         (0.31)     (0.37)    (0.31)    (0.20)       (0.47)
                                                                 ------     ------    ------    ------       ------
Net asset value, end of year                                     $10.63     $10.39    $10.29    $10.49       $10.55
                                                                 ======     ======    ======    ======       ======
Total return (1)                                                   5.31%      4.66%     1.10%     1.44%        2.65%
                                                                 ======     ======    ======    ======       ======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $  529     $  588    $  696    $1,009       $1,131
Ratio of expenses with reimbursement to average net assets (2)     1.23%      1.23%     1.23%     1.23%        1.23%
Ratio of expenses without reimbursement to average net assets      2.65%      2.25%     2.55%     2.34%        2.06%
Ratio of net investment income (loss) to average net assets        2.93%      3.56%     2.94%     1.92%        1.65%
Portfolio turnover rate                                           26.83%     50.01%    78.38%    51.35%       50.62%

***  Amount less than $0.01

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.73% for Class A and 1.23% for Class B until December 31, 2008.

See notes to financial statements.

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R GOVERNMENT BOND FUND

                                                                                   CLASS T SHARES
                                                                 ---------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                                 ---------------------------------------------------
                                                                   2008       2007      2006      2005         2004
                                                                 -------    -------   -------   -------      -------
Net asset value, beginning of year                               $ 10.27    $ 10.17   $ 10.36   $ 10.43      $ 10.62
Income (loss) from investment operations
   Investment income--net                                           0.36       0.41      0.35      0.25         0.22
   Net realized and unrealized gain (loss) on investments           0.24       0.10     (0.19)    (0.07)        0.11
                                                                 -------    -------   -------   -------      -------
      Total from investment operations                              0.60       0.51      0.16      0.18         0.33
Less distributions
   Investment income--net                                          (0.36)     (0.41)    (0.35)    (0.25)       (0.22)
   Capital gains                                                      --         --        --     (0.00)***    (0.30)
                                                                 -------    -------   -------   -------      -------
      Total distributions                                          (0.36)     (0.41)    (0.35)    (0.25)       (0.52)
                                                                 -------    -------   -------   -------      -------
Net asset value, end of year                                     $ 10.51    $ 10.27   $ 10.17   $ 10.36      $ 10.43
                                                                 =======    =======   =======   =======      =======
Total return (1)                                                    5.89%      5.16%     1.65%     1.84%        3.15%
                                                                 =======    =======   =======   =======      =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $29,183    $27,087   $26,194   $26,841      $27,750
Ratio of expenses with reimbursement to average net assets (2)      0.73%      0.73%     0.73%     0.73%        0.73%
Ratio of expenses without reimbursement to average net assets       0.93%      0.93%     0.99%     0.96%        0.95%
Ratio of net investment income (loss) to average net assets         3.41%      4.06%     3.47%     2.43%        2.12%
Portfolio turnover rate                                            26.83%     50.01%    78.38%    51.35%       50.62%

***  Amount less than $0.01

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.73% for Class T until December 31, 2008.

See notes to financial statements.

SM&R TAX-FREE FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

Comments from Anne M. LeMire, CPA, CFA, Portfolio Manager, SM&R Tax Free Fund

The SM&R Tax Free Fund is a well-diversified fixed income portfolio designed to produce monthly tax-free dividends to investors seeking current income, while minimizing federal tax liability. The Fund focuses primarily on issuers of very high quality rating. Our overall average credit rating is maintained at AA because we do not believe that the market adequately compensates for the risk profile of lower rated issuers.

Over the past fiscal year ending August 31, 2008, the Fund has provided a total return of 4.47% to Class T investors at net asset value. The year-to-date total return for the eight months ended August 31, 2008 was 2.01%. The Fund has an average maturity of 3.93 years and a market-weighted average coupon of 3.43%.

During the past year, we changed our internal analysis of municipal bonds to neutralize any effect of the monoline insurers on ratings, thus looking only at the value and creditworthiness of the issuer itself. While insured issues were once considered stronger due to the backing of the insurer, that no longer seems to be thought as valuable.

The Fund's duration has benefited performance as short and intermediate maturities have outperformed longer dated paper. We expect this trend to continue in the near term, as Federal Reserve action is likely to drive down short term interest rates. The performance of the Fund has been enhanced by our security selection criteria, focusing only on strong quality issuers.

The municipal bond market has not been unaffected by the current crisis in the financial markets. As investors turned to the safety of U.S. Treasuries, pushing their yields lower (4.16% on September 18 vs. 4.53% on February 28 for a 30-year Treasury), municipal bond spreads relative to U.S. Treasury yields have moved to their highest levels of the year, not seen since February. The yield advantage of municipals was over 125% of the 30-year Treasury yield versus the high reached in the February/March 2008 period of 118%. Consequently, municipal bonds have become relatively cheap in comparison to taxable fixed income counterparts.

There are a number of explanations for these dynamics in the municipal bond market. Due to the lack of credit and liquidity in the current financial environment, some institutional investors have been forced to sell to raise necessary cash. At the same time, there have not been many buyers due to the volatility and uncertainty of equity markets. Consequently, the prevalence of sellers relative to buyers has driven up municipal bond yields along with the yields of the bond market in general.

While the initial signs of the current credit crisis in mortgage and corporate markets did not seem to greatly affect the municipal market, the sentiment was short-lived. As the depth of potential for possible crisis in the mortgage market translated into property valuation concerns, thus shrinking tax revenue streams, municipal bond prices began to drop as credit spreads widened. Municipal bond prices were also hit heavily as concerns about monoline insurers began to negatively impact liquidity, particularly after S&P and Moody's cut in the ratings of large municipal insurers MBIA and Ambac Financial Group to below AAA.

We believe the municipal market is currently attractively priced, and we continue to search for value in high quality issuers and financially strong revenue streams.

THE OPINIONS OF PORTFOLIO MANAGERS ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND SM&R DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH OPINIONS. BECAUSE INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, THE OPINIONS EXPRESSED SHOULD NOT BE RELIED UPON AS AN INDICATION OF ANY FUND'S TRADING INTENT.

SM&R TAX-FREE FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION, CONTINUED

   ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R TAX FREE FUND, CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL MUNICIPAL DEBT INDEX

                                    [CHART]

          Tax Free   Lipper General Municipal Debt Index
          --------   -----------------------------------
 9/1/98      9549                  10000
8/31/99      9525                   9884
8/31/00     10112                  10415
8/31/01     11081                  11461
8/31/02     11662                  11998
8/31/03     11939                  12307
8/31/04     12560                  13148
8/31/05     12901                  13889
8/31/06     13148                  14346
8/31/07     13525                  14547
8/31/08     14129                  14830

SM&R Tax Free Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum sales charge of 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year declining to 1% in the third year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

        AVERAGE ANNUAL RETURNS

Includes maximum sales charge through 8/31/08. Inception date of these classes is 01/01/99.

            ONE     FIVE     SINCE
           YEAR     YEAR   INCEPTION
          ------   -----   ---------
Class A   -0.43%   2.44%     3.31%
Class B    0.85%   2.92%     3.32%

                             AVERAGE ANNUAL RETURNS

Includes maximum sales charge of 4.5% through 8/31/08 for Class T shares.

10 YEAR    3.52%
5 YEAR     2.48%
1 YEAR    -0.28%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                   [PIE CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

Development                  5.40%
Education                   14.58%
General Obligation          28.24%
U.S. Government             26.59%
Housing                      0.04%
Medical                      1.62%
Miscellaneous                6.22%
Pollution                    2.94%
Transportation               7.50%
Utilities                    6.87%

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R TAX FREE FUND

                                                                                                 INTEREST/
MUNICIPAL BONDS                                                                       MATURITY     STATED      FACE
RATING (a)                                                                              DATE      RATE(%)     AMOUNT      VALUE
ALABAMA--1.31%
Aa3/AA    Alabama Drinking Water Financing Authority,
          Revolving Fund Loan - Revenue Bonds, Series A                               08/15/16     4.000     $180,000   $  180,785
CALIFORNIA--0.15%
A1/A+      California State - General Obligation Bonds Unlimited                      06/01/11     5.250       20,000       20,131
FLORIDA--6.06%
A3/NR     Miami - Dade County, Florida Expressway Authority
          Toll System - Revenue Bonds, Prerefunded to 07/01/2010 (b)                  07/01/29     6.375      400,000      433,156
Aa3/AA    Miami - Dade County, Florida Solid Waste System - Revenue Bonds             10/01/18     4.750      400,000      403,332
                                                                                                                        ----------
                                                                                                                           836,488
HAWAII--1.98%
Aa2/AA    Honolulu, Hawaii City & County - General Obligation Bonds Unlimited         07/01/13     5.000      250,000      272,825
ILLINOIS--4.46%
Aa3/AA    Chicago, Illinois Park District - General Obligation Bonds Unlimited,
          Series C                                                                    01/01/16     4.850      230,000      231,509
A1/NR     Rockford, Illinois - General Obligation Bonds Unlimited                     12/15/18     4.500      180,000      180,623
Aa3/AA    State of Illinois - General Obligation Bonds Unlimited                      03/01/19     5.000      200,000      204,034
                                                                                                                        ----------
                                                                                                                           616,166
INDIANA--4.26%
WR/AA+    Aurora, Indiana Building Corp. - Revenue Bonds                              07/15/13     4.500      405,000      431,135
A2/AA     South Bend, Indiana Building Corp. - Revenue Bonds                          02/01/13     4.500      150,000      156,724
                                                                                                                        ----------
                                                                                                                           587,859
LOUISIANA--3.47%
WR/NR     Monroe, Louisiana Sales and Use Tax - Revenue Bonds                         07/01/16     4.000      200,000      195,382
A2/AA     New Orleans, Louisiana Sewer Service - Revenue Bonds                        06/01/18     5.000      300,000      283,329
                                                                                                                        ----------
                                                                                                                           478,711
MISSISSIPPI--3.86%
Aa1/AA    Greenville Mississippi Public School District - General
          Obligation Bonds Unlimited                                                  12/15/11     3.250      205,000      208,247
Aaa/AAA   Mississippi Development Bank Special Obligation Clinton
          Recreational Facilities & Municipal Building - Revenue Bonds                11/01/10     4.500      310,000      324,313
                                                                                                                        ----------
                                                                                                                           532,560
NEW YORK--7.64%
Aa3/AA    New York City, New York - General Obligation Bonds Unlimited, Series J      08/01/18     5.000      200,000      202,148
Aa1/AAA   New York City, New York - Transitional Financial Authority Revenue Bonds,
          Unrefunded, Series C                                                        05/01/19     5.000      250,000      258,078
Aa3/AA    New York State Tollway Authority Highway & Bridge - Revenue Bonds,
          Series B                                                                    04/01/10     3.850      200,000      205,692
Aa2/AAA   Triborough Bridge & Tunnel Authority, New York - Revenue Bonds,
          General Purpose, Prerefunded, Series B to 01/01/2022 (b)                    01/01/27     5.200      350,000      389,235
                                                                                                                        ----------
                                                                                                                         1,055,153
NORTH CAROLINA--1.52%
Aaa/AAA   North Carolina State - General Obligation Bonds Unlimited                   03/01/15     4.000      200,000      210,254
OHIO--2.37%
Aa2/AA    Ohio State Department of Administrative Services - Certificate
          Participation                                                               09/01/15     5.250      300,000      327,681
TEXAS--30.30%
WR/A+     Aransas County, Texas Correctional Facility Improvements - General
          Obligation Bonds Limited                                                    02/15/13     3.875      250,000      255,352
Aa3/AA    Austin, Texas Community College District - Revenue Bonds                    02/01/10     4.000      100,000      102,237
Aaa/AAA   Austin, Texas Independent School District - General Obligation Bonds
          Unlimited, Series A                                                         08/01/12     3.750      150,000      155,923
Aaa/AAA   College Station, Texas Utility Systems - Revenue Bonds                      02/01/13     4.125      200,000      207,592
Aaa/AAA   College Station, Texas Utility Systems - Revenue Bonds                      02/01/14     4.250       65,000       67,243
Aaa/AAA   Dallas, Texas Independent School District - General Obligation Bonds
          Unlimited                                                                   02/15/09     4.200      100,000      101,194
Aa3/AA    El Paso, Texas Public Improvement - General Obligation Bonds Limited        08/15/17     4.000      270,000      272,965
Aa2/AA+   Flower Mound, Texas Refunding and Improvement - General Obligation
          Bonds Limited, Unrefunded                                                   03/01/17     5.500       10,000       10,023

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R TAX FREE FUND, CONTINUED

                                                                                                 INTEREST/
MUNICIPAL BONDS                                                                       MATURITY     STATED       FACE
RATING (a)                                                                              DATE      RATE(%)      AMOUNT        VALUE
Aa2/NR    Galveston County, Texas Public Improvements - General Obligation
          Bonds Unlimited                                                             02/01/10     4.300     $   25,000   $   25,660
Aa2/NR    Galveston County, Texas Public Improvements - General Obligation
          Bonds Limited                                                               02/01/11     4.375        125,000      130,530
A1/AA     Jefferson County, Texas - Public Improvement Certificates of
          Obligation, Series B                                                        08/01/16     4.125        255,000      258,968
Aa3/AA    League City, Texas Public Improvements - General Obligation
          Bonds Limited                                                               02/15/13     4.750        100,000      104,858
Aa2/AA    Lubbock County, Texas - General Obligation Bonds Limited                    02/15/17     5.500        250,000      278,175
Aa3/AA+   Lubbock, Texas Municipal Drainage Utility - General Obligation
          Bonds Limited                                                               02/15/14     4.000        250,000      256,747
Aaa/AAA   Mission, Texas Consolidated Independent School District - General
          Obligation Bonds Unlimited                                                  02/15/18     4.500        200,000      200,094
Aa3/AA    Montgomery County, Texas Public Improvements - General Obligation
          Bonds Limited                                                               03/01/12     4.000        250,000      257,712
Aaa/AAA   Rockwell, Texas Waterworks & Sewer - General Obligation Bonds Limited       08/01/11     3.700        115,000      118,490
Aaa/AAA   Round Rock, Texas Independent School District Refunding and
          Improvement - General Obligation Bonds Unlimited,
          Prerefunded to 08/01/2009 (b)                                               08/01/11     4.400        100,000      102,393
Aaa/AAA   Round Rock, Texas Independent School District Refunding and
          Improvement - General Obligation Bonds Unlimited, Unrefunded                08/01/11     4.400        150,000      152,349
A2/AA     San Antonio, Texas River Authority Sewer Refunding and Improvement -
          Martinez Salatrillo, Revenue Bonds                                          07/01/12     3.750        100,000      102,496
Aaa/NR    Tarrant County Health Facilities Development Corp. - Health System
          Revenue Bonds, (Harris Methodist Health System), Series 1994 (c)            09/01/14     6.000        200,000      222,162
Aa1/AA+   Texas A&M University Revenue and Financing System - Revenue
          Refunding Bonds, Series A                                                   05/15/17     5.000        250,000      267,455
Aaa/AAA   University of Texas Permanent University Fund - Revenue Bonds,
          Prerefunded, Series A To 07/01/2011 (b)                                     07/01/13     6.250         45,000       49,778
Aaa/AAA   University of Texas Permanent University Fund - Revenue Bonds,
          Prerefunded, Series A To 01/01/2013 (b)                                     07/01/13     6.250         55,000       61,453
Aaa/AAA   University of Texas Permanent University Fund - Revenue Bonds,
          Prerefunded, Series A To 01/01/2013 (b)                                     07/01/13     6.250         55,000       62,748
Aa3/AA-   Waco, Texas - General Obligation Bonds Limited                              02/01/16     4.000        250,000      252,825
NR/AAA    Wylie, Texas Independent School District - General Obligation
          Bonds Unlimited                                                             08/15/12     4.375        100,000     104,511
                                                                                                                          ----------
                                                                                                                           4,181,933
UTAH--0.04%
Aa2/AA    Utah State Housing Financial Agency - Single Family Revenue Bonds (d)       07/01/21     6.000          5,000        5,138

WASHINGTON--5.00%
Aa3/AA    Seattle, Washington Municipal Light & Power - Revenue Bonds, Series B       06/01/24     5.000        100,000      100,579
Aa1/AA+   State of Washington - General Obligation Bonds Unlimited, Series B          05/01/18     5.500        300,000      329,502
Aa2/NR    Tumwater, Washington Office Building - Revenue Bonds                        07/01/15     5.250        240,000      259,625
                                                                                                                          ----------
                                                                                                                             689,706
                                                                                                                          ----------
             TOTAL MUNICIPAL BONDS--72.42%
             (Cost $9,677,850)                                                                                             9,995,390
                                                                                                                          ----------
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS
U S GOVERNMENT AGENCY SECURITIES--26.42%
          Federal Home Loan Bank                                                      09/02/08     2.250        850,000      849,840
          Federal Home Loan Bank                                                      09/05/08     2.180        675,000      674,755
          Federal Home Loan Bank                                                      09/12/08     2.170        375,000      374,706
          Federal Home Loan Bank                                                      09/19/08     2.230        600,000      599,256
          Federal Home Loan Bank                                                      09/26/08     2.260      1,150,000    1,148,050
                                                                                                                          ----------
                                                                                                                           3,646,607
                                                                                                                          ----------
             TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--26.42%
             (Cost $3,646,607)                                                                                             3,646,607
                                                                                                                          ----------

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R TAX FREE FUND, CONTINUED

MUNICIPAL BONDS
RATING (a)                                                                                                      SHARES      VALUE
MONEY MARKET FUND
          SM&R Money Market Fund, 1.61% (e)                                                                     71,954   $    71,954
                                                                                                                         -----------
             TOTAL MONEY MARKET FUND--0.52%
             (Cost $71,954)                                                                                                   71,954
                                                                                                                         -----------
             TOTAL INVESTMENTS--99.36%
             (Cost $13,396,411)                                                                                           13,713,951
             CASH AND OTHER ASSETS, LESS LIABILITIES--0.64%                                                                   87,983
                                                                                                                         -----------
             TOTAL NET ASSETS--100.00%                                                                                   $13,801,934
                                                                                                                         ===========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Moody's Investor's Service, Inc. ("Moody's") and Standard & Poor's Corp. ("S&P"). Ratings are unaudited.

(b) Collateral for these prerefunded bonds are U.S. Government or U.S. Treasury or state or local government securities.

(c) Issuer has defeased these bonds. Collateral for such defeasance is U.S. Government obligations.

(d)  Security subject to the alternative minimum tax.

(e) The rate quoted is the annualized seven-day yield of the fund at August 31, 2008. A complete listing of the fund's holdings are included in these financial statements. This fund and the SM&R Government Bond Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2008
--------------------------------------------------------------------------------
SM&R TAX FREE FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $13,324,457)   $ 13,641,997
Investment in affiliated money market fund (Cost $71,954)                   71,954
                                                                      ------------
   Total investments (Cost $13,396,411)                                 13,713,951
Prepaid expenses                                                            20,243
Receivable for:
   Capital stock sold                                                          215
   Interest                                                                 93,606
   Expense reimbursement                                                     5,873
Other assets                                                                 3,211
                                                                      ------------
      TOTAL ASSETS                                                      13,837,099
                                                                      ------------

LIABILITIES
Distribution payable                                                           746
Payable to investment adviser for fund expenses                             21,208
Accrued:
   Investment advisory fees                                                  5,449
   Administrative service fees                                               2,724
   Distribution fees                                                           388
Other liabilities                                                            4,650
                                                                      ------------
      TOTAL LIABILITIES                                                     35,165
                                                                      ------------
      NET ASSETS                                                      $ 13,801,934
                                                                      ============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                              13,479,757
Accumulated net investment loss                                               (817)
Accumulated net realized gain on investments                                 5,454
Net unrealized appreciation of investments                                 317,540
                                                                      ------------
      NET ASSETS                                                      $ 13,801,934
                                                                      ============
NET ASSETS:
Class A                                                                    295,893
----------------------------------------------------------------------------------
Class B                                                                    102,960
----------------------------------------------------------------------------------
Class T                                                                 13,403,081
----------------------------------------------------------------------------------
         TOTAL NET ASSETS                                             $ 13,801,934
                                                                      ============

CAPITAL STOCK ($.01 PAR VALUE PER SHARE):
Class A:
   Authorized                                                          100,000,101
   Outstanding                                                              28,218
----------------------------------------------------------------------------------
Class B:
   Authorized                                                          100,000,000
   Outstanding                                                               9,807
----------------------------------------------------------------------------------
Class T:
   Authorized                                                           21,000,000
   Outstanding                                                           1,287,032
----------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share                     $      10.49
   Offering price per share:
      (Net assets value of $10.49 / 95.25%)                           $      11.01
----------------------------------------------------------------------------------
Class B:
   Net asset value and offering price per share                       $      10.50
----------------------------------------------------------------------------------
Class T:
   Net asset value and redemption price per share                     $      10.41
   Offering price per share:
      (Net assets value of $10.41 / 95.5%)                            $      10.90
----------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2008
--------------------------------------------------------------------------------
SM&R TAX FREE FUND

INVESTMENT INCOME
Interest                                                              $547,850
Interest from affiliated money market fund                               1,110
                                                                      --------
      TOTAL INVESTMENT INCOME                                          548,960
                                                                      --------

EXPENSES
Investment advisory fees                                                66,824
Administrative service fees                                             33,412
Professional fees                                                        6,229
Custody and transaction fees                                             6,687
Directors' fees and expenses                                             8,522
Compliance expenses                                                      1,257
Qualification fees
   Class A                                                               4,551
   Class B                                                               3,209
   Class T                                                              16,350
Shareholder reporting expenses
   Class A                                                                 421
   Class B                                                                 397
   Class T                                                               1,094
Distribution fees
   Class A                                                                 705
   Class B                                                                 997
Insurance expenses                                                       4,694
                                                                      --------
      TOTAL EXPENSES                                                   155,349
      LESS EXPENSES REIMBURSED                                         (53,318)
                                                                      --------
      NET EXPENSES                                                     102,031
                                                                      --------
INVESTMENT INCOME--NET                                                 446,929
                                                                      --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                      18,077
  Change in unrealized appreciation of investments                     126,189
                                                                      --------
NET GAIN ON INVESTMENTS                                                144,266
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $591,195
                                                                      ========

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R TAX FREE FUND

                                                                          YEAR ENDED AUGUST 31,
                                                                        -------------------------
                                                                            2008          2007
                                                                        -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                                $   446,929   $   507,900
  Net realized gain on investments                                           18,077           148
  Change in unrealized appreciation of investments                          126,189      (128,539)
                                                                        -----------   -----------
  Net increase in net assets resulting from operations                      591,195       379,509
                                                                        -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
     Class A                                                                 (9,444)      (12,418)
     Class B                                                                 (3,853)      (10,002)
     Class T                                                               (434,491)     (485,509)
  Capital gains
     Class A                                                                   (254)          (76)
     Class B                                                                   (147)         (103)
     Class T                                                                (12,370)       (2,944)
                                                                        -----------   -----------
  Total distributions to shareholders                                      (460,559)     (511,052)
                                                                        -----------   -----------
CAPITAL SHARE TRANSACTIONS--NET
  Class A                                                                    16,349       (51,604)
  Class B                                                                   (67,580)     (278,609)
  Class T                                                                   423,676       159,399
                                                                        -----------   -----------
  Total capital share transactions--net                                     372,445      (170,814)
                                                                        -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     503,081      (302,357)
NET ASSETS
  Beginning of year                                                      13,298,853    13,601,210
                                                                        -----------   -----------
  End of year                                                           $13,801,934   $13,298,853
                                                                        ===========   ===========
Undistributed Net Investment Income (Accumulated Net Investment Loss)   $      (817)  $        42
                                                                        ===========   ===========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R TAX FREE FUND

                                                                                       CLASS A SHARES
                                                                 ----------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,
                                                                 ----------------------------------------------------------
                                                                   2008       2007       2006          2005          2004
                                                                 --------   --------   --------      --------      --------
Net asset value, beginning of year                               $  10.38   $  10.50   $  10.70      $  10.81      $  10.71
Income (loss) from investment operations
   Investment income--net                                            0.35       0.40       0.41          0.40          0.42
   Net realized and unrealized gain (loss) on investments            0.12      (0.12)     (0.20)        (0.11)         0.12
                                                                 --------   --------   --------      --------      --------
      Total from investment operations                               0.47       0.28       0.21          0.29          0.54
Less distributions
   Investment income--net                                           (0.35)     (0.40)     (0.41)        (0.40)        (0.42)
   Capital gains                                                    (0.01)        --      (0.00)***     (0.00)***     (0.02)
                                                                 --------   --------   --------      --------      --------
      Total distributions                                           (0.36)     (0.40)     (0.41)        (0.40)        (0.44)
                                                                 --------   --------   --------      --------      --------
Net asset value, end of year                                     $  10.49   $  10.38   $  10.50      $  10.70      $  10.81
                                                                 ========   ========   ========      ========      ========
Total return (1)                                                     4.56%      2.74%      2.05%         2.72%         5.12%
                                                                 ========   ========   ========      ========      ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                                          $295,893   $277,034   $331,989      $519,889      $542,502
Ratio of expenses with reimbursement to average net assets (2)       0.75%      0.75%      0.75%         0.75%         0.75%
Ratio of expenses without reimbursement to average net assets        2.93%      2.63%      3.14%         2.73%         1.26%
Ratio of net investment income (loss) to average net assets          3.30%      3.78%      3.80%         3.68%         3.84%
Portfolio turnover rate                                              0.00%      0.00%      2.05%         7.50%         1.15%

                                                                                       CLASS B SHARES
                                                                 ----------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
                                                                 ----------------------------------------------------------
                                                                   2008       2007       2006          2005          2004
                                                                 --------   --------   --------      --------      --------
Net asset value, beginning of year                               $  10.40   $  10.50   $  10.70      $  10.81      $  10.71
Income (loss) from investment operations
   Investment income--net                                            0.30       0.35       0.35          0.34          0.36
   Net realized and unrealized gain (loss) on investments            0.11      (0.10)     (0.20)        (0.11)         0.12
                                                                 --------   --------   --------      --------      --------
      Total from investment operations                               0.41       0.25       0.15          0.23          0.48
Less distributions
   Investment income--net                                           (0.30)     (0.35)     (0.35)        (0.34)        (0.36)
   Capital gains                                                    (0.01)        --      (0.00)***     (0.00)***     (0.02)
                                                                 --------   --------   --------      --------      --------
      Total distributions                                           (0.31)     (0.35)     (0.35)        (0.34)        (0.38)
                                                                 --------   --------   --------      --------      --------
Net asset value, end of year                                     $  10.50   $  10.40   $  10.50      $  10.70      $  10.81
                                                                 ========   ========   ========      ========      ========

Total return (1)                                                    3.95%       2.47%      1.43%        2.20%          4.59%
                                                                 ========   ========   ========      ========      ========
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year                                          $102,960   $168,933   $449,767      $538,594      $536,101
Ratio of expenses with reimbursement to average net assets (2)       1.25%      1.25%      1.25%         1.25%         1.25%
Ratio of expenses without reimbursement to average net assets        4.36%      2.69%      2.77%         2.85%         1.78%
Ratio of net investment income (loss) to average net assets          2.86%      3.28%      3.29%         3.18%         3.34%
Portfolio turnover rate                                              0.00%      0.00%      2.05%         7.50%         1.15%

***  Amount less than $0.01

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.75% for Class A and 1.25% for Class B until December 31, 2008.

See notes to financial statements.

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R TAX FREE FUND

                                                                                        CLASS T SHARES
                                                                 ----------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
                                                                 ----------------------------------------------------------
                                                                   2008       2007        2006          2005          2004
                                                                 -------    -------     -------       -------       -------
Net asset value, beginning of year                               $ 10.31    $ 10.41     $ 10.61       $ 10.72       $ 10.61
Income (loss) from investment operations
   Investment income--net                                           0.34       0.39        0.39          0.39          0.41
   Net realized and unrealized gain (loss) on investments           0.11      (0.10)      (0.20)        (0.11)         0.13
                                                                 -------    -------     -------       -------       -------
      Total from investment operations                              0.45       0.29        0.19          0.28          0.54
Less distributions
   Investment income--net                                          (0.34)     (0.39)      (0.39)        (0.39)        (0.41)
   Capital gains                                                   (0.01)        --       (0.00)***     (0.00)***     (0.02)
                                                                 -------    -------     -------       -------       -------
      Total distributions                                          (0.35)     (0.39)      (0.39)        (0.39)        (0.43)
                                                                 -------    -------     -------       -------       -------
Net asset value, end of year                                     $ 10.41    $ 10.31     $ 10.41       $ 10.61       $ 10.72
                                                                 =======    =======     =======       =======       =======
Total return (1)                                                    4.47%      2.87%       1.91%         2.72%         5.20%
                                                                 =======    =======     =======       =======       =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $13,403    $12,853     $12,819       $13,001       $13,154
Ratio of expenses with reimbursement to average net assets (2)      0.75%      0.75%       0.75%         0.75%         0.75%
Ratio of expenses without reimbursement to average net assets       1.07%      1.05%       1.18%         1.05%         1.04%
Ratio of net investment income (loss) to average net assets         3.30%      3.77%       3.79%         3.68%         3.83%
Portfolio turnover rate                                             0.00%      0.00%       2.05%         7.50%         1.15%

***  Amount less than $0.01

(1)  Does not include the effect of sales charge

(2) SM&R has voluntarily agreed to waive or reduce expenses to 0.75% for Class T until December 31, 2008.

See notes to financial statements.

SM&R PRIMARY FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION

Comments from Anne M. LeMire, CPA, CFA, Portfolio Manager, SM&R Primary Fund

The SM&R Primary Fund is focused on providing competitive levels of current income to the conservative investor through investments in short-term government and corporate securities.

Over the past fiscal year ending August 31, 2008, the Fund has provided a total return of 3.30% at net asset value. The year-to-date total return for the eight months ended August 31, 2008 was 1.74%.

Fund performance benefited from its higher weighting in U.S. Treasuries over Agency and Corporate Debt.

As we discussed in last year's Manager Discussion, low interest rates and loose mortgage underwriting standards are at the root of the financial crisis of today's securities markets. Creative mortgage financing designed to entice homebuyers resulted in sub-prime mortgages with adjustable rates, little or no down payments, and inadequate documentation of income levels and other measures of credit-worthiness. These sub-prime loans were "packaged" or securitized by Wall Street firms into CDO's (collateralized debt obligations) and other mortgage-backed securities and sold to investors. The credit rating companies blessed these securities with some of their highest ratings. The assessment and modeling of the risks involved did not reflect the true level of risk as there was not enough historical performance on these often exotic types of structured financing for mortgages.

In essence, our economy thrived for a period on a mortgage bubble, which has subsequently popped. As home prices began to fall, suddenly there was more debt than collateral. Cracks began to surface in the quality of the loans that had been made, and the valuations of the many financial instruments that had been built on these loans plummeted. Consequently, we find ourselves in what is likely the worst financial crisis in this country since The Great Depression.

With equity markets extraordinarily volatile and credit markets essentially frozen, we have experienced an extreme flight to quality into U.S. Treasury securities, driving prices up and yields down. The passage of the Troubled Asset Relief Program by Congress, as part of the recent financial bailout legislation, is designed with a goal to relieve the market of some of these toxic loans and build a path to liquidity. However, it is too early in the process to know if the effort will be enough to bring any relief to a battered and nervous economy.

At the time of the largest bank failure in history (Washington Mutual), we believe an even larger loss to our economy is the confidence of the investor. While these economic times are unprecedented for most of us, it is important to maintain a rational approach to investing for the long term, just as we do in more prosperous times. The Primary Fund provides a conservative approach to investing in the highest quality assets available during the most turbulent times.

THE OPINIONS OF PORTFOLIO MANAGERS ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND SM&R DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH OPINIONS. BECAUSE INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, THE OPINIONS EXPRESSED SHOULD NOT BE RELIED UPON AS AN INDICATION OF ANY FUND'S TRADING INTENT.

SM&R PRIMARY FUND
--------------------------------------------------------------------------------
MANAGER DISCUSSION, CONTINUED

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R PRIMARY FUND,
      AT OFFERING PRICE, AND THE LIPPER SHORT INVESTMENT GRADE FUND INDEX

                                    [CHART]

          Primary   Lipper Short Inv. Grade Fund Index
          -------   ----------------------------------
9/1/98     10000                  10000
8/31/99    10475                  10334
8/31/00    10965                  10911
8/31/01    11652                  11947
8/31/02    11807                  12388
8/31/03    11967                  12771
8/31/04    12066                  13097
8/31/05    12427                  13329
8/31/06    12766                  13738
8/31/07    13490                  14346
8/31/08    13935                  14578

SM&R Primary Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Primary Fund does not have a sales charge. Average annual returns include reinvestment of all dividends and capital gains.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

                             AVERAGE ANNUAL RETURNS

Inception date of this fund is 3/16/92

10 YEAR   3.37%
5 YEAR    3.09%
1 YEAR    3.30%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                     SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

                                   [PIE CHART]

Consumer Discretionary   12.30%
Consumer Staples         22.70%
Energy                   14.21%
Financials               17.32%
Industrials               0.02%
Information Technology    4.20%
Materials                 4.59%
Utilities                20.19%
U S Government            4.47%

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R PRIMARY FUND


COMMON STOCKS
                                                                               SHARES        VALUE

INDUSTRIALS--

BUILDING PRODUCTS--0.02%
Armstrong World Industries, Inc.                                                    110   $     4,104
                                                                                          -----------
   TOTAL INDUSTRIALS--0.02%                                                                     4,104
                                                                                          -----------
   TOTAL COMMON STOCK--0.02%
      (Cost $0.03)                                                                              4,104
                                                                                          -----------

                                                                 INTEREST/
COMMERCIAL PAPER                                      MATURITY     STATED       FACE
                                                        DATE      RATE(%)      AMOUNT
CONSUMER DISCRETIONARY--

HOTELS, RESTAURANTS & LEISURE--4.20%
Marriott International Inc.                           09/02/08     2.950     $1,034,000     1,033,745

HOUSEHOLD DURABLES--4.06%
Fortune Brands, Inc.                                  09/09/08     2.850      1,000,000       999,207

MEDIA--4.06%
Donelley & Sons                                       09/05/08     2.750      1,000,000       999,541
                                                                                          -----------
   TOTAL CONSUMER DISCRETIONARY--12.32%                                                     3,032,493
                                                                                          -----------
CONSUMER STAPLES--

BEVERAGES--4.05%
Starbucks Corp.                                       09/25/08     2.850      1,000,000       997,941

FOOD PRODUCTS--13.92%
General Mills, Inc.                                   09/19/08     2.750      1,225,000     1,223,127
H.J. Heinz Co.                                        09/23/08     2.800      1,038,000     1,036,061
Kellogg Co.                                           10/14/08     2.800      1,173,000     1,168,894
                                                                                          -----------
                                                                                            3,428,082

HOUSEHOLD PRODUCTS--4.75%
Clorox Company (The)                                  09/16/08     2.800      1,171,000     1,169,450
                                                                                          -----------
   TOTAL CONSUMER STAPLES--22.72%                                                           5,595,473
                                                                                          -----------

ENERGY--

OIL, GAS & CONSUMABLE FUELS--8.47%
ONEOK, Inc.                                           09/11/08     2.900      1,073,000     1,071,961
Sempra Energy                                         10/01/08     2.980      1,015,000     1,012,311
                                                                                          -----------
                                                                                            2,084,272

ENERGY EQUIPMENT & SERVICES--5.76%
FMC Technologies, Inc.                                09/08/08     2.800        276,000       275,806
Progress Energy, Inc.                                 09/22/08     2.850      1,145,000     1,142,913
                                                                                          -----------
                                                                                            1,418,719
                                                                                          -----------
   TOTAL ENERGY--14.23%                                                                     3,502,991
                                                                                          -----------
FINANCIALS--

DIVERSIFIED FINANCIAL SERVICES--4.38%
Textron Financial Corp.                               09/24/08     2.860      1,080,000     1,077,854

INSURANCE--12.95%
Aetna Inc.                                            09/12/08     2.850      1,147,000     1,145,818
CIGNA Corp.                                           09/18/08     2.850      1,065,000     1,063,397
WellPoint Inc.                                        09/03/08     2.850        981,000       980,689
                                                                                          -----------
                                                                                            3,189,904
                                                                                          -----------
   TOTAL FINANCIALS--17.33%                                                                 4,267,758
                                                                                          -----------

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R PRIMARY FUND, CONTINUED

                                                                 INTEREST/
COMMERCIAL PAPER                                      MATURITY     STATED       FACE
                                                        DATE      RATE(%)      AMOUNT       VALUE

INFORMATION TECHNOLOGY--

IT SERVICES--4.21%
Computer Sciences Corp.                               09/17/08     2.850     $1,037,000   $ 1,035,520
                                                                                          -----------
   TOTAL INFORMATION TECHNOLOGY--4.21%                                                      1,035,520
                                                                                          -----------

MATERIALS--

PAPER & FOREST PRODUCTS--4.59%
Avery Dennison Corp.                                  09/26/08     2.800      1,133,000     1,130,620
                                                                                          -----------
   TOTAL MATERIALS--4.59%                                                                   1,130,620
                                                                                          -----------

UTILITIES--

GAS UTILITIES--4.16%
Michigan Consolidated Gas Co.                         09/15/08     2.870      1,026,000     1,024,689

ELECTRIC UTILITIES--16.04%
Dominion Resources, Inc. / VA                         09/10/08     2.850      1,062,000     1,061,074
Idaho Power Co.                                       09/24/08     2.800      1,047,000     1,044,964
Virginia Electric & Power Co.                         09/08/08     2.850        830,000       829,407
Wisconsin Energy Corp.                                09/04/08     2.850      1,015,000     1,014,597
                                                                                          -----------
                                                                                            3,950,042
                                                                                          -----------
   TOTAL UTILITIES--20.20%                                                                  4,974,731
                                                                                          -----------
   TOTAL COMMERCIAL PAPER--95.60%
      (Cost $23,539,586)                                                                   23,539,586
                                                                                          -----------
U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES
U S GOVERNMENT SECURITIES--4.47%
U S Treasury Bond                                     02/15/29     5.250      1,000,000     1,101,875
                                                                                          -----------
   TOTAL U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES--4.47%
      (Cost $897,142)                                                                       1,101,875
                                                                                          -----------
   TOTAL INVESTMENTS--100.09%
      (Cost $24,436,728)                                                                   24,645,565
   LIABILITIES IN EXCESS OF OTHER ASSETS--(0.09)%                                             (23,341)
                                                                                          -----------
      TOTAL NET ASSETS--100.00%                                                           $24,622,224
                                                                                          ===========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2008
--------------------------------------------------------------------------------
SM&R PRIMARY FUND

ASSETS
Investments in unaffiliated securities, at value (Cost $24,436,728)                       $  24,645,565
Cash and cash equivalents                                                                           577
Prepaid expenses                                                                                  9,519
Receivable for:
   Capital stock sold                                                                             2,996
   Interest                                                                                       2,140
Other assets                                                                                      2,782
                                                                                          -------------
   TOTAL ASSETS                                                                              24,663,579
                                                                                          -------------
LIABILITIES
Capital stock reacquired                                                                            300
Distribution payable                                                                                  3
Payable to investment adviser for fund expenses                                                  14,302
Accrued:
   Investment advisory fees                                                                       9,720
   Administrative service fees                                                                    4,860
Other liabilities                                                                                12,170
                                                                                          -------------
   TOTAL LIABILITIES                                                                             41,355
                                                                                          -------------
   NET ASSETS                                                                             $  24,622,224
                                                                                          =============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                                   24,655,552
Accumulated net realized loss on investments                                                   (242,165)
Net unrealized appreciation of investments                                                      208,837
                                                                                          -------------
   NET ASSETS                                                                             $  24,622,224
                                                                                          =============
SHARES OUTSTANDING ($.01 par value per share)                                                24,684,247
                                                                                          =============
NET ASSET VALUE                                                                           $        1.00
                                                                                          =============
SHARES AUTHORIZED                                                                         1,176,000,000
                                                                                          =============

STATEMENT OF OPERATIONS Year Ended August 31, 2008
------------------------------------------------------------------- ------------
SM&R PRIMARY FUND

INVESTMENT INCOME
Interest                                                                                  $ 1,052,041
                                                                                          -----------
   TOTAL INVESTMENT INCOME                                                                  1,052,041
                                                                                          -----------
EXPENSES
Investment advisory fees                                                                      127,278
Administrative service fees                                                                    63,639
Professional fees                                                                               9,240
Custody and transaction fees                                                                   11,299
Directors' fees and expenses                                                                    8,522
Compliance expenses                                                                             2,380
Qualification fees                                                                              8,259
Shareholder reporting expenses                                                                  1,232
Insurance expenses                                                                              9,339
Other expenses                                                                                    170
                                                                                          -----------
   TOTAL EXPENSES                                                                             241,358
   LESS EXPENSES REIMBURSED                                                                   (35,367)
                                                                                          -----------
   NET EXPENSES                                                                               205,991
                                                                                          -----------
INVESTMENT INCOME--NET                                                                        846,050
                                                                                          -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                                               418
   Change in unrealized appreciation of investments                                            49,487
                                                                                          -----------
NET GAIN ON INVESTMENTS                                                                        49,905
                                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $   895,955
                                                                                          ===========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R PRIMARY FUND

                                                            YEAR ENDED AUGUST 31,
                                                          -------------------------
                                                              2008         2007
                                                          -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
   Investment income--net                                 $   846,050   $ 1,204,633
   Net realized gain (loss) on investments                        418      (137,592)
   Change in unrealized appreciation of investments            49,487       260,017
                                                          -----------   -----------
   Net increase in net assets resulting from operations       895,955     1,327,058
                                                          -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                                    (846,050)   (1,204,633)
CAPITAL SHARE TRANSACTIONS--NET                            (2,233,333)      440,366
                                                          -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (2,183,428)      562,791
NET ASSETS
   Beginning of year                                       26,805,652    26,242,861
                                                          -----------   -----------
   End of year                                            $24,622,224   $26,805,652
                                                          ===========   ===========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R PRIMARY FUND

                                                                               YEAR ENDED AUGUST 31,
                                                                 -------------------------------------------------
                                                                   2008       2007       2006      2005      2004
                                                                 -------     -------   -------   -------   -------
Net asset value, beginning of year                               $  1.00     $  0.99   $  1.00   $  0.99   $  0.99
Income (loss) from investment operations
   Investment income--net                                           0.03        0.04      0.04      0.02      0.01
   Net realized and unrealized gain (loss) on investments           0.00***     0.01     (0.01)     0.01        --
                                                                 -------     -------   -------   -------   -------
      Total from investment operations                              0.03        0.05      0.03      0.03      0.01
Less distributions
   Investment income--net                                          (0.03)      (0.04)    (0.04)    (0.02)    (0.01)
                                                                 -------     -------   -------   -------   -------
      Total distributions                                          (0.03)      (0.04)    (0.04)    (0.02)    (0.01)
                                                                 -------     -------   -------   -------   -------
Net asset value, end of year                                     $  1.00     $  1.00   $  0.99   $  1.00   $  0.99
                                                                 =======     =======   =======   =======   =======
Total return                                                        3.30%       5.67%     2.73%     2.99%     0.83%
                                                                 =======     =======   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                          $24,622     $26,806   $26,243   $25,245   $26,197
Ratio of expenses with reimbursement to average net assets (1)      0.80%       0.80%     0.80%     0.80%     0.80%
Ratio of expenses without reimbursement to average net assets       0.93%       0.97%     0.92%     0.91%     0.91%
Ratio of net investment income (loss) to average net assets         3.28%       4.52%     3.70%     1.94%     0.83%
Portfolio turnover rate                                             0.00%      22.30%    25.75%     0.00%    70.47%

***  Amount less than $0.01

(1) SM&R has voluntarily agreed to waive or reduce expenses to 0.80% until December 31, 2008.

See notes to financial statements.

SCHEDULE OF INVESTMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R MONEY MARKET FUND

                                                            INTEREST/
                                                 MATURITY     STATED       FACE
COMMERCIAL PAPER                                   DATE      RATE(%)      AMOUNT        VALUE

CONSUMER DISCRETIONARY--
AUTOMOBILES--3.49%
Dollar Thrifty Funding                           09/05/08     2.850     $3,358,000   $ 3,356,405
                                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY--3.49%                                                 3,356,405
                                                                                     -----------
FINANCIALS--
DIVERSIFIED FINANCIAL SERVICES--4.34%
International Lease Finance Corp.                09/04/08     2.840      4,165,000     4,163,356
                                                                                     -----------
   TOTAL FINANCIALS--4.34%                                                             4,163,356
                                                                                     -----------
   TOTAL COMMERCIAL PAPER--7.83%
   (Cost $7,519,761)                                                                   7,519,761
                                                                                     -----------
U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS

U S GOVERNMENT AGENCY SECURITIES--83.55%
Federal Home Loan Bank                           09/02/08     2.120      7,843,000     7,841,613
Federal Home Loan Bank                           09/08/08     2.170      5,090,000     5,087,235
Federal Home Loan Bank                           09/12/08     2.210      9,130,000     9,122,707
Federal Home Loan Bank                           09/15/08     2.190      8,293,000     8,284,920
Federal Home Loan Bank                           09/16/08     2.220      3,489,000     3,485,341
Federal Home Loan Bank                           09/17/08     2.190      6,822,000     6,814,522
Federal Home Loan Bank                           09/19/08     2.230      5,863,000     5,855,732
Federal Home Loan Bank                           09/22/08     2.260      6,000,000     5,991,334
Federal Home Loan Bank                           09/26/08     2.300      5,241,000     5,231,957
Federal Home Loan Bank                           10/01/08     2.320      7,322,000     7,306,893
Federal Mortgage Discount Note                   09/29/08     2.260      5,780,000     5,769,114
Federal National Mortage Association             09/30/08     2.240      9,467,000     9,448,727
                                                                                     -----------
                                                                                      80,240,095
                                                                                     -----------
   TOTAL U S GOVERNMENT AGENCY SHORT-TERM OBLIGATIONS--83.55%
   (Cost $80,240,095)                                                                 80,240,095
                                                                                     -----------
   TOTAL INVESTMENTS--91.38%
   (Cost $87,759,856)                                                                 87,759,856
   CASH AND OTHER ASSETS, LESS LIABILITIES--8.62%                                      8,280,089
                                                                                     -----------
   TOTAL NET ASSETS--100.00%                                                         $96,039,945
                                                                                     ===========

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES August 31, 2008
--------------------------------------------------------------------------------
SM&R MONEY MARKET FUND

ASSETS
Investments in unaffiliated securities, at cost and value   $   87,759,856
Cash and cash equivalents                                        8,375,220
Prepaid expenses                                                    32,908
Receivable for:
   Capital stock sold                                               28,487
   Expense reimbursement                                             5,435
                                                            --------------
      TOTAL ASSETS                                              96,201,906
                                                            --------------
LIABILITIES
Capital stock reacquired                                            46,803
Payable to investment adviser for fund expenses                     41,516
Accrued:
   Investment advisory fees                                         19,018
   Administrative service fees                                      19,018
Other liabilities                                                   35,606
                                                            --------------
      TOTAL LIABILITIES                                            161,961
                                                            --------------
      NET ASSETS                                            $   96,039,945
                                                            ==============
NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                      96,039,945
                                                            --------------
      NET ASSETS                                            $   96,039,945
                                                            ==============
SHARES OUTSTANDING ($.01 par value per share)                   96,039,945
                                                            ==============
NET ASSET VALUE                                             $         1.00
                                                            ==============
SHARES AUTHORIZED                                            3,000,000,000
                                                            ==============

STATEMENT OF OPERATIONS Year Ended August 31, 2008
--------------------------------------------------------------------------------
SM&R MONEY MARKET FUND

INVESTMENT INCOME
Interest                                                    $3,420,644
                                                            ----------
   TOTAL INVESTMENT INCOME                                   3,420,644
                                                            ----------
EXPENSES
Investment advisory fees                                       255,835
Administrative service fees                                    252,354
Professional fees                                               25,574
Custody and transaction fees                                    19,207
Directors' fees and expenses                                     8,526
Compliance expenses                                              8,834
Qualification fees                                              21,282
Shareholder reporting expenses                                   3,575
Insurance expenses                                              26,955
Other expenses                                                   1,030
                                                            ----------
   TOTAL EXPENSES                                              623,172
   LESS EXPENSES REIMBURSED                                  (108,967)
                                                            ----------
   NET EXPENSES                                                514,205
                                                            ----------
   INVESTMENT INCOME--NET                                   $2,906,439
                                                            ==========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R MONEY MARKET FUND

                                             YEAR ENDED AUGUST 31,
                                         ---------------------------
                                             2008           2007
                                         ------------   ------------
DECREASE IN NET ASSETS FROM OPERATIONS
   Investment income--net                $  2,906,439   $  4,718,729
                                         ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Investment income--net                  (2,906,439)    (4,718,729)
CAPITAL SHARE TRANSACTIONS--NET            (5,545,125)    12,815,570
                                         ------------   ------------
TOTAL DECREASE IN NET ASSETS               (5,545,125)    12,815,570
NET ASSETS
   Beginning of year                      101,585,070     88,769,500
                                         ------------   ------------
   End of year                           $ 96,039,945   $101,585,070
                                         ============   ============
Undistributed Net Investment Income      $         --   $         --
                                         ============   ============

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the years indicated.

SM&R MONEY MARKET FUND

                                                                               YEAR ENDED AUGUST 31,
                                                                ------------------------------------------------
                                                                  2008      2007       2006      2005      2004
                                                                -------   --------   -------   -------   -------
Net asset value, beginning of year                              $  1.00   $   1.00   $  1.00   $  1.00   $  1.00
Income from investment operations
   Investment income--net                                          0.03       0.05      0.04      0.02      0.01
                                                                -------   --------   -------    ------   -------
      Total from investment operations                             0.03       0.05      0.04      0.02      0.01
Less distributions
   Investment income--net                                         (0.03)     (0.05)    (0.04)    (0.02)    (0.01)
                                                                -------   --------   -------   -------   -------
      Total distributions                                         (0.03)     (0.05)    (0.04)    (0.02)    (0.01)
                                                                -------   --------   -------   -------   -------
Net asset value, end of year                                    $  1.00   $   1.00   $  1.00   $  1.00   $  1.00
                                                                =======   ========   =======   =======   =======
Total return                                                       2.79%      4.84%     4.04%     2.03%     0.58%
                                                                =======   ========   =======   =======   =======
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                         $96,040   $101,585   $88,769   $76,890   $95,202
Ratio of expenses with reimbursement to average net assets         0.50%      0.50%     0.50%     0.50%     0.50%
Ratio of expenses without reimbursement to average net assets      0.60%      0.63%     0.73%     0.59%     0.60%
Ratio of net investment income (loss) to average net assets        2.82%      4.74%     4.01%     1.98%     0.58%

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS August 31, 2008
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

SM&R Investments, Inc. (the "Company"), is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Company is comprised of the SM&R Growth Fund ("Growth Fund"), SM&R Equity Income Fund ("Equity Income Fund"), SM&R Balanced Fund ("Balanced Fund"), SM&R Government Bond Fund ("Government Bond Fund"), SM&R Tax Free Fund ("Tax Free Fund"), SM&R Primary Fund ("Primary Fund") and SM&R Money Market Fund ("Money Market Fund"). The Government Bond Fund, Tax Free Fund, Primary Fund and Money Market Fund are collectively referred to as the "Fixed Income Funds", while the Growth Fund, Equity Income Fund and Balanced Fund are referred to as the "Equity Funds".

The Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund and Tax Free Fund have adopted a Multiple Class Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each has three single classes of shares. Class T shares are subject to an initial sales charge. The Class A shares are subject to an initial sales charge and a distribution and shareholder servicing plan ("12b-1 Plan"). The Class B shares are subject to a contingent deferred sales charge and a 12b-1 Plan.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper and short-term obligations are stated at amortized cost, which is equivalent to value. Investments in the affiliated money market fund are valued at the net asset value per share.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

The Company records security transactions based on trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Company's understanding of the applicable country's tax rules and rates.

On a daily basis, income, unrealized and realized gains and losses, and expenses which are not class specific are allocated to each class based on their respective net assets. Class specific expenses, such as distribution expenses, are applied to the class to which they are attributed.

FEDERAL INCOME TAXES:

For federal income tax purposes, each series is treated as a separate entity. The Company intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

  TAX YEAR ENDING                           EXPIRATION
  AUGUST 31, 2008      LOSS CARRYFORWARDS      DATES
--------------------   ------------------   ----------
Government Bond Fund        $169,454           2014
                            $282,342           2015
Primary Fund                $104,548           2010
                            $137,592           2015
                            $     25           2016

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

As of August 31, 2006, the Government Bond Fund had $257,242 of post-October losses which were deferred until September 1, 2006 for tax purposes. The fund generated net capital losses during the year ended August 31, 2007, which deferred the post-October losses to September 1, 2007. For the year ended August 31, 2008, the fund did not have gains sufficient to utilize the post-October losses, therefore the post-October losses were deferred to September 1, 2008. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

As of August 31, 2007, the Primary Fund had $139,411 of post-October losses which were deferred until September 1, 2007 for tax purposes. For the year ended August 31, 2008, the fund did not have gains sufficient to utilize the post-October losses, therefore the post-October losses were deferred to September 1, 2008. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value plus a sales charge, except for Class B shares of the respective funds and for the Primary and Money Market Funds. All transactions for the Primary and Money Market Funds are made at net asset value. The Company may repurchase shares at net asset value. Dividends and other distributions are recorded by each fund on the ex-dividend date and may be reinvested at net asset value.

Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

EXPENSES:

Qualification fees, distribution fees or other expenses directly attributable to a series' class of shares are charged to that series' class operations. All other operating expenses not directly attributable to a series are prorated among all of the series based on the relative amount of each series' net assets or shareholders, and then allocated among the classes of that series.

NOTE 2--OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES:

Securities Management and Research, Inc. ("SM&R") is the investment adviser and principal underwriter for the Company. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

EQUITY FUNDS

Growth, Equity Income and Balanced Funds
                                                          INVESTMENT
NET ASSETS                                               ADVISORY FEE
-----------------------------------------------------   --------------
Not exceeding $100,000,000                                  0.750%
Exceeding $100,000,000 but not exceeding $200,000,000       0.625%
Exceeding $200,000,000 but not exceeding $300,000,000       0.500%
Exceeding $300,000,000                                      0.400%

FIXED INCOME FUNDS

Government Bond and Tax Free Funds

NET ASSETS
-----------------------------------------------------
Not exceeding $100,000,000                                   0.50%
Exceeding $100,000,000 but not exceeding $300,000,000        0.45%
Exceeding $300,000,000                                       0.40%
Primary Fund
All average daily net assets                                 0.50%
Money Market Fund
All average daily net assets                                 0.25%

ADMINISTRATIVE SERVICE FEES:

Administrative service fees paid to SM&R by the each of the series are computed as a percentage of average daily net assets as follows:

                                                        ADMINISTRATIVE
NET ASSETS                                               SERVICE FEES
-----------------------------------------------------   --------------
Not exceeding $100,000,000                                   0.25%
Exceeding $100,000,000 but not exceeding $200,000,000        0.20%
Exceeding $200,000,000 but not exceeding $300,000,000        0.15%
Exceeding $300,000,000                                       0.10%

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

SM&R has contractually agreed to reimburse the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, Tax Free Fund and Primary Fund for regular operating expenses in excess of 1.25% per year of the average daily net assets, and the Money Market Fund in excess of 0.50%. Regular operating expenses include the advisory fee and administrative service fee, but do not include the distribution and shareholder servicing fee.

Effective June 1, 2002, and until December 31, 2008, SM&R has voluntarily agreed to reimburse expenses which exceed the following percentages of each fund's average daily net assets:

                       CLASS A   CLASS B   CLASS T   UNIVERSAL
Growth Fund             1.36%     1.86%       --
Equity Income Fund      1.26%     1.76%       --
Balanced Fund           1.30%     1.80%       --
Government Bond Fund    0.73%     1.23%     0.73%
Tax Free Fund           0.75%     1.25%     0.75%
Primary Fund                                           0.80%

Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time after December 31, 2008 without notice to investors.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

The Company has adopted a 12b-1 Plan, for each series, except the Primary and Money Market Funds, with respect to each series' Class A shares and Class B shares (the "Class A Plan" and the "Class B Plan", respectively and collectively, the "Plans"). The Plans permit each class a distribution fee to compensate SM&R, or enable SM&R to compensate other persons, including Distributors, for distribution costs such as service fees paid to dealers, printing and distribution of prospectuses to prospective investors, sales literature and other sales and distribution related activities. The Plans also permit a shareholder servicing fee to compensate SM&R, or enable SM&R to compensate Service Providers, for providing ongoing servicing to shareholders of the Company. These fees are computed as an annual percentage of the average daily net assets of each class of shares of a series, as follows:

                                     DISTRIBUTION   SERVICE   TOTAL 12b-1
                                          FEE         FEE         FEE
GROWTH, EQUITY INCOME, BALANCED,
GOVERNMENT BOND AND TAX FREE FUNDS
Class A Shares                           0.25%         --        0.25%
Class B Shares                           0.50%       0.25%       0.75%

For the year ended August 31, 2008, each series paid or accrued the following, as compensation under the Plans:

Growth Fund            $25,528
Equity Income Fund     $49,273
Balanced Fund          $19,926
Government Bond Fund   $ 6,571
Tax Free Fund          $ 1,702

SALES CHARGES:

During the year ended August 31, 2008, SM&R, as principal underwriter, received as sales charges on sales of capital stock of each series and made reallowances to dealers as follows:

                            SALES                SALES
                           CHARGES              CHARGES
                       RECEIVED BY SM&R   REALLOWED TO DEALERS
Growth Fund                 $43,076             $  896
Equity Income Fund          $52,396             $1,129
Balanced Fund               $18,809             $   55
Government Bond Fund        $ 6,282             $   39
Tax Free Fund               $   126             $    0

For the year ended August 31, 2008, SM&R received $18,583 for contingent deferred sales charges imposed on the redemptions of Class B shares of capital stock of the series.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of August 31, 2008, SM&R and American National had the following ownership in these series:

                                   SM&R                     AMERICAN NATIONAL            AMERICAN NATIONAL AFFILIATES
                       -----------------------------   ------------------------------   ------------------------------
                                   PERCENT OF SHARES                PERCENT OF SHARES                PERCENT OF SHARES
                         SHARES       OUTSTANDING        SHARES         OUTSTANDING        SHARES       OUTSTANDING
Growth Fund              249,004          1.22%         1,131,885          5.53%         1,636,615          8.00%
Equity Income Fund        27,562          0.68%                --          0.00%                --          0.00%
Balanced Fund            184,489         12.58%           105,411          7.19%           332,023         22.64%
Government Bond Fund     747,652         25.49%           189,801          6.47%         1,019,411         34.76%
Tax Free Fund            189,745         14.32%                --          0.00%           948,044         71.55%
Primary Fund              18,983          0.08%        21,435,725         86.84%         1,485,870          6.02%
Money Market Fund      3,449,364          3.59%        63,433,667         66.05%        19,042,320         19.83%

The Company pays directors' fees and expenses for all the independent directors. The Company also pays the salary and other expenses of the Chief Compliance Officer.

INVESTMENTS INTO AFFILIATED MONEY MARKET FUND:

The Company has received an exemptive order issued by the Securities and Exchange Commission ("SEC") allowing the Company to sweep uninvested cash into the SM&R Money Market Fund. The SM&R Money Market Fund is one of the seven funds included in the Company and is therefore considered to be affiliated. The transactions in investments in the affiliated money market fund for the year ended August 31, 2008 were:

Purchases   $24,128,544
Sales       $24,105,733

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENT SECURITIES

Aggregate purchases and sales of investments in securities, other than commercial paper, were as follows:

                        PURCHASES       SALES
Growth Fund            $10,589,587   $19,809,285
Equity Income Fund     $10,693,487   $23,496,711
Balanced Fund          $ 5,134,998   $ 7,536,778
Government Bond Fund   $ 6,989,156   $ 8,579,120
Tax Free Fund          $        --   $ 1,717,000
Primary Fund           $        --   $ 1,000,000

Gross unrealized appreciation and depreciation as of August 31, 2008, based on the cost for federal income tax purposes is as follows:

                                                                  NET APPRECIATION
                           COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
Growth Fund            $78,976,029    $16,087,533    $10,589,931   $5,497,602
Equity Income Fund     $74,647,921    $15,967,413    $10,735,622   $5,231,791
Balanced Fund          $23,157,990    $ 3,515,255    $ 2,117,653   $1,397,602
Government Bond Fund   $29,830,695    $   910,276    $   189,303   $  720,973
Tax Free Fund          $13,396,411    $   338,044    $    20,504   $  317,540
Primary Fund           $24,436,728    $   208,837    $        --   $  208,837

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 4--CAPITAL STOCK

SM&R GROWTH FUND

                                                                            YEAR ENDED AUGUST 31,
                                                            -------------------------------------------------------
                                                                      2008                         2007
                                                            -------------------------   ---------------------------
                                                              SHARES        AMOUNT         SHARES           AMOUNT
                                                            ----------   ------------   -----------   -------------
Sale of capital shares:
   Class A                                                     167,187   $    744,997       131,308   $    613,711
   Class B                                                      43,675        188,782        56,328        257,907
   Class T                                                     482,860      2,183,945       512,529      2,445,948
                                                            ----------   ------------   -----------   ------------
   Total sale of capital shares                                693,722      3,117,724       700,165      3,317,566
Investment income dividends reinvested:
   Class A                                                      10,304         45,299         5,047         23,860
   Class B                                                       2,442         10,941           551          2,476
   Class T                                                     235,374      1,056,247       116,052        564,573
                                                            ----------   ------------   -----------   ------------
   Total investment income dividends reinvested                248,120      1,112,487       121,650        590,909
Distributions from net realized gains reinvested:
   Class A                                                      23,843        109,438        40,172        184,391
   Class B                                                      14,290         64,018        23,950        107,537
   Class T                                                     498,285      2,331,973       643,142      3,016,336
                                                            ----------   ------------   -----------   ------------
   Total distributions from net realized gains reinvested      536,418      2,505,429       707,264      3,308,264
                                                            ----------   ------------   -----------   ------------
Subtotals                                                    1,478,260      6,735,640     1,529,079      7,216,739
Redemptions of capital shares outstanding:
   Class A                                                    (448,293)    (2,154,276)     (300,531)    (1,411,490)
   Class B                                                    (307,091)    (1,328,184)     (238,225)    (1,096,043)
   Class T                                                  (2,013,439)    (9,145,440)   (2,632,772)   (12,572,932)
                                                            ----------   ------------   -----------   ------------
   Total redemptions of capital shares outstanding          (2,768,823)   (12,627,900)   (3,171,528)   (15,080,465)
                                                            ----------   ------------   -----------   ------------
Net decrease in capital shares outstanding                  (1,290,563)  $ (5,892,260)   (1,642,449)  $ (7,863,726)
                                                                         ============                 ============
Shares outstanding at beginning of year                     21,749,856                   23,392,305
                                                            ----------                  -----------
Shares outstanding at end of year                           20,459,293                   21,749,856
                                                            ==========                  ===========

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 4--CAPITAL STOCK CONTINUED

SM&R EQUITY INCOME FUND

                                                                            YEAR ENDED AUGUST 31,
                                                            ---------------------------------------------------
                                                                      2008                       2007
                                                            ------------------------   ------------------------
                                                              SHARES       AMOUNT        SHARES       AMOUNT
                                                            ---------   ------------   ---------   ------------
Sale of capital shares:
   Class A                                                     60,059   $  1,279,667      94,208   $  2,211,338
   Class B                                                     11,534        237,746      20,747        473,962
   Class T                                                     58,107      1,260,789      78,317      1,931,543
                                                            ---------   ------------   ---------   ------------
   Total sale of capital shares                               129,700      2,778,202     193,272      4,616,843

Investment income dividends reinvested:
   Class A                                                      9,937        212,112      11,618        272,562
   Class B                                                      4,156         86,525       6,991        157,764
   Class T                                                     92,196      2,035,148     100,845      2,457,786
                                                            ---------   ------------   ---------   ------------
   Total investment income dividends reinvested               106,289      2,333,785     119,454      2,888,112

Distributions from net realized gains reinvested:
   Class A                                                     25,569        544,629      22,573        525,950
   Class B                                                     12,464        256,511      17,532        393,765
   Class T                                                    203,558      4,531,198     205,960      4,990,419
                                                            ---------   ------------   ---------   ------------
   Total distributions from net realized gains reinvested     241,591      5,332,338     246,065      5,910,134
                                                            ---------   ------------   ---------   ------------
Subtotals                                                     477,580     10,444,325     558,791     13,415,089
Redemptions of capital shares outstanding:
   Class A                                                   (173,998)    (3,771,973)    (79,425)    (1,880,736)
   Class B                                                   (111,490)    (2,313,600)   (110,524)    (2,510,171)
   Class T                                                   (503,661)   (11,290,083)   (519,789)   (12,840,554)
                                                            ---------   ------------   ---------   ------------
   Total redemptions of capital shares outstanding           (789,149)   (17,375,656)   (709,738)   (17,231,461)
                                                            ---------   ------------   ---------   ------------
Net decrease in capital shares outstanding                   (311,569)  $ (6,931,331)   (150,947)  $ (3,816,372)
                                                                        ============               ============
Shares outstanding at beginning of year                     4,335,956                  4,486,903
                                                            ---------                  ---------
Shares outstanding at end of year                           4,024,387                  4,335,956
                                                            =========                  =========

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 4--CAPITAL STOCK CONTINUED

SM&R BALANCED FUND

                                                                          YEAR ENDED AUGUST 31,
                                                            -------------------------------------------------
                                                                      2008                     2007
                                                            -----------------------   -----------------------
                                                              SHARES       AMOUNT       SHARES       AMOUNT
                                                            ---------   -----------   ---------   -----------
Sale of capital shares:
   Class A                                                     24,456     $ 417,341      34,793   $   631,966
   Class B                                                     10,263       177,320       6,874       126,462
   Class T                                                     32,315       573,205      38,196       723,206
                                                            ---------   -----------   ---------   -----------
   Total sale of capital shares                                67,034     1,167,866      79,863     1,481,634
Investment income dividends reinvested:
   Class A                                                      3,851        67,234       4,954        89,416
   Class B                                                      1,198        21,404       2,356        43,045
   Class T                                                     22,719       412,465      25,563       481,420
                                                            ---------   -----------   ---------   -----------
   Total investment income dividends reinvested                27,768       501,103      32,873       613,881
Distributions from net realized gains reinvested:
   Class A                                                      3,528        62,795      14,724       263,271
   Class B                                                      1,582        28,506       8,756       158,139
   Class T                                                     21,538       398,665      69,557     1,294,446
                                                            ---------   -----------   ---------   -----------
   Total distributions from net realized gains reinvested      26,648       489,966      93,037     1,715,856
                                                            ---------   -----------   ---------   -----------
Subtotals                                                     121,450     2,158,935     205,773     3,811,371
Redemptions of capital shares outstanding:
   Class A                                                    (75,157)   (1,363,029)    (63,459)   (1,164,640)
   Class B                                                    (54,996)     (998,072)    (54,363)     (997,206)
   Class T                                                   (116,666)   (2,090,770)    (99,713)   (1,896,290)
                                                            ---------   -----------   ---------   -----------
   Total redemptions of capital shares outstanding           (246,819)   (4,451,871)   (217,535)   (4,058,136)
                                                            ---------   -----------   ---------   -----------
Net decrease in capital shares outstanding                   (125,369)  $(2,292,936)    (11,762)  $  (246,765)
                                                                        ===========               ===========
Shares outstanding at beginning of year                     1,591,810                 1,603,572
                                                            ---------                 ---------
Shares outstanding at end of year                           1,466,441                 1,591,810
                                                            =========                 =========

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 4--CAPITAL STOCK CONTINUED

SM&R GOVERNMENT BOND FUND

                                                                  YEAR ENDED AUGUST 31,
                                                        -------------------------------------------------
                                                                  2008                      2007
                                                        -----------------------   -----------------------
                                                           SHARES      AMOUNT       SHARES       AMOUNT
                                                        ---------   -----------   ---------   -----------
Sale of capital shares:
   Class A                                                 25,047     $ 270,361      20,423   $   210,976
   Class B                                                  5,359        57,779       5,449        56,127
   Class T                                                111,915     1,192,693      39,756       406,160
                                                        ---------   -----------   ---------   -----------
   Total sale of capital shares                           142,321     1,520,833      65,628       673,263
Investment income dividends reinvested:
   Class A                                                  3,426        36,607       4,049        41,840
   Class B                                                  1,414        15,061       2,208        22,780
   Class T                                                 92,197       971,747     104,808     1,068,902
                                                        ---------   -----------   ---------   -----------
   Total investment income dividends reinvested            97,037     1,023,415     111,065     1,133,522
                                                        ---------   -----------   ---------   -----------
Subtotals                                                 239,358     2,544,248     176,693     1,806,785
Redemptions of capital shares outstanding:
   Class A                                                (24,276)     (255,855)    (16,698)     (172,759)
   Class B                                                (13,602)     (142,974)    (18,696)     (193,013)
   Class T                                                (65,521)     (690,214)    (82,708)     (844,694)
                                                        ---------   -----------   ---------   -----------
   Total redemptions of capital shares outstanding       (103,399)   (1,089,043)   (118,102)   (1,210,466)
                                                        ---------   -----------   ---------   -----------
Net increase (decrease) in capital shares outstanding     135,959   $ 1,455,205      58,591   $   596,319
                                                                    ===========               ===========
Shares outstanding at beginning of year                 2,797,088                 2,738,497
                                                        ---------                 ---------
Shares outstanding at end of year                       2,933,047                 2,797,088
                                                        =========                 =========

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 4 -- CAPITAL STOCK CONTINUED

SM&R TAX FREE FUND

                                                                        YEAR ENDED AUGUST 31,
                                                            ---------------------------------------------
                                                                     2008                   2007
                                                            ---------------------   ---------------------
                                                              SHARES      AMOUNT      SHARES      AMOUNT
                                                            ---------   ---------   ---------   ---------
Sale of capital shares:
   Class A                                                      3,742   $  39,441       5,772   $  60,503
   Class T                                                     17,637     183,840      10,235     106,598
                                                            ---------   ---------   ---------   ---------
   Total sale of capital shares                                21,379     223,281      16,007     167,101
Investment income dividends reinvested:
   Class A                                                        773       8,096       1,159      12,119
   Class B                                                        168       1,762         723       7,574
   Class T                                                     41,084     427,134      45,142     468,090
                                                            ---------   ---------   ---------   ---------
   Total investment income dividends reinvested                42,025     436,992      47,024     487,783
Distributions from net realized gains reinvested:
   Class A                                                         24         254          --          --
   Class B                                                          7          79           8          87
   Class T                                                      1,175      12,265         274       2,858
                                                            ---------   ---------   ---------   ---------
   Total distributions from net realized gains reinvested       1,206      12,598         282       2,945
                                                            ---------   ---------   ---------   ---------
Subtotals                                                      64,610     672,871      63,313     657,829
Redemptions of capital shares outstanding:
   Class A                                                     (2,998)    (31,442)    (11,881)   (124,226)
   Class B                                                     (6,612)    (69,421)    (27,312)   (286,270)
   Class T                                                    (19,154)   (199,563)    (40,292)   (418,147)
                                                            ---------   ---------   ---------   ---------
   Total redemptions of capital shares outstanding            (28,764)   (300,426)    (79,485)   (828,643)
                                                            ---------   ---------   ---------   ---------
Net increase (decrease) in capital shares outstanding          35,846   $ 372,445     (16,172)  $(170,814)
                                                                        =========               =========
Shares outstanding at beginning of year                     1,289,211               1,305,383
                                                            ---------               ---------
Shares outstanding at end of year                           1,325,057               1,289,211
                                                            =========               =========

SM&R PRIMARY FUND

                                                                            YEAR ENDED AUGUST 31,
                                                            -----------------------------------------------------
                                                                       2008                       2007
                                                            ------------------------   --------------------------
                                                              SHARES        AMOUNT        SHARES        AMOUNT
                                                            ----------   -----------   -----------   ------------
Sale of capital shares:                                      2,590,368   $ 2,590,370    11,828,447   $ 11,824,661
Investment income dividends reinvested                         846,450       846,450     1,196,240      1,191,177
Redemptions of capital shares outstanding                   (5,670,153)   (5,670,153)  (12,592,282)   (12,575,472)
                                                            ----------   -----------   -----------   ------------
Net increase (decrease) in capital shares outstanding       (2,233,335)  $(2,233,333)      432,405   $    440,366
                                                                         ===========                 ============
Shares outstanding at beginning of year                     26,917,582                  26,485,177
                                                            ----------                 -----------
Shares outstanding at end of year                           24,684,247                  26,917,582
                                                            ==========                 ===========

SM&R MONEY MARKET FUND

                                                                               YEAR ENDED AUGUST 31,
                                                            ---------------------------------------------------------
                                                                        2008                         2007
                                                            ----------------------------   ---------------------------
                                                               SHARES          AMOUNT         SHARES         AMOUNT
                                                            ------------   -------------   ------------   ------------
Sale of capital shares:                                      255,152,735   $ 255,152,735    256,039,416   $256,039,416
Investment income dividends reinvested                         2,904,505       2,904,505      4,690,221      4,690,221
Redemptions of capital shares outstanding                   (263,602,365)   (263,602,365)  (247,914,067)  (247,914,067)
                                                            ------------   -------------   ------------   ------------
Net increase (decrease) in capital shares outstanding         (5,545,125)  $  (5,545,125)    12,815,570   $ 12,815,570
                                                                           =============                  ============
Shares outstanding at beginning of year                      101,585,070                     88,769,500
                                                            ------------                   ------------
Shares outstanding at end of year                             96,039,945                    101,585,070
                                                            ============                   ============

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 5--DISCLOSURE ABOUT FAIR VALUE OF ASSETS

Effective September 1, 2007, the Funds adopted Statement of Financial Accounting Standards (FAS) 157. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP) and expands disclosures about fair value measurement. FAS 157 has been applied prospectively as of the beginning of the period. FAS 157 requires funds to classify their assets based on valuation method, using three levels. Level 1 securities are valued based on quoted prices for identical securities in active markets that are unadjusted. Level 2 securities are valued based on external market ("significant observable") inputs, such as quoted prices for similar assets in active markets, quoted prices for identical or similar assets in non-active markets, or inputs derived from or corroborated by observable market data by correlation or other means. They reflect assumptions market participants would use in pricing based on market data obtained from independent sources. Level 3 securities are valued based on internal ("significant unobservable") inputs that are based on the funds own assumptions that market participants would use based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables present the valuation levels of the funds' securities as of August 31, 2008:

SM&R Growth Fund:

                                             INVESTMENTS IN
VALUATION INPUTS                               SECURITIES
------------------------------------------   --------------
Level 1 -- Quoted Prices                       $84,310,640
Level 2 -- Significant Observable Inputs           162,991
Level 3 -- Significant Unobservable Inputs              --
                                               -----------
Total                                          $84,473,631

SM&R Equity Income Fund:

                                             INVESTMENTS IN
VALUATION INPUTS                               SECURITIES
------------------------------------------   --------------
Level 1 -- Quoted Prices                       $79,325,108
Level 2 -- Significant Observable Inputs           554,604
Level 3 -- Significant Unobservable Inputs              --
                                               -----------
Total                                          $79,879,712

SM&R Balanced Fund:

                                             INVESTMENTS IN
VALUATION INPUTS                               SECURITIES
------------------------------------------   --------------
Level 1 -- Quoted Prices                       $18,514,452
Level 2 -- Significant Observable Inputs         6,041,140
Level 3 -- Significant Unobservable Inputs              --
                                               -----------
Total                                          $24,555,592

SM&R Government Bond Fund:

                                             INVESTMENTS IN
VALUATION INPUTS                               SECURITIES
------------------------------------------   --------------
Level 1 -- Quoted Prices                       $        --
Level 2 -- Significant Observable Inputs        30,551,668
Level 3 -- Significant Unobservable Inputs              --
                                               -----------
Total                                          $30,551,668
                                               -----------

SM&R Tax Free Fund:

                                             INVESTMENTS IN
VALUATION INPUTS                               SECURITIES
------------------------------------------   --------------
Level 1 -- Quoted Prices                       $        --
Level 2 -- Significant Observable Inputs        13,713,951
Level 3 -- Significant Unobservable Inputs              --
                                               -----------
Total                                          $13,713,951

SM&R Primary Fund:

                                             INVESTMENTS IN
VALUATION INPUTS                                 SECURITIES
------------------------------------------   --------------
Level 1 -- Quoted Prices                       $     4,104
Level 2 -- Significant Observable Inputs        24,641,461
Level 3 -- Significant Unobservable Inputs              --
                                               -----------
Total                                          $24,645,565

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 5--DISCLOSURE ABOUT FAIR VALUE OF ASSETS CONTINUED

SM&R Money Market Fund:

                                             INVESTMENTS IN
VALUATION INPUTS                               SECURITIES
------------------------------------------   --------------
Level 1 -- Quoted Prices                       $        --
Level 2 -- Significant Observable Inputs        87,759,856
Level 3 -- Significant Unobservable Inputs              --
                                               -----------
Total                                          $87,759,856

Money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following years ended August 31:

                                                          2008          2007
                                                       ----------   -----------
GROWTH FUND
CLASS A
   Distributions paid from:
      Ordinary income                                  $   45,299   $    24,253
      Long-term capital gain                              109,438       189,752
                                                       ----------   -----------
                                                       $  154,737   $   214,005
                                                       ==========   ===========
CLASS B
   Distributions paid from:
      Ordinary income                                  $   11,209       $ 2,530
      Long-term capital gain                               63,999       107,537
                                                       ----------   -----------
                                                       $   75,208   $   110,067
                                                       ==========   ===========
CLASS T
   Distributions paid from:
      Ordinary income                                  $1,087,464   $   579,962
      Long-term capital gain                            2,390,940     3,084,431
                                                       ----------   -----------
                                                       $3,478,404   $ 3,664,393
                                                       ==========   ===========
EQUITY INCOME FUND
CLASS A
   Distributions paid from:
      Ordinary income                                  $  302,669   $   336,620
      Long-term capital gain                              459,882       517,380
                                                       ----------   -----------
                                                       $  762,551   $   854,000
                                                       ==========   ===========
CLASS B
   Distributions paid from:
      Ordinary income                                  $  127,901   $   197,283
      Long-term capital gain                              216,885       356,897
                                                       ----------   -----------
                                                       $  344,786   $   554,180
                                                       ==========   ===========
CLASS T
   Distributions paid from:
      Ordinary income                                  $2,814,283   $ 3,023,856
      Long-term capital gain                            3,920,882     4,644,779
                                                       ----------   -----------
                                                       $6,735,165   $ 7,668,635
                                                       ==========   ===========
BALANCED FUND
CLASS A
   Distributions paid from:
      Ordinary income                                  $   79,060   $   101,226
      Long-term capital gain                               50,969       260,049
                                                       ----------   -----------
                                                       $  130,029   $   361,275
                                                       ==========   ===========
CLASS B
   Distributions paid from:
      Ordinary income                                  $   27,225   $    50,137
      Long-term capital gain                               23,142       152,511
                                                       ----------   -----------
                                                       $   50,367   $   202,648
                                                       ==========   ===========
CLASS T
   Distributions paid from:
      Ordinary income                                  $  502,221   $   549,507
      Long-term capital gain                              327,883     1,259,580
                                                       ----------   -----------
                                                       $  830,104   $ 1,809,087
                                                       ==========   ===========
GOVERNMENT BOND FUND
CLASS A
   Distributions paid from:
      Ordinary income                                  $   36,605   $    41,848
                                                       ----------   -----------
                                                       $   36,605   $    41,848
                                                       ==========   ===========
CLASS B
   Distributions paid from:
      Ordinary income                                  $   15,524   $    23,067
                                                       ----------   -----------
                                                       $   15,524   $    23,067
                                                       ==========   ===========
CLASS T
   Distributions paid from:
      Ordinary income                                  $  977,349   $ 1,076,489
                                                       ----------   -----------
                                                       $  977,349   $ 1,076,489
                                                       ==========   ===========
TAX FREE FUND
CLASS A
   Distributions paid from:
      Exempted interest dividends                      $    7,654   $    10,611
      Ordinary income                                       1,790         1,807
      Long-term capital gain                                  254            76
                                                        ----------   -----------
                                                       $    9,698   $    12,494
                                                       ==========   ===========
CLASS B
   Distributions paid from:
      Exempted interest dividends                      $    2,998   $     8,324
      Ordinary income                                         855         1,678
      Long-term capital gain                                  147           103
                                                       ----------   -----------
                                                       $    4,000      $ 10,105
                                                       ==========   ===========
CLASS T
   Distributions paid from:
      Exempted interest dividends                      $  352,195     $ 414,827
      Ordinary income                                      82,296        70,682
      Long-term capital gain                               12,370         2,944
                                                       ----------   -----------
                                                       $  446,861   $   488,453
                                                       ==========   ===========
PRIMARY FUND
   Distributions paid from:
      Ordinary income                                  $  846,050   $ 1,204,633
                                                       ----------   -----------
                                                       $  846,050   $ 1,204,633
                                                       ==========   ===========
MONEY MARKET FUND
   Distributions paid from:
      Ordinary income                                  $2,906,439   $ 4,718,729
                                                       ----------   -----------
                                                       $2,906,439   $ 4,718,729
                                                       ==========   ===========

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R INVESTMENTS, INC.

TAX COMPONENTS OF NET ASSETS

As of August 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

GROWTH FUND
Undistributed ordinary income                                       $   527,675
Undistributed long-term capital gains                                 3,801,620
                                                                    -----------
      Tax Accumulated Earnings                                        4,329,295
Unrealized appreciation (depreciation)                                5,497,602
                                                                    -----------
      Total Accumulated Earnings (Deficit)                          $ 9,826,897
                                                                    ===========
EQUITY INCOME FUND
Undistributed ordinary income                                       $   411,127
Undistributed long-term capital gains                                 4,496,397
                                                                    -----------
      Tax Accumulated Earnings                                        4,907,524
Unrealized appreciation (depreciation)                                5,231,791
                                                                    -----------
      Total Accumulated Earnings (Deficit)                          $10,139,315
                                                                    ===========
BALANCED FUND
Undistributed ordinary income                                       $   103,863
Undistributed long-term capital gains                                 1,012,835
                                                                    -----------
      Tax Accumulated Earnings                                        1,116,698
Unrealized appreciation (depreciation)                                1,397,602
                                                                    -----------
      Total Accumulated Earnings (Deficit)                          $ 2,514,300
                                                                    ===========
GOVERNMENT BOND FUND
Accumulated capital and other losses                                $  (451,796)
Unrealized appreciation (depreciation)                                  720,973
                                                                    -----------
      Total Accumulated Earnings (Deficit)                          $   269,177
                                                                    ===========
TAX FREE FUND
Undistributed long-term capital gains                               $     5,454
                                                                    -----------
      Tax Accumulated Earnings                                            5,454
Accumulated capital and other losses                                       (817)
Unrealized appreciation (depreciation)                                  317,540
                                                                    -----------
      Total Accumulated Earnings (Deficit)                          $   322,177
                                                                    ===========
PRIMARY FUND
Accumulated capital and other losses                                $  (242,165)
Unrealized appreciation (depreciation)                                  208,837
                                                                    -----------
      Total Accumulated Earnings (Deficit)                          $   (33,328)
                                                                    ===========

NOTE 7--FINANCIAL ACCOUNTING STANDARDS BOARD INTERPRETATION NO. 48

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC delayed the implementation of FIN 48 for regulated investment companies for an additional six months making it effective June 29, 2007. The Funds adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, as of September 1, 2007. As a result of the implementation of Interpretation 48, there was no impact to the Funds. The Funds file income tax returns in the U.S. federal jurisdiction and are no longer subject to U.S. federal or state income tax examinations by tax authorities for years before 2003.

NOTE 8--OTHER EVENTS

On November 26, 2007, the shareholders of the SM&R Alger Aggressive Growth, SM&R Alger Growth, and SM&R Alger Small-Cap Funds approved an Agreement and Plan of Reorganization to transfer all of their assets in a tax-free reorganization into the Alger Capital Appreciation Fund, Alger LargeCap Growth Fund and Alger SmallCap Growth Fund (each an "Acquiring Fund"), each a series of The Alger Funds. The shareholders of the SM&R Alger Technology Fund approved an Agreement and Plan of Reorganization to transfer all of its assets in a tax-free exchange for shares of Spectra Technology Fund, a series of The Spectra Funds. All of the transfers occured as of the close of business on December 7, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee, Board of Directors and Shareholders
SM&R Investments, Inc.
League City, Texas

We have audited the accompanying statements of assets and liabilities of the SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund (all the funds comprising SM&R Investments, Inc., hereafter referred to as "the Funds"), including the schedules of investments, as of August 31, 2008, and the related statements of operations for the year then ended, changes in net assets for the two years then ended and the financial highlights for each of the three years then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2008, and the results their operations, changes in their net assets and their financial highlights for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 5, in 2008, the Funds changed their method of accounting for fair value measurements in accordance with Statement of Financial Accounting Standards No. 157.

/s/ BKD, LLP

Houston, Texas
October 16, 2008

SUPPLEMENTAL INFORMATION (Unaudited) (As of 8/31/08)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (800) 231-4639.

INDEPENDENT DIRECTORS

                                                                                                                NUMBER OF
                                                                                                              PORTFOLIOS IN
                                           TERM OF OFFICE                                                      FUND COMPLEX
     NAME, ADDRESS,      POSITION(S) HELD   AND LENGTH OF                                                      OVERSEEN BY
        AND AGE             WITH FUND        TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        DIRECTOR
-----------------------  ----------------  --------------  -------------------------------------------------  -------------
Florentino F. Gonzalez   Director          Indefinite      HR Consultant, The University of Texas Medical          15*
2450 South Shore Blvd.,                    Since 11/05     Branch at Galveston
League City, TX 77573
Age 49

Edwin K. Nolan           Director          Indefinite      Investor and Attorney, Law Offices, Edwin K.            15*
2450 South Shore Blvd.,                    Since 11/97     Nolan, P.C.
League City, TX 77573
Age 65                   Nominating        Indefinite      Director/Owner of Canyon Lake Aviation, Inc.
                         Committee         Since 11/00

                         Audit             Indefinite      Director of Hancock Mini Mart, Inc.
                         Committee         Since 11/03

Robert V. Shattuck       Director          Indefinite      Attorney, Law Offices, Robert V. Shattuck, Jr.          15*
2450 South Shore Blvd.,                    Since 11/97
League City, TX 77573
Age 66                   Nominating        Indefinite
                         Committee         Since 11/00

Donald P. Stevens        Director          Indefinite      Retired, Assistant to the President for                 15*
2450 South Shore Blvd.,                    Since 9/00      Governmental Relations of the University of Texas
League City, TX 77573                                      Medical Branch, Galveston, TX
Age 61                   Nominating        Indefinite
                         Committee         Since 11/00     Vice President and Director, Jamail Galveston
                                                           Foundation (a family charitable foundation)
                         Audit             Indefinite
                         Committee         Since 11/05

Steven H. Stubbs         Director          Indefinite      President and Director of Dancing Rabbit Press,         15*
2450 South Shore Blvd.,                    Since 9/00      Inc. (a publishing company)
League City, TX 77573
Age 69                   Audit             Indefinite      Director, Neshoba County Public Library
                         Committee         Since 8/03
                         Chairman

SUPPLEMENTAL INFORMATION (Unaudited) CONTINUED

INTERESTED DIRECTORS

                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                           TERM OF OFFICE                                                FUND COMPLEX    INTERESTED
     NAME, ADDRESS,      POSITION(S) HELD   AND LENGTH OF                                                OVERSEEN BY      DIRECTOR
        AND AGE             WITH FUND        TIME SERVED   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     DIRECTOR     RELATIONSHIP
-----------------------  ----------------  --------------  -------------------------------------------  -------------  -------------
Michael W. McCroskey     President &       Indefinite      President, CEO, Director and member of            15*           (1)
2450 South Shore Blvd.,  Director          Since 8/94      Executive Committee of Securities
League City, TX 77573                                      Management and Research, Inc. (SM&R)^
Age 65
                                                           Executive Vice President and Treasurer of
                                                           American National Insurance Company

                                                           Vice President of Garden State Life
                                                           Insurance Company^

                                                           Vice President of American National
                                                           Property & Casualty Company^

                                                           Vice President of Standard Life & Accident
                                                           Insurance Company^

                                                           Vice President of Pacific Property and
                                                           Casualty Company^

                                                           Assistant Secretary of American National
                                                           General Insurance Company^

                                                           Assistant Secretary of American National
                                                           Life Insurance Company of Texas^

                                                           Director and President of ANREM Corporation
                                                           (real estate management company)^

                                                           Vice President and Director of ANTAC
                                                           Corporation (real estate management
                                                           company)^

                                                           Director of Comprehensive Investment
                                                           Services, Inc. (investment services
                                                           company)^

                                                           Vice President of Farm Family Life
                                                           Insurance Company^

                                                           Vice President of Farm Family Casualty
                                                           Insurance Company^

                                                           Vice President of United Farm Family
                                                           Insurance Company^

                                                           Vice President and Director of Eagle 99,
                                                           Inc. (a real estate investment company)^

                                                           President and Director of ANH(2)O, Inc.
                                                           (a real estate investment company)^

Lea McLeod Matthews      Director          Indefinite      Writer/Communications Specialist,                 15*           (2)
2450 South Shore Blvd.,                    Since 8/94      Nashville, TN (10/06-present)
League City, TX 77573
Age 46                                                     Psychology Intern, Vanderbilt University
                                                           Medical Center, Division of Adult
                                                           Psychiatry (8/05-10/06)

                                                           Communications Specialist, National Western
                                                           Life Insurance Company (5/02-8/05)

                                                           Director of Garden State Life Insurance
                                                           Company^

                                                           Senior Communications Specialist, Texas
                                                           Guaranteed Student Loan Corporation
                                                           (1/01-5/02)

Ann McLeod Moody         Director          Indefinite      Housewife, Personal Investments                   15*           (3,2)
2450 South Shore Blvd.,                    Since 11/97
League City, TX 77573                                      Director of Moody Gardens, Inc.
Age 71                                                     (a charitable organization)

SUPPLEMENTAL INFORMATION (Unaudited) CONTINUED

INTERESTED DIRECTORS

                                                                                                          NUMBER OF
                                                                                                        PORTFOLIOS IN
                                           TERM OF OFFICE                                                FUND COMPLEX    INTERESTED
     NAME, ADDRESS,      POSITION(S) HELD   AND LENGTH OF                                                OVERSEEN BY      DIRECTOR
        AND AGE             WITH FUND        TIME SERVED   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     DIRECTOR     RELATIONSHIP
-----------------------  ----------------  --------------  -------------------------------------------  -------------  -------------
Jamie G. Williams        Director          Indefinite      Regional Grants Director, The Moody               15*            (4)
2450 South Shore Blvd.,                    Since 11/97     Foundation (a charitable foundation)
League City, TX 77573
Age 62                                                     President's Advisory Council, Dallas Center
                                                           for the Performing Arts Foundation
                                                           (an organization that supports the arts in
                                                           the Dallas, TX area)

(1) Mr. McCroskey serves as an officer and director of SM&R, the Company's investment adviser. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.22% of the outstanding common shares of American National, and he serves as Chairman of the Board, President, and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.53% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.

     Ms. Matthews is the daughter of Funds' director Ann McLeod Moody.

(3) Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above. Ms. Moody is the mother of Funds' director Lea McLeod Matthews.

(4) Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.22% of American National, the parent of SM&R.

* Also a Director of American National Investment Accounts, Inc., another investment company advised by SM&R, which has 8 portfolios.

^    Under control of American National.

OFFICERS

                                                                                                                NUMBER OF
                                                                                                              PORTFOLIOS IN
                                           TERM OF OFFICE                                                      FUND COMPLEX
     NAME, ADDRESS,      POSITION(S) HELD   AND LENGTH OF                                                      OVERSEEN BY
        AND AGE             WITH FUND        TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        OFFICER
-----------------------  ----------------  --------------  -------------------------------------------------  -------------
Michael W. McCroskey     President &       Indefinite      SEE INTERESTED DIRECTOR TABLE ABOVE                      15
                         Director          Since 8/94

Brenda T. Koelemay       Vice President &  Indefinite      Vice President & Treasurer of SM&R                       15
2450 South Shore Blvd.,  Treasurer         Since 7/92
League City, TX 77573
Age 53                                     Indefinite      Vice President, Assistant Corporate Treasurer of
                                           Since 4/07      American National Insurance Company

Teresa E. Axelson        Vice President &  Indefinite      Vice President, Secretary & Chief Compliance             15
2450 South Shore Blvd.,  Secretary         Since 5/83      Officer of SM&R
League City, TX 77573
Age 60

Positions also held with American National Investment Accounts, Inc., another investment company advised by SM&R.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

On November 15, 2007, the Board of Directors of SM&R Investments. (the "Board") unanimously approved the renewal and extension of the investment advisory agreements with Securities Management and Research, Inc. (the "Manager") for the SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund ("the Funds"). The Board considered a variety of factors in connection with its review of the advisory contracts (the "Contracts"), also taking into account information provided by the Manager during the course of the year, as discussed below:

NATURE, EXTENT, AND QUALITY OF SERVICES

The Board considered the nature, quality and extent of the services provided to the Funds by the Manager based upon information and discussion provided by the Manager relating to the services performed by the Manager under the Contracts and relating to the Manager's operations, systems, and personnel. These services included, but were not limited to, management of the investment portfolios and a variety of activities related to investment portfolio management.

The Board also took into account its familiarity with the Manager's investment management for the Funds through regular Board meetings, discussions and reports during the preceding year. The Board further considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. After careful consideration of these matters, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager.

EXPENSES AND PERFORMANCE

The Board evaluated reports prepared by the Manager detailing the total expense ratios of each of the Funds as compared to other open-end investment companies deemed to be comparable based upon the Morningstar Principia Pro database with similar Morningstar category and prospectus objective to each Fund. The Board compared the total expense ratios of the Funds for the quarter ending September 30, 2007 to funds advised by other advisors that were deemed comparable by the Morningstar database for the quarter ending September 30, 2007. The SM&R Growth Fund (Classes A, B & T), SM&R Equity Income Fund (Classes A & T), SM&R Balanced Fund (Classes A, B & T), SM&R Government Bond Fund (Classes A, B & T) and SM&R Tax Free Fund (Classes A, B & T), all had total expense ratios that were lower than the Morningstar Fund Analysis average total expense ratios. The total expense ratios for the SM&R Equity Income Fund (Class B) and the SM&R Primary Fund were slightly higher than the Morningstar average total expense ratios. Therefore, the Board took into account that the Manager has voluntarily agreed to waive fees and/or limit expenses of the applicable Funds through December 31, 2008, so that total expenses are limited to a specified percentage of average daily net assets of each Fund. Total expenses include the management fees and administrative service fees which are paid to the Manager, but do not include interest, taxes, commissions, and other expenses incidental to portfolio transactions. Also taken under consideration were the current size of each Fund, and the level and method of computing the management fees. In light of these factors, the Board concluded that the fee paid to the Manager by the Funds is reasonable.

The Board reviewed the Funds' average annual total returns and compared these returns to comparable performance measures supplied by Lipper and Morningstar. On the basis of this evaluation of investments results, the Board concluded that the Funds' performance was satisfactory.

COST, BENEFITS, PROFITS AND ECONOMIES OF SCALE

The Board reviewed detailed information regarding the revenues received by the Manager under the Contracts and other benefits that the Manager may have realized from its relationship with the Funds. The Board also received information on the direct costs incurred by the Manager as well as profits realized. After careful consideration of this information, the Board concluded that the Manager's profits were reasonable in light of the services provided to the Funds.

APPROVAL OF THE CONTRACTS

As noted, the Board approved the renewal of the Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that the advisory fee structures are fair and reasonable and that the Contracts should be renewed.

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SM&R INVESTMENTS, INC.         2450 South Shore Boulevard, League City, TX 77573
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                                   DIRECTORS
                             Florentino F. Gonzalez
                              Lea McLeod Matthews
                              Michael W. McCroskey
                                Ann McLeod Moody
                                 Edwin K. Nolan
                            Robert V. Shattuck, Jr.
                               Donald P. Stevens
                                Steven H. Stubbs
                               Jamie G. Williams

                                    OFFICERS
                         Michael W. McCroskey, President
                Brenda T. Koelemay, Vice President and Treasurer
    Teresa E. Axelson, Vice President, Secretary and Chief Compliance Officer

                         INVESTMENT ADVISER AND MANAGER
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                                   CUSTODIAN
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                                 LEGAL COUNSEL
                          Greer, Herz & Adams, L.L.P.
                                One Moody Plaza
                              Galveston, TX 77550

                        UNDERWRITER AND REDEMPTION AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

              TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                             Houston, TX 77258-8969

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                    BKD, LLP
                        2800 Post Oak Blvd., Suite 3200
                               Houston, TX 77056

Form 9202                                                                  10/08

Item 2	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the
		registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the Code).

	(b)	For purposes of this Item, the term code of ethics means
		written standards that are reasonably designed to deter wrong-dong and to promote:

		(1)	Honest and ethical conduct, including the ethical
			handling of actual or apparent conflicts of interest between personal and professional relationships;

		(2)	Full, fair, accurate, timely, and understandable
			disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules,
			and regulations;

		(4)	The prompt internal reporting of violations of the Code
			to an appropriate person or persons identified in the Code; and

		(5)	Accountability for adherence to the Code.

	(c)	There were no amendments to the Code during the perid covered
		by the report.

	(d)	The registrant did not grant any waivers, including implicit
		waivers, from any provisions of the Code to the principal executive
		officer, principal financial officer, principal accounting officer
		or controller, or persons performing similar functions during the
		period covered by this report.

	(e)	Not applicable

	(f)	See item 12 (a) (1) regarding the filing of the Code of Ethics for
		Principal Executive and Principal Financial Officers of SM&R
		Investments, Inc.

Item 3	Audit Committee Financial Expert.

	(a)	The Board of Directors has determined that the registrant has at
		least one Audit committee financial expert serving on its Audit
		Committee.

	(b)	The Audit Committee financial expert is Steven H. Stubbs. Mr. Stubbs
		is "independent" within the meaning of that term used in Form N-CSR.

Item 4	Principal Accountant Fees and Services.

	(a)	Audit fees for SM&R Investments, Inc. totaled approximately $92,000
		in 2008 and approximately $90,000 in 2007, including fees associated
		with the annual audit and filings of the Portfolios Form N-1A and
		Form N-SAR.

	(b)	None

	(c)	Fees for tax services to SM&R Investments, Inc., including tax
		compliance, tax advice and tax planning, totaled approximately $0 in 2008 and $0 in 2007.

	(d)	None

	(e)	(1)	The registrants audit committee has adopted policies and
			procedures that require the audit committee to pre-approve
			all audit and non-audit services provided to the registrant
			by the principal accountant.

		(2)	All of the services described in paragraphs (b) through (d)
			of Item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrants
		financial statements for the most recent fiscal year-end were performed by the principal accountants full-time, permanent employees.

	(g)	None

	(h)	The registrants independent auditor did not provide any non-audit
		services to the registrants investment adviser or any entity
		controlling, controlled by or controlled with the registrants
		investment adviser that provides ongoing services to the registrant.

Item 5	Audit Committee of Listed Registrants.

	Not applicable

Item 6	Schedule of Investments.

	The Schedule of Investments is filed under Item 1 of this form.

Item 7	Disclosure of Proxy Voting Policies and Procedures for Closed-end
	Management Investment Companies.

	Not applicable

Item 8	Portfolio Managers of Closed-end Management Investment Companies.

	Not applicable

Item 9	Purchases of Equity Securities by Closed-end Management Investment
	Company and Affiliated Purchasers.

	Not applicable

Item 10	Submission of Matters to a Vote of Security Holders.

	There have been no material changes to the procedures by which shareholders
	may recommend nominees to the registrants board of directors during this
	period.

Item 11	Controls and Procedures.

	(a)	As of October 16, 2008, an evaluation was performed under the
		supervision and with the participation of the officers of SM&R Investments, Inc. (the "Company"), including the Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO"), of the effectiveness of the Company's disclosure controls and procedures. Based on that evaluation, the officers, including the CEO and CFO, conclude that, as of October 16, 2008, the Company's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the Company is made known to the CEO and CFO.

	(b)	There have been no significant changes in the Company's internal
		controls or in other factors that could significantly affect these
		controls subsequent to the date of their evaluation and until the
		filing of this report, including any corrective actions with regard
		to significant deficiencies and material weaknesses.

Item 12	Exhibits.

	(a) 	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and
			attached hereto.

		(2)	Certifications pursuant to Rule 30a-2(a) under the
			Investment Act of 1940 are filed and attached hereto.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
		2002 are filed and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SM&R Investments, Inc.

By:	\S\ Michael W. McCroskey
	-------------------------------------
	Principal Executive Officer

Date:  October 30, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registant and in the capacities and on the dates indicated.

By:	\S\ Michael W. McCroskey
	-------------------------------------
	Principal Executive Officer

Date:  October 30, 2008



By:	\S\ Brenda T. Koelemay
	-------------------------------------
	Principal Financial Officer

Date:  October 30, 2008